As filed with the Securities and Exchange Commission on October 19, 2022
Registration No. 333-267450
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. 1 ☒
Post-Effective Amendment No.  ☐
(Check appropriate box or boxes)
Barings BDC, Inc.
(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(704) 805-7200
(Area Code and Telephone Number)
Jonathan Bock
Chief Executive Officer
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
(Name and Address of Agent for Service)

Copies to:
Harry S. Pangas
Dechert LLP
1900 K Street, NW
Washington, DC 20006
Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offer and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Subject to Completion, dated October 19, 2022
PRELIMINARY PROSPECTUS

Offer to Exchange
$350,000,000 aggregate principal amount of 3.300% Notes due 2026
For
$350,000,000 aggregate principal amount of 3.300% Notes due 2026 registered under the Securities Act of 1933, as amended
Barings BDC, Inc. (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding 3.300% Notes due 2026 (the “Restricted Notes”) that were issued in transactions not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”), on November 23, 2021, for an equal aggregate principal amount of its new 3.300% Notes due 2026 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”
If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.
MATERIAL TERMS OF THE EXCHANGE OFFER
The exchange offer expires at 5:00 p.m., New York City time, on    , 2022, unless extended.
We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.
The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.
We will not receive any cash proceeds from the exchange offer.
There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.
Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 10 of this prospectus.
Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Restricted Notes where such Restricted Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. Broker-dealers who acquired Restricted Notes directly from us in the initial offering of the Restricted Notes must, in the absence of an exemption, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resales and cannot rely on the position of the staff enunciated in Exxon Capital Holdings Corp., SEC no-action letter (publicly available May 13, 1988).
Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is    , 2022
No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written request at:
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
Attention: Secretary
To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on   , 2022.
You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.
Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.
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PROSPECTUS SUMMARY
This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 10 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.
The Company
Unless otherwise noted, the terms “we,” “us,” “our” and “Company” refer to Barings BDC, Inc. and its consolidated subsidiaries.
We are an externally managed, closed-end investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, or the 1940 Act.
We have elected for federal income tax purposes to be treated, and intend to qualify annually, as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code, for tax purposes. Our investments and activities are managed by Barings LLC, or the Adviser, a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company, or Massachusetts Mutual. Barings LLC is a leading global asset management firm. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act. The Adviser’s primary investment capabilities include fixed income, private credit, real estate, equity, and alternative investments. Subject to the overall supervision of our board of directors, or the Board, Barings’ Global Private Finance Group, or Barings GPFG, manages our day-to-day operations, and provides investment advisory and management services to us. Barings GPFG is part of Barings’ $259.2 billion Global Fixed Income Platform that invests in liquid, private and structured credit. Barings GPFG manages private funds and separately managed accounts, along with multiple public vehicles.
Our investment objective is to generate current income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing.
Beginning in August 2018, our Adviser shifted our investment focus to invest in syndicated senior secured loans, bonds and other fixed income securities. Since that time, our Adviser has transitioned our portfolio to primarily senior secured private debt investments in well-established middle-market businesses that operate across a wide range of industries. Our Adviser’s existing SEC co-investment exemptive relief under the 1940 Act (the “Exemptive Relief”) permits us and our Adviser’s affiliated private and SEC-registered funds to co-invest in our Adviser-originated loans, which allows our Adviser to efficiently implement its senior secured private debt investment strategy for us.
Our primary investment objective is to generate current income by investing directly in privately-held middle-market companies to help these companies fund acquisitions, growth or refinancing. Our Adviser employs fundamental credit analysis, and targets investments in businesses with relatively low levels of cyclicality and operating risk. To a lesser extent, we will invest in equity, special situations, and syndicated loan opportunities. The hold size of each position will generally be dependent upon a number of factors including total facility size, pricing and structure, and the number of other lenders in the facility. Our Adviser has experience managing levered vehicles, both public and private, and will seek to enhance our returns through the use of leverage with a prudent approach that prioritizes capital preservation. Our Adviser believes this strategy and approach offers attractive risk/return with lower volatility given the potential for fewer defaults and greater resilience through market cycles. A significant portion of our investments are expected to be rated below investment grade by rating agencies or, if unrated, would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Summary of the Terms of the Exchange Offer
The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”
Exchange Notes
$350,000,000 aggregate principal amount of 3.300% Notes due 2026.
The terms of our Exchange Notes that have been registered with the SEC under the 1933 Act are substantially identical to those of our outstanding 3.300% Notes due 2026 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the 1933 Act on November 23, 2021, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.” We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”
Restricted Notes
$350,000,000 aggregate principal amount of 3.300% Notes due 2026, which were issued in a private placement on November 23, 2021.
The Exchange Offer
In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the registration rights agreements that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.
In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on    , 2022. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.
We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”
Registration Rights Agreements
In connection with the private placements of the Restricted Notes, we entered into registration rights agreements with the purchasers of the Restricted Notes.
Under the registration rights agreements, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:
•	file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;
•
cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•
cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.
We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the registration rights agreements (“Registration Default”), the interest rate borne by the affected Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all

Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.
If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.
Copies of the registration rights agreements are incorporated by reference as exhibits to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”
Resales of Exchange Notes
We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:
(1) you are acquiring the Exchange Notes in the ordinary course of your business;
(2) you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;
(3) you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;
(4) you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;
(5) you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and
(6) you are not acting on behalf of any person that could not truthfully make these representations.
Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:
•	you cannot rely on the applicable interpretations of the staff of the SEC;
•	you may not participate in the exchange offer; and
•
you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”
The Company has not entered into any arrangement or understanding with any person who will receive Exchange Notes in the exchange offer to distribute those notes following completion of the offer. The Company is not aware of any person that will participate in the exchange offer with a view to distribute the Exchange Notes.
Expiration Date
The exchange offer will expire at 5:00 p.m., New York City time, on     , 2022, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.
Conditions to the Exchange Offer
The exchange offer is subject to customary conditions, including that it not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”
Procedures for Tendering Restricted Notes
The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.
Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”
Procedures for Beneficial Owners
If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”
Acceptance of Restricted Notes and Delivery of Exchange Notes
Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”
Withdrawal Rights; Non-Acceptance
You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”
No Appraisal or Dissenters’ Rights
Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.
Exchange Agent
U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange
If you do not participate or validly tender your Restricted Notes in the exchange offer:
•	you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;
•	you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;
•
you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.
Certain Material U.S. Federal Income Tax Considerations
Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

Summary of the Terms of the Exchange Notes
The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.
Issuer
Barings BDC, Inc.
Notes Offered
$350,000,000 aggregate principal amount of 3.300% Notes due 2026.
Maturity Date
The Exchange Notes will mature on November 23, 2026.
Ranking
The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. As of June 30, 2022, our total consolidated indebtedness was approximately $1.539 billion and $814.4 million of which was secured.
Interest and Payment Dates
The Notes bear cash interest from November 23, 2021, at an annual rate of 3.300% payable on May 23 and November 23 of each year, beginning on May 23, 2022. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Optional Redemption
We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed through October 23, 2026 (the date falling six months prior to the maturity date of the Notes) (“Par Call Date”)) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points, plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.
On or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.
Change of Control; Offer to Repurchase
If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs, holders of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”
Use of Proceeds
We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.
Book-Entry Form
The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry System.”
Trustee
The Trustee for the Exchange Notes will be U.S. Bank Trust Company, National Association.
Governing Law
The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.
Risk Factors
You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

RISK FACTORS
In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. Any of the risks and uncertainties discussed below and in the documents referred to above could be exacerbated by the effects of the ongoing COVID-19 pandemic.
Risks Related to the Exchange Notes
The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.
The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of June 30, 2022, our total consolidated indebtedness was approximately $1.539 billion and $814.4 million of which was secured.
The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.
The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.
A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.
Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any initial purchaser undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings.
The Exchange Notes are subject to periodic review by independent credit rating agencies. Such ratings are limited in scope and do not address all material risks relating to an investment in the Exchange Notes, but rather reflect only the view of each rating agency at the time the rating is issued. An explanation of the significance of such rating may be obtained from such rating agency. There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.
The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.
The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.
The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:
•
issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•
pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including preferred stock or subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar SEC no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act in order to maintain the BDC’s status as a RIC under Subchapter M of the Code;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);
•	enter into transactions with affiliates;
•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;
•	make investments; or
•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.
In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.
Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Item 1A.—Risk Factors Risks Relating to Our Business and Structure—Incurring additional leverage may magnify our exposure to risks associated with changes in leverage, including fluctuations in interest rates that could adversely affect our profitability” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes.
The optional redemption provision may materially adversely affect your return on the Exchange Notes.
The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.
There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.
The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offerings of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.
We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.
We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.
FATCA withholding may apply to payments to certain foreign entities.
Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Internal Revenue Code of 1986, as amended (the “Code”) (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer
If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.
Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.
Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.
Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.
You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.
We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS
We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus, including the documents we incorporate by reference herein, constitute forward-looking statements because they relate to future events or our future performance or financial condition. Forward-looking statements may include, among other things, statements as to our future operating results, our business prospects and the prospects of our portfolio companies, the impact of the investments that we expect to make, the ability of our portfolio companies to achieve their objectives, our expected financings and investments, the adequacy of our cash resources and working capital, and the timing of cash flows, if any, from the operations of our portfolio companies. Words such as “expect,” “anticipate,” “target,” “goals,” “project,” “intend,” “plan,” “believe,” “seek,” “estimate,” “continue,” “forecast,” “may,” “should,” “potential,” variations of such words, and similar expressions indicate a forward-looking statement, although not all forward-looking statements include these words. Readers are cautioned that the forward-looking statements contained in this prospectus, including the documents we incorporate by reference herein, are only predictions, are not guarantees of future performance, and are subject to risks, events, uncertainties and assumptions that are difficult to predict. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the items discussed in Item 1A entitled “Risk Factors” in Part I of our Annual Report on Form 10-K and in Item 1A entitled “Risk Factors” in Part II of our subsequently filed Quarterly Reports on Form 10-Q or in other reports we may file with the Securities and Exchange Commission, or the SEC, from time to time. Other factors that could cause our actual results and financial condition to differ materially include, but are not limited to, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including with respect to changes from the impact of the Coronavirus, or COVID-19, pandemic; the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak; the effect of the COVID-19 pandemic on our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives; the effect of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business and on the availability of equity and debt capital and our use of borrowed money to finance a portion of our investments; risks associated with possible disruption due to terrorism in our operations or the economy generally; future changes in laws or regulations and conditions in our operating areas; and risks related to our acquisition of Sierra Income Corporation, or Sierra.
These projections and forward-looking statements apply only as of the date of this prospectus. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, unless we are required to do so by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements in this prospectus, including the documents incorporated by reference herein, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, are excluded from the safe harbor protection provided by Section 27A of the 1933 Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

THE EXCHANGE OFFER
Purpose and Effect of the Exchange Offer
We issued $350,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the 1933 Act on November 23, 2021. The Restricted Notes were issued, and the Exchange Notes will be issued, pursuant to a base indenture dated as of November 23, 2021 (the “Base Indenture”), and the first supplemental indenture, dated as of November 23, 2021, to the Base Indenture (the “First Supplemented Indenture”) between us and U.S. Bank Trust Company, National Association, as the Trustee. In connection with such issuances, we entered into registration rights agreements, which requires that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.
Under the registration rights agreements, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:
•
file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•
cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•
cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the affected Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to each subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.
If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.
The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. Copies of the registration rights agreements has been filed as an exhibit to the registration statement of which this prospectus is a part.
Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the

Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:
•	you are acquiring the Exchange Notes in the ordinary course of your business;
•	you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;
•	you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;
•	you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;
•	you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and
•	you are not acting on behalf of any person that could not truthfully make these representations.
If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.
Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”
The Company has not entered into any arrangement or understanding with any person who will receive Exchange Notes in the exchange offer to distribute those notes following completion of the offer. The Company is not aware of any person that will participate in the exchange offer with a view to distribute the Exchange Notes.
We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.
If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the registration rights agreements. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “—Procedures for Tendering Restricted Notes.”
Consequences of Failure to Exchange
If you do not participate or validly tender your Restricted Notes in the exchange offer:
•
you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•
you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•
you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•	the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.
Terms of the Exchange Offer
Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the

Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.
The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.
As of the date of this prospectus, $350,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.
We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder promptly after the expiration date of the exchange offer.
You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”
Expiration Date; Amendment
The expiration date for the exchange offer will be 5:00 p.m., New York City time, on     , 2022, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we will give oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.
We also reserve the right, in our sole discretion:
•	to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;
•
to delay accepting any Restricted Notes or, if any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•
to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies. To the extent we materially amend the terms of the exchange offer, we will extend the tender offer by an additional five business days.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.
Procedures for Tendering Restricted Notes
The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry System.”
Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.
If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.
If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.
We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.
You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:
•	you invalidly tender your Restricted Notes;
•	you have not cured any defects or irregularities in your tender; and
•	we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:
•	purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;
•	terminate the exchange offer; and
•	to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.
The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.
In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, promptly after rejection of tender or the expiration or termination of the exchange offer.
Book-Entry Transfer
The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.
Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.
No Guaranteed Delivery Procedures
Guaranteed delivery procedures are not available in connection with the exchange offer.
Withdrawal Rights
You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.
For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.
The notice of withdrawal must:
•	specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;
•	specify the principal amount of Restricted Notes to be withdrawn;
•	specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and
•	contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.
No Appraisal or Dissenters’ Rights
You do not have any appraisal or dissenters’ rights in connection with the exchange offer.
Conditions
Notwithstanding any other provision of the exchange offer, and subject to our obligations under the registration rights agreements, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:
•	any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or
•	the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.
These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.
In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.
The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent
We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:
U.S. Bank Trust Company, National Association, as Exchange Agent
By Registered or Certified Mail, Overnight Delivery on or before
5:00 p.m. New York City Time on the Expiration Date:

U.S. Bank Trust Company, National Association
Attn: Corporate Actions
111 Fillmore Avenue
St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com
DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
The exchange agent also acts as the Trustee under the Indenture.
Fees and Expenses
We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.
We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $200,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.
Transfer Taxes
You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.
Accounting Treatment
We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under generally accepted accounting principles in the United States of America (“GAAP”).

DESCRIPTION OF THE EXCHANGE NOTES
We issued the Restricted Notes, and will issue the Exchange Notes, under the Base Indenture and the First Supplemental Indenture. The following description is a summary of the material provisions of the Indenture. It does not restate the Indenture in its entirety. We urge you to read the Indenture, a copy of which is filed as an exhibit to the registration statement of which this prospectus forms a part, because it, and not this description, defines your rights as holders of the Notes.
Capitalized terms used but not otherwise defined herein will have the meanings given to them in the Notes or the Indenture, as applicable.
The registered holder of a Note will be treated as the owner of it for all purposes. Only registered holders will have rights under the Indenture.
General
The Restricted Notes are, and the Exchange Notes will be, our general senior unsecured obligations ranking equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding. The Notes will mature on November 23, 2026, unless previously redeemed or repurchased in full by us as provided below under “—Optional Redemption” or “—Offer to Repurchase Upon a Change of Control Repurchase Event.” The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.
The Restricted Notes bear, and the Exchange Notes will bear, cash interest at the rate of 3.300% per annum from November 23, 2021, to the stated maturity or date of earlier redemption. Interest on the Notes will be payable semi-annually in arrears on each May 23 and November 23, commencing May 23, 2022 (if an interest payment date falls on a day that is not a business day, then the applicable interest payment will be made on the next succeeding business day and no additional interest will accrue as a result of such delayed payment), to the persons in whose names such notes were registered at the close of business on the immediately preceding May 8 and November 8 (whether or not a business day), respectively.
Interest payments in respect of the Notes will equal the amount of interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or duly provided for (or from and including the date of issue, if no interest has been paid or duly provided for with respect to the Notes), to, but excluding, the applicable interest payment date or stated maturity date or date of early redemption, as the case may be. Interest on the Notes will be computed on the basis of a 360-day year comprised of twelve 30-day months.
If an interest payment date or the stated maturity date or date of early redemption of the Notes falls on a Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close, the required payment due on such date will instead be made on the next business day. No further interest will accrue as a result of such delayed payment.
We issued the Restricted Notes initially in an aggregate principal amount of $350.0 million. The Indenture does not limit the aggregate principal amount of the debt securities which we may issue thereunder and provides that we may issue debt securities thereunder from time to time in one or more series. We may, without the consent of the holders of the Notes, issue additional Notes (in any such case, other than any Exchange Notes, “Additional Notes”) under the Indenture with the same ranking and the same interest rate, maturity and other terms as the Notes of a series; provided that, if such Additional Notes are not fungible with the Notes of the applicable series (or any other tranche of Additional Notes) for U.S. federal income tax purposes, then such Additional Notes will have different CUSIP numbers from the Notes of such series (and any such other tranche of Additional Notes). Any Additional Notes and the existing Notes of a series will constitute a single series under the Indenture and all references to the relevant Notes herein will include the Additional Notes unless the context otherwise requires.
We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.
The Notes will be issued only in fully registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Notes may be presented for transfer (duly endorsed or accompanied by a written instrument of transfer, if so required by us or the security registrar) or exchanged for other notes (containing identical terms and provisions, in any authorized denominations, and of a like aggregate principal amount) at the office or agency maintained by us for such purposes (initially the corporate trust office of the Trustee). Such transfer or exchange will be made without service charge, but we may require payment of a sum sufficient to cover any tax or other governmental charge and any other expenses then payable. Prior to the due presentment of a Note for registration of transfer, we, the Trustee and any other agent of ours or the Trustee may treat the registered holder of each Note as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever.
The Indenture does not contain any provisions that would limit our ability to incur unsecured indebtedness or that would afford holders of the Notes protection in the event of a sudden and significant decline in our credit quality or a takeover, recapitalization or highly leveraged or similar transaction involving us. Accordingly, we could in the future enter into transactions that could increase the amount of indebtedness outstanding at that time or otherwise affect our capital structure or the credit rating of the Notes.
The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.
Optional Redemption
We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:
•	100% of the principal amount of the Notes to be redeemed, or
•
the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed (through the Par Call Date for the Notes) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 35 basis points.

Notwithstanding the foregoing, at any time on or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding the redemption date.
If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes to be redeemed not less than 15 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the Trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.
For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:
“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.
“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes (assuming the Notes matured on the applicable Par Call Date, if applicable) to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.
“Par Call Date” means October 23, 2026, which is the date that is one month prior to the maturity date of the Notes.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.
“Quotation Agent” means a Reference Treasury Dealer selected by us.
“Reference Treasury Dealer” means each of (1) J.P. Morgan Securities LLC, (2) Wells Fargo Securities, LLC and (3) a primary U.S. government securities dealer selected by ING Financial Markets LLC and (4) a primary U.S. government securities dealer selected by MUFG Securities Americas Inc.; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall select another Primary Treasury Dealer.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.
All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.
Offer to Repurchase Upon a Change of Control Repurchase Event
If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.
On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:
(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;
(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and
(3)	deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.
The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of written instruction from the Issuer, the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a Exchange Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each Exchange Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.
The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Exchange Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.
The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.
For purposes of the Exchange Notes:
“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).
“Change of Control” means the occurrence of any of the following:
(1)
the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of the Company and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)
the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of the Company, measured by voting power rather than number of shares; or

(3)	the approval by the Company’s stockholders of any plan or proposal relating to the liquidation or dissolution of the Company.
“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.
“Controlled Subsidiary” means any subsidiary of the Company, 50% or more of the outstanding equity interests of which are owned by the Company and its direct or indirect subsidiaries and of which the Company possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.
“Fitch” means Fitch Ratings, Inc., also known as Fitch Ratings, or any successor thereto.
“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a Rating Agency).
“Moody’s” means Moody’s Investors Service or any successor thereto.
“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.
“Rating Agency” means (1) one or both of Fitch and Moody’s; and (2) if both of Fitch and Moody’s cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by the Company as a replacement agency for either of Fitch or Moody’s, as the case may be.
“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.
Covenants
In addition to the covenants described in the Base Indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the Base Indenture and the following covenants, the following covenants will govern:
Merger, Consolidation or Sale of Assets
The Indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of the Company or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:
•
we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•	the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the Trustee, executed and delivered to the Trustee by such Surviving Person,

the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and registration rights agreements to be performed by us;
•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and
•
we will deliver, or cause to be delivered, to the Trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.
Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.
An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.
Other Covenants
•
We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•
We agree that for the period of time during which the Notes are outstanding, we will not pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including preferred stock or subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would not cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act or any successor provisions, giving effect to any no-action relief granted by the SEC to another BDC and upon which we may reasonably rely (or to us if we determine to seek such similar SEC no-action or other relief) permitting the BDC to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by Section 61(a)(2) of the 1940 Act in order to maintain the BDC’s status as a RIC under Subchapter M of the Code

•
If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default
Each of the following will be an event of default:
(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;
(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;
(3)
default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the Trustee or to us and the Trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4)
default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with the Company for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the Trustee or to us and the Trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)
pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities has an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.
If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the Trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the Trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.
At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the Trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the Trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.
No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:
(i)	such holder has previously given written notice to the Trustee of a continuing event of default with respect to the Notes;
(ii)	the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Trustee to institute proceedings in respect of such event of default;
(iii)
such holder or holders have offered to the Trustee indemnity, security, or both, satisfactory to the Trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the Trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security has failed to institute any such proceeding; and
(v)	no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.
Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.
The Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the Trustee security and/or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction and (iii) the Trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.
The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.
We are required to deliver to the Trustee, within 120 days after the end of each fiscal year (which fiscal year ends December 31), an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.
Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the Trustee must transmit notice of such default known to the Trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the Trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the Trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance
We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the Trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.
In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.
Trustee
U.S. Bank Trust Company, National Association is the Trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as the Trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.
We may maintain banking relationships in the ordinary course of business with the Trustee and its affiliates.
Governing Law
The Indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.
Book-Entry, Settlement and Clearance
Global Notes
Except as set forth below, Notes will be issued in registered, global form, without interest coupons (the “Global Notes”). The Global Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Exchange Notes will be issued at the closing of this offering only against payment in immediately available funds.
The Global Notes will be deposited upon issuance with the Trustee as custodian for DTC and registered in the name of DTC’s nominee, Cede & Co., in each case for credit to an account of a direct or indirect participant in DTC as described below.
Except as set forth below, the Global Notes may be transferred, in whole but not in part, only to DTC, to a nominee of DTC or to a successor of DTC or its nominee. Beneficial interests in the Global Notes may not be exchanged for notes in registered, certificated form (the “Certificated Notes”) except in the limited circumstances described below. See “—Certificated Notes.” Except in the limited circumstances described below, owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of notes in certificated form.
Transfers of beneficial interests in the Global Notes will be subject to the applicable rules and procedures of DTC and its direct or indirect participants, which may change from time to time.
Book-Entry Procedures for Global Notes
All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:
•	a limited purpose trust company organized under the laws of the State of New York;
•	a “banking organization” within the meaning of the New York State Banking Law;
•	a member of the Federal Reserve System;
•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and
•	a “clearing agency” registered under Section 17A of the Exchange Act.
DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.
So long as the Notes are held in global form, DTC (or its nominee) will be considered the sole holders of Global Notes for all purposes under the Indenture. As such, participants must rely on the procedures of DTC and indirect participants must rely on the procedures of DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the Indenture.
So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the Indenture. Except as provided below, owners of beneficial interests in a Global Note:
•	will not be entitled to have Notes represented by the Global Note registered in their names;
•	will not receive or be entitled to receive physical, certificated Notes; and
•
will not be considered the owners or holders of the Notes under the Indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the Trustee under the Indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the Indenture (and, if the investor is not a participant or an indirect participant in DTC on the procedures of the DTC participant through which the investor owns its interest).
Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the Trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the Trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC or for maintaining, supervising or reviewing any records of DTC relating to those interests.
Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.
Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.
Certificated Notes
Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:
•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;
•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or
•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.
In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS
The financial data set forth in the following table (i) as of and for the years ended December 31, 2021 and 2020 is derived from our consolidated financial statements, which have been audited by KPMG LLP, our independent registered public accounting firm, whose reports thereon are incorporated by reference in this prospectus; and (ii) as of and for the years ended December 31, 2019, 2018 and 2017, is derived from our consolidated financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report thereon is incorporated by reference in this prospectus. The financial data set forth in the following table as of and for the six months ended June 30, 2022 has been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2022 are not necessarily indicative of the results that may be expected for the year ending December 31, 2022. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or our Annual Reports on Form 10-K filed with the SEC.
Per Share Data: ($ in thousands, except share and per share amounts)	For the Six Months Ended June 30, 2022	For the Years Ended December 31,
		2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
Net asset value, at beginning of period	$11.36	$10.99	$11.66	$10.98	$13.43	$15.13	$15.23	$16.11	$16.10	$15.30	$14.68
Net investment income(1)	0.52	0.90	0.64	0.61	—	1.55	1.62	2.16	2.08	2.23	2.16
Net realized gains (losses) from investments / foreign currency transactions(1)	(0.12)	(0.05)	(0.79)	(0.08)	(3.17)	(1.11)	0.05	(0.83)	0.46	0.67	0.25
Net unrealized appreciation (depreciation) on investments / CSA/ foreign currency(1)	(0.43)	0.34	0.38	0.64	1.08	(1.04)	(0.72)	0.17	(1.48)	0.08	(0.11)
Total increase (decrease) from investment operations(1)	(0.03)	1.19	0.23	1.17	(2.09)	(0.60)	0.95	1.50	1.06	2.98	2.30
Dividends paid to stockholders from net investment income	(0.47)	(0.79)	(0.65)	(0.54)	(0.41)	(1.65)	(1.89)	(2.11)	(1.88)	(2.14)	(2.02)
Dividends paid to stockholders from realized games	—	—	—	—	—	—	—	(0.25)	(0.68)	(0.02)	—
Tax return of capital to stockholders	—	(0.03)	—	—	(0.02)	—	—	—	—	—	—
Total dividends paid	(0.47)	(0.82)	(0.65)	(0.54)	(0.43)	(1.65)	(1.89)	(2.36)	(2.56)	(2.16)	(2.02)
Taxes paid on deemed distributions of long-term capital gains	—	—	—	—	—	—	—	—	—	—	(0.09)
Common stock offerings	—	—	(0.63)	—	—	0.61	0.72	—	1.49	—	0.54
Deemed contribution – CSA	0.40	—	0.28	—	—	—	—	—	—	—	—
Deemed contribution – Barings LLC	—	—	0.07	—	—	—	—	—	—	—	—
Purchase of shares in tender offer	—	—	—	—	0.13	—	—	—	—	—	—
Purchase of shares in share repurchase plan	0.02	—	0.05	0.07	—	—	—	—	—	—	—
Sierra Acquisition(7)	0.10	—	—	—	—	—	—	—	—	—	—
Stock-based compensation(1)	—	—	—	—	0.17	(0.01)	0.09	0.01	—	(0.03)	(0.08)
Shares issued pursuant to Dividend Reinvestment Plan	—	—	—	—	—	0.01	0.04	0.03	0.04	0.04	0.05
Loss on extinguishment of debt(1)	—	—	(0.06)	(0.01)	(0.21)	—	—	(0.04)	—	(0.01)	(0.03)
Benefit from (provision for) taxes (1)	(0.02)	—	—	(0.01)	0.02	(0.02)	(0.01)	(0.01)	(0.10)	(0.02)	(0.02)
Other(2)	0.05	—	0.04	—	(0.04)	(0.04)	—	(0.01)	0.08	—	(0.03)
Net asset value, end of period	$11.41	$11.36	$10.99	$11.66	$10.98	$13.43	$15.13	$15.23	$16.11	$16.10	$15.30
Market value at end of period(3)	$9.31	$11.02	$9.20	$10.28	$9.01	$9.49	$18.34	$19.11	$20.29	$27.65	$25.49

Per Share Data: ($ in thousands, except share and per share amounts)	For the Six Months Ended June 30, 2022	For the Years Ended December 31,
		2021	2020	2019	2018	2017	2016	2015	2014	2013	2012
Ratio/Supplemental Data:
Shares outstanding at end of period	109,785,892	65,316,085	65,316,085	48,950,803	51,284,064	47,740,832	40,401,292	33,375,126	32,950,288	27,697,483	27,284,798
Net assets at end of period	$1,252,875	$741,931	$717,805	$570,875	$562,967	$641,275	$611,156	$508,368	$530,827	$445,792	$417,335
Average net assets	$1,121,688	$739,250	$517,740	$579,199	$628,155	$667,188	$556,549	$524,580	$482,679	$434,926	$406,870
Ratio of total expenses, prior to waiver of base management fee, including loss on extinguishment of debt and benefit from (provision for) taxes, to average net assets(4)	9.00%	10.33%	8.33%	7.90%	14.54%	7.74%	9.93%	9.81%	9.45%	9.30%	8.38%
Ratio of total expenses, net of base management fee waived, including loss on extinguishment of debt and benefit from (provision for) taxes, to average net assets(4)	9.00%	10.33%	8.33%	7.90%	14.31%	7.74%	9.93%	9.81%	9.45%	9.30%	8.38%
Ratio of net investment income to average net assets	9.05%	7.98%	5.99%	5.27%	(0.01)%	10.83%	10.58%	13.65%	12.85%	14.15%	14.17%
Portfolio turnover ratio (5)	26.75%	68.63%	67.80%	113.99%	228.49%	37.02%	24.61%	37.62%	29.21%	25.96%	26.65%
Total return(6)	(11.51)%	29.34%	(2.17)%	20.27%	18.18%	(42.15)%	5.86%	5.82%	(17.36)%	16.95%	43.88%
(1)	Based on weighted average number of common shares outstanding for the period.
(2)
Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period ad certain per share data based on the shares outstanding as of a period end or transaction date.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.
(4)	Does not include expenses of underlying investment companies, including joint ventures and short-term investments. June 30, 2022 is annualized.
(5)
Portfolio turnover ratio as of December 31, 2021 and 2020 excludes the impact of short-term investments. Portfolio turnover ratio as of December 31, 2020 excludes the impact of the Company's acquisition of MVC Capital, Inc. (“MVC”) (the “MVC Acquisition”). Portfolio ratio as of June 30, 2022 excludes the impact of the Company’s acquisition of Sierra on February 25, 2022 (the “Sierra Acquisition”).

(6)
Total return is based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by the Company's dividend reinvestment plan during the period.

(7)	Includes the impact of share issuance and deemed contribution from Barings LLC associated with the Sierra Acquisition.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in Part 1, Item 2 of the Company’s Quarterly Reports on Form 10-Q for the quarter ended June 30, 2022 is incorporated into this prospectus by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and in “Quantitative and Qualitative Disclosures About Market Risk” in Part I, Item 3 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 is incorporated into this prospectus by reference.

PLAN OF DISTRIBUTION
Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.
We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY
The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

REGULATION OF THE COMPANY
The information in “Business—Regulation of Business Development Companies” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

SENIOR SECURITIES
Information about our senior securities is shown as of the dates indicated in the below table. This information about our senior securities should be read in conjunction with our audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K.
Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2)	Asset Coverage per Unit(3)	Involuntary Liquidating Preference per Unit(4)	Average Market Value per Unit(5)
2019 Notes
2012	$69,000	$1,580	—	$25.92
2013	69,000	2,259	—	25.99
2014	69,000	2,215	—	25.74
December 2022 Notes
2012	80,500	1,580	—	25.03
2013	80,500	2,259	—	24.94
2014	80,500	2,215	—	25.05
2015	80,500	1,972	—	25.23
2016	80,500	2,124	—	25.15
2017	80,500	2,120	—	25.51
March 2022 Notes
2015	86,250	1,972	—	25.46
2016	86,250	2,124	—	25.58
2017	86,250	2,120	—	25.85
SBA-guaranteed debentures payable(6)
2012	213,605	1,580	—	N/A
2013	193,285	2,259	—	N/A
2014	224,780	2,215	—	N/A
2015	224,968	1,972	—	N/A
2016	250,000	2,124	—	N/A
2017	250,000	2,120	—	N/A
May 2011 Credit Facility
2012	—	1,580	—	N/A
2013	11,221	2,259	—	N/A
2014	62,620	2,215	—	N/A
2015	131,257	1,972	—	N/A
2016	127,011	2,124	—	N/A
2017	156,070	2,120	—	N/A
August 2018 Credit Facility(7)
2018	570,000	1,988	—	N/A
2019	107,200	1,851	—	N/A
February 2019 Credit Facility(8)
2019	245,288	1,851	—	N/A
2020	719,661	1,760	—	N/A
2021	655,189	1,538	—	N/A
June 30, 2022 (unaudited)	814,380	1,814	—	N/A
Debt Securitization
2019	318,210	1,851	—	N/A
August 2025 Notes
2020	50,000	1,760	—	N/A
2021	50,000	1,538	—	N/A
June 30, 2022 (unaudited)	50,000	1,814	—	N/A
Series B Notes
2020	62,500	1,760	—	N/A
2021	62,500	1,538	—	N/A

Class and Year(1)	Total Amount Outstanding Exclusive of Treasury Securities(2)	Asset Coverage per Unit(3)	Involuntary Liquidating Preference per Unit(4)	Average Market Value per Unit(5)
June 30, 2022 (unaudited)	62,500	1,814	—	N/A
Series C Notes
2020	112,500	1,760	—	N/A
2021	112,500	1,538	—	N/A
June 30, 2022 (unaudited)	112,500	1,814	—	N/A
Series D Notes
2021	80,000	1,538	—	N/A
June 30, 2022 (unaudited)	80,000	1,814	—	N/A
Series E Notes
2021	70,000	1,538	—	N/A
June 30, 2022 (unaudited)	70,000	1,814	—	N/A
November 2026 Notes
2021	350,000	1,538	—	N/A
June 30, 2022 (unaudited)	350,000	1,814	—	N/A
Total Senior Securities
2012	363,105	1,580	—	N/A
2013	354,006	2,259	—	N/A
2014	436,900	2,215	—	N/A
2015	522,975	1,972	—	N/A
2016	543,761	2,124	—	N/A
2017	572,820	2,120	—	N/A
2018	570,000	1,988	—	N/A
2019	670,698	1,851	—	N/A
2020	944,661	1,760	—	N/A
2021	1,380,189	1,538	—	N/A
June 30, 2022 (unaudited)	1,539,380	1,814	—	N/A
(1)
The information in the senior securities tables for 2017 - 2019 and for years prior to 2016 is unaudited. An independent registered public accounting firm has performed agreed-upon procedures related to the accuracy of the total amount outstanding exclusive of treasury securities as of December 31, 2017, 2018 and 2019 and the asset coverage per unit as of December 31, 2017, 2018 and 2019.

(2)	Total amount of each class of senior securities outstanding at the end of the period presented.
(3)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness. All prior period ratios have been conformed with this current presentation.

(4)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

(5)
Average market value per unit for our unsecured notes issued in March 2012 due 2019 (the “2019 Notes”), our unsecured notes issued in October 2012 and November 2012 due 2022 (the “December 2022 Notes”) and our unsecured notes issued in February 2015 due 2022 (the “March 2022 Notes”) represent the average of the daily closing prices as reported on the NYSE for each security during 2012, 2013, 2014, 2015, 2016 and 2017, as applicable. Average market value per unit for our SBA-guaranteed debentures payable, our terminated credit facility initially entered into in May 2011 (the “May 2011 Credit Facility”), Barings BDC Senior Funding I, LLC's terminated credit facility initially entered into in August 2018 with Bank of America, N.A. (the “August 2018 Credit Facility”), the February 2019 Credit Facility, our $449.3 million term debt securitization in May 2019 (the “Debt Securitization”), the August 2025 Notes, the November Notes, the February Notes and the November 2026 Notes are not applicable because these senior securities are not registered for public trading.

(6)	We have obtained exemptive relief from the SEC to permit us to exclude the SBA-guaranteed debentures payable from the 200% asset coverage test under the Investment Company Act.
(7)	The August 2018 Credit Facility was terminated at our election in June 2020.
(8)	The remaining notes issued in connection with the Debt Securitization were repaid in full in October 2020.

PORTFOLIO COMPANIES
The following table sets forth certain information as of June 30, 2022 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.
The general terms of the Company’s debt and equity investments are described in “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Investment Criteria” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Investment Process” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and “Business—Portfolio Composition” in Part I, Item I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which are each incorporated by reference in this joint proxy statement/prospectus. Other than the Company’s investments in Jocassee Partners, LLC, Sierra Senior Loan Strategy JV I LLC, Thompson Rivers LLC and Waccamaw River LLC, the Company’s only formal relationships with its portfolio companies are the managerial assistance that it may provide upon request and the board observer or participation rights it may receive in connection with its investment. As of June 30, 2022 the Company had “control investments” as defined in the Investment Company Act, any of its portfolio companies in five portfolio companies. As of June 30, 2022, the Company was an “affiliated person,” as defined in the Investment Company Act, of nine portfolio companies. In general, under the Investment Company Act, the Company would “control” a portfolio company if it owned, directly or indirectly, more than 25% of its voting securities and would be an “affiliate” of a portfolio company if it owned, directly or indirectly, 5% or more of its voting securities.
Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Non–Control / Non–Affiliate Investments:
1WorldSync, Inc. 300 South Riverside Plaza, Suite 1400, Chicago, IL 60606	IT Consulting & Other Services	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 6.8% Cash	7/19	7/25	$16,338	$16,121	$16,335	(7)(8)(10)
						16,338	16,121	16,335
Accelerant Holdings 1 Tollgate Business Park, Tollgate West, Colchester CO3 8AB	Banking, Finance, Insurance & Real Estate	Class A Convertible Preferred Equity (5,000 shares)	N/A	1/22	N/A		5,000	5,202	(7)(33)
							5,000	5,202
Accelerate Learning, Inc. 5177 Richmond Avenue, Suite 1025 Houston, TX 77056	Education Services	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.7% Cash	12/18	12/24	7,568	7,498	7,454	(7)(8)(9)
						7,568	7,498	7,454
Acclime Holdings HK Limited 17/F, United Centre 95 Queensway Admiralty, Hong Kong	Business services	First Lien Senior Secured Term Loan	LIBOR + 6.50%, 7.0% Cash	8/21	7/27	2,500	2,438	2,495	(3)(7)(8)(11)
						2,500	2,438	2,495
Accurus Aerospace Corporation 12716 East Pine Street Tulsa, OK 74116	Aerospace & Defense	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.7% Cash	4/22	3/28	22,316	21,992	21,982	(7)(8)(10)
		Revolver	LIBOR + 5.75%, 7.7% Cash	4/22	3/28	—	(33)	(35)	(7)(8)(10)
		Common Stock (437,623.30 shares)	N/A	4/22	N/A		438	438	(7)(33)
						22,316	22,397	22,385
Acogroup PLO 264, No. 14, Jalan Firma 3, Kawasan Perindustrian Tebrau 4, 81100 Johor Bahru	Business Services	First Lien Senior Secured Term Loan	EURIBOR + 7.50%, 7.5% Cash	3/22	10/26	22,195	22,786	21,693	(3)(7)(8)(14)
						22,195	22,786	21,693
ADB Safegate 977 Gahanna Pkwy, Gahanna, OH 43230	Aerospace & Defense	Second Lien Senior Secured Term Loan	LIBOR + 7.75%, 9.4% Cash	8/21	10/25	5,500	5,136	4,989	(3)(8)(10)
						5,500	5,136	4,989
Advantage Software Company (The), LLC 19 Backstretch Lane Mooresville, NC 28117	Advertising, Printing & Publishing	Class A1 Partnership Units (8,717.76 units)	N/A	12/21	N/A		280	880	(7)(33)
		Class A2 Partnership Units (2,248.46 units)	N/A	12/21	N/A		72	227	(7)
		Class B1 Partnership Units (8,717.76 units)	N/A	12/21	N/A		9	—	(7)
		Class B2 Partnership Units (2,248.46 units)	N/A	12/21	N/A		2	—	(7)
							363	1,107
Air Canada 2020-2 Class B Pass Through Trust 7373 Boulevard de la Côte-Vertu Ouest, Montreal, QC H4S 1Z3	Airlines	Structured Secured Note - Class B	9.0% Cash	9/20	10/25	5,505	5,505	5,674
						5,505	5,505	5,674

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Air Comm Corporation, LLC 1575 W 124th Ave #210, Westminster, CO 80234	Aerospace & Defense	First Lien Senior Secured Term Loan	SOFR + 5.75%, 8.6% Cash	6/21	7/27	$11,482	$11,255	$11,285	(7)(8)(18)
						11,482	11,255	11,285
AIT Worldwide Logistics Holdings, Inc. 701 N. Rohlwing Road Itasca, IL 60143	Transportation Services	Second Lien Senior Secured Term Loan	LIBOR + 7.50%, 9.8% Cash	4/21	4/29	6,460	6,332	6,202	(7)(8)(10)
		Partnership Units (348.68 units)	N/A	4/21	N/A		349	621	(7)(33)
						6,460	6,681	6,823
Alpine SG, LLC 1333 North California Blvd Suite 448 Walnut Creek, CA 94596	High Tech Industries	First Lien Senior Secured Term Loan	SOFR + 5.50%, 7.0% Cash	2/22	11/27	27,521	26,971	26,970	(7)(8)(17) (32)
						27,521	26,971	26,970
Alpine US Bidco LLC 350 N Orleans St, Chicago, Illinois	Agricultural Products	Second Lien Senior Secured Term Loan	LIBOR + 9.00%, 10.1% Cash	5/21	5/29	18,157	17,666	16,522	(7)(8)(9)
						18,157	17,666	16,522
AMMC CLO 22, Limited Series 2018-22A PO Box 1093 Queensgate House Grand Cayman George Town KY1-1102 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 12.61%	2/22	4/31	7,222	4,558	3,394	(3)(32)
						7,222	4,558	3,394
AMMC CLO 23, Ltd. Series 2020-23A PO Box 1093, Queensgate House Grand Cayman George Town KY1-1102 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 12.35%	2/22	10/31	2,000	1,910	1,509	(3)(32)
						2,000	1,910	1,509
Amtech LLC 2333 Central Ave Lake Station, IN 46405	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 6.6% Cash	11/21	11/27	2,279	2,211	2,220	(7)(8)(9)
		Revolver	LIBOR + 5.50%, 6.6% Cash	11/21	11/27	—	(12)	(11)	(7)(8)(10)
						2,279	2,199	2,209
Anagram Holdings, LLC Anagram Drive Eden Prairie, MN 55344	Chemicals, Plastics, & Rubber	First Lien Senior Secured Note	10.0% Cash, 5.0% PIK	8/20	8/25	14,755	13,917	15,382
						14,755	13,917	15,382
AnalytiChem Holding GmbH Frankfurter Str. 80-82, 65760 Eschborn, Germany	Chemicals	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 6.5% Cash	11/21	11/28	7,558	7,777	7,369	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 6.5% Cash	11/21	12/28	723	789	705	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 6.5% Cash	4/22	10/28	5,626	5,711	5,463	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	LIBOR + 6.50%, 7.5% Cash	6/22	10/28	1,019	1,019	993	(3)(7)(8)(10)
		Revolver	EURIBOR + 6.50%, 6.5% Cash	4/22	10/23	—	(8)	(9)	(3)(7)(8)(14)
						14,926	15,288	14,521
Anju Software, Inc. 4500 S Lakeshore Drive #620 Tempe, AZ 85282	Application Software	First Lien Senior Secured Term Loan	LIBOR + 7.25%, 8.9% Cash	2/19	2/25	13,458	13,312	12,691	(7)(8)(9)
						13,458	13,312	12,691
Apex Bidco Limited 75 Executive Dr #200 Aurora, IL 60504	Business Equipment & Services	First Lien Senior Secured Term Loan	GBP LIBOR + 6.25%, 7.4% Cash	1/20	1/27	1,770	1,872	1,770	(3)(7)(8)(12)
		Subordinated Senior Unsecured Term Loan	8.0% PIK	1/20	7/27	259	275	259	(3)(7)
						2,029	2,147	2,029
Apidos CLO XXIV, Series 2016-24A PO Box 1093 Boundary Hall Cricket Square Grand Cayman, Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 20.96%	2/22	10/30	18,358	7,222	5,884	(3)(32)
						18,358	7,222	5,884
APOG Bidco Pty Ltd 68 Pitt Street Sydney New South Wales 2000, Australia	Healthcare	Second Lien Senior Secured Term Loan	BBSY + 7.25%, 8.4% Cash	4/22	3/30	2,134	2,277	2,091	(3)(7)(8)(22)
						2,134	2,277	2,091
Aptus 1829. GmbH Wagner-Régeny-Straße 8, 12489 Berlin, Germany	Chemicals, Plastics, and Rubber	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 6.5% Cash	9/21	9/27	4,981	5,459	4,871	(3)(7)(8)(14)
		Preferred Stock (13 shares)	N/A	9/21	N/A		120	102	(3)(7)(33)
		Common Stock (48 shares)	N/A	9/21	N/A		12	10	(3)(7)(33)
						4,981	5,591	4,983
Apus Bidco Limited Hamilton House, Church Street, Altrincham, Greater Manchester, WA14 4DR, United Kingdom	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan	SONIA + 5.50%, 7.0% Cash	2/21	3/28	3,498	3,880	3,432	(3)(7)(8)(21)
						3,498	3,880	3,432
AQA Acquisition Holding, Inc. 450 Artisan Way 4th floor Somerville, MA 02145	High Tech Industries	Second Lien Senior Secured Term Loan	LIBOR + 7.50%, 9.2% Cash	3/21	3/29	20,000	19,536	19,688	(7)(8)(9)
						20,000	19,536	19,688

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Aquavista Watersides 2 LTD Long Eaton, Nottingham NG10 3AE, United Kingdom	Transportation Services	First Lien Senior Secured Term Loan	SONIA + 6.00%, 6.9% Cash	12/21	12/28	$5,417	$5,721	$5,218	(3)(7)(8)(21)
		Revolver	SONIA + 6.00%, 6.9% Cash	12/21	12/22	—	(1)	(11)	(3)(7)(8)(20)
		Second Lien Senior Secured Term Loan	SONIA + 10.5% PIK	12/21	12/28	1,429	1,526	1,395	(3)(7)(8)(21)
						6,846	7,246	6,602
Arch Global Precision LLC 2600 S Telegraph Rd Suite 180 Bloomfield Hills, MI 48302	Industrial Machinery	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.0% Cash	4/19	4/26	9,201	9,197	9,182	(7)(8)(10)
						9,201	9,197	9,182
Archimede 39, rue Bouret, 75019 Paris, France	Consumer Services	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.7% Cash	10/20	10/27	6,168	6,440	6,014	(3)(7)(8)(15)
						6,168	6,440	6,014
Argus Bidco Limited 9 Millars Brook, Molly Millars Lane, Wokingham, Berkshire, RG41 2AD, United Kingdom	High Tech Industries	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 5.8% Cash	5/21	12/27	672	655	672	(3)(7)(8)(10)
		First Lien Senior Secured Term Loan	SONIA + 5.50%, 6.2% Cash	12/20	12/27	2,405	2,564	2,405	(3)(7)(8)(20)
						3,077	3,219	3,077
Armstrong Transport Group (Pele Buyer, LLC ) 8615 Cliff Cameron Dr #200 Charlotte, NC 28269	Air Freight & Logistics	First Lien Senior Secured Term Loan	LIBOR + 4.50%, 6.2% Cash	6/19	6/24	4,000	3,952	3,939	(7)(8)(9)
						4,000	3,952	3,939
ASPEQ Heating Group LLC 425 Hanley Industrial Ct. St. Louis, MO 63144	Building Products, Air & Heating	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 7.5% Cash	11/19	11/25	8,412	8,336	8,412	(7)(8)(10)
						8,412	8,336	8,412
Astra Bidco Limited Ability House, 21 Nuffield Way, Abingdon, Oxfordshire, England, OX14 1RL	Healthcare	First Lien Senior Secured Term Loan	SONIA + 5.75%, 7.2% Cash	11/21	11/28	1,981	2,098	1,915	(3)(7)(8)(20)
						1,981	2,098	1,915
Auxi International 738 rue Yves Kermen 92100 Boulogne Billancourt, France	Commercial Finance	First Lien Senior Secured Term Loan	EURIBOR + 7.25%, 7.3% Cash	12/19	12/26	1,464	1,523	1,320	(3)(7)(8)(15)
		First Lien Senior Secured Term Loan	SONIA + 7.25%, 7.9% Cash	4/21	12/26	814	899	734	(3)(7)(8)(21)
						2,278	2,422	2,054
Avance Clinical Bidco Pty Ltd 2 Ann Nelson Drive Thebarton, Australia 5031	Healthcare	First Lien Senior Secured Term Loan	BBSY + 5.50%, 6.0% Cash	11/21	11/27	2,428	2,409	2,338	(3)(7)(8)(23)
						2,428	2,409	2,338
Aviation Technical Services, Inc. 3121 109th Street SW Everett, WA 98204	Aerospace & Defense	Second Lien Senior Secured Term Loan	LIBOR + 2.00%, 3.7% Cash, 6.5% PIK	02/22	3/25	27,391	26,049	26,487	(7)(8)(9)(32)
						27,391	26,049	26,487
AVSC Holding Corp. 5100 North River Road, Suite 300 Schiller Park, IL 60176	Advertising	First Lien Senior Secured Term Loan	LIBOR + 3.25%, 5.1% Cash, 0.3% PIK	08/18	3/25	4,848	4,454	4,155	(8)(10)
		First Lien Senior Secured Term Loan	LIBOR + 4.50%, 6.1% Cash, 1.0% PIK	08/18	10/26	748	698	646	(8)(10)
		First Lien Senior Secured Term Loan	5.0% Cash, 10.0% PIK	11/20	10/26	5,794	5,691	6,113
						11,390	10,843	10,914
Azalea Buyer, Inc. 801 Broad Street Augusta, GA 30901	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 6.8% Cash	11/21	11/27	4,583	4,481	4,493	(7)(8)(10)
		Revolver	LIBOR + 5.25%, 6.8% Cash	11/21	11/27	58	49	50	(7)(8)(10)
		Subordinated Term Loan	12.0% PIK	11/21	5/28	1,310	1,286	1,288	(7)
		Common Stock (192,307.7 shares)	N/A	11/21	N/A		192	156	(7)(33)
						5,951	6,008	5,987
Bariacum S.A 15 Rue Montmartre 75001 Paris	Consumer Products	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	11/21	11/28	5,959	6,250	5,786	(3)(7)(8)(14)
						5,959	6,250	5,786
Benify (Bennevis AB) Banérgatan 16 Box 24101	High Tech Industries	First Lien Senior Secured Term Loan	STIBOR + 5.25%, 5.3% Cash	7/19	7/26	1,136	1,223	1,136	(3)(7)(8)(26)
						1,136	1,223	1,136
Beyond Risk Management, Inc. 252 Sandstone Place, N.W. Calgary, Alberta T3K 2X6 Canada	Other Financial	First Lien Senior Secured Term Loan	LIBOR + 4.50%, 6.8% Cash	10/21	10/27	2,560	2,488	2,484	(7)(8)(10)
						2,560	2,488	2,484
Bidwax 16 rue Harald Stammbach, 59290 Wasquehal, France	Non-durable Consumer Goods	First Lien Senior Secured Term Loan	EURIBOR + 6.45%, 6.5% Cash	2/21	2/28	7,318	8,076	7,150	(3)(7)(8)(15)
						7,318	8,076	7,150

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
BigHand UK Bidco Limited 27 Union St, London SE1 1SD	High Tech Industries	First Lien Senior Secured Term Loan	SOFR +5.50%, 6.3% Cash	1/21	1/28	$2,156	$2,095	$2,115	(3)(7)(8)(17)
		First Lien Senior Secured Term Loan	SOFR +5.50%, 7.0% Cash	1/21	1/28	377	377	370	(3)(7)(8)(17)
		First Lien Senior Secured Term Loan	SONIA + 5.50%, 6.7% Cash	1/21	1/28	815	891	800	(3)(7)(8)(20)
						3,348	3,363	3,285
Bounteous, Inc. 4115 N. Ravenswood Avenue Chicago, IL 60613	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 7.2% Cash	8/21	8/27	1,902	1,818	1,828	(7)(8)(10)
						1,902	1,818	1,828
Brightline Trains Florida LLC 161 NW 6th St STE 900	Transportation	Senior Secured Note	8.0% Cash	8/21	1/28	5,000	5,000	4,737	(7)
						5,000	5,000	4,737
Brightpay Limited 3 Shortlands, Hammersmith, London, W6 8DA	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 5.3% Cash	10/21	10/28	1,963	2,109	1,923	(3)(7)(8)(14)
						1,963	2,109	1,923
BrightSign LLC 983 University Ave #A, Los Gatos, CA 95032	Media & Entertainment	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 8.0% Cash	10/21	10/27	6,777	6,716	6,601	(7)(8)(10)
		Revolver	LIBOR + 5.75%, 8.0% Cash	10/21	10/27	—	(12)	(35)	(7)(8)(10)
		LLC units (1,107,492.71 units)	N/A	10/21	N/A		1,107	1,012	(7)(33)
						6,777	7,811	7,578
British Airways 2020-1 Class B Pass Through Trust British Airways Plc. Waterside PO Box 365 Harmondsworth, UB7 0GB United Kingdom	Airlines	Structured Secured Note - Class B	8.4% Cash	11/20	11/28	756	756	813
						756	756	813
British Engineering Services Holdco Limited Unit 718, Eddington Way, Birchwood Park, Warrington WA3 6BA, United Kingdom	Commercial Services & Supplies	First Lien Senior Secured Term Loan	SONIA + 7.0%, 9.3% Cash	12/20	12/27	13,925	15,107	13,582	(3)(7)(8)(21)
						13,925	15,107	13,582

Brook & Whittle Holding Corp. 260 Branford Rd, Guilford, CT 06471	Containers, Packaging & Glass	First Lien Senior Secured Term Loan	LIBOR + 4.00%, 5.2% Cash	2/22	12/28	2,839	2,819	2,658	(8)(10)(32)
						2,839	2,819	2,658
Brown Machine Group Holdings, LLC 330 North Ross Street Beaverton, MI 48612	Industrial Equipment	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 7.5% Cash	10/18	10/24	6,281	6,244	6,281	(7)(8)(10)
						6,281	6,244	6,281
BVI Medical, Inc. 10 CityPoint, 500 Totten Pond Rd, Waltham, MA 02451	Healthcare	Second Lien Senior Secured Term Loan	EURIBOR + 9.50%, 9.5% Cash	6/22	6/26	9,699	9,365	9,311	(7)(8)(14)
						9,699	9,365	9,311
Cadent, LLC (f/k/a Cross MediaWorks) 1675 Broadway, 22nd Floor New York, NY 10019	Media & Entertainment	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.7% Cash	9/18	9/23	6,751	6,734	6,751	(7)(8)(9)
						6,751	6,734	6,751
CAi Software, LLC 36 Thurber Blvd, Smithfield, RI 02917	Technology	First Lien Senior Secured Term Loan	LIBOR + 6.25%, 8.4% Cash	12/21	12/28	9,034	8,865	8,854	(7)(8)(10)
		Revolver	LIBOR + 6.25%, 8.4% Cash	12/21	12/27	—	(17)	(19)	(7)(8)(10)
						9,034	8,848	8,835
Canadian Orthodontic Partners Corp. 401 The West Mall Suite 301, Etobicoke, ON M9C 5J5, Canada	Healthcare	First Lien Senior Secured Term Loan	CDOR + 6.50%, 9.7% Cash	6/21	3/26	1,645	1,737	1,593	(3)(7)(8)(25)
		Class A Equity (500,000 units)	N/A	5/22	N/A		389	388	(3)(7)(33)
		Class C - Warrants (74,712.64 units)	N/A	5/22	N/A		—	—	(3)(7)(33)
						1,645	2,126	1,981
Cardenas Markets, LLC 2501 E Guasti Rd, Ontario, CA 91761	Retail	First Lien Senior Secured Term Loan	LIBOR + 6.25%, 7.3% Cash	2/22	6/27	1,985	1,980	1,985	(7)(8)(10) (32)
						1,985	1,980	1,985
Caribou Holding Company, LLC 2255 Carling Ave., Suite 500 Ottawa, Ontario K2B 7Z5	Technology	First Lien Senior Secured Term Loan	SOFR + 7.64%, 8.6% Cash	4/22	4/27	4,318	4,256	4,253	(3)(7)(8)(17)
		LLC Units (681,818 units)	N/A	4/22	N/A		682	682	(3)(7)(33)
						4,318	4,938	4,935
Carlson Travel, Inc 701 Carlson Parkway Minnetonka, MN 55305	Business Travel Management	First Lien Senior Secured Note	8.5% Cash	11/21	11/26	6,050	5,686	5,438
		Common Stock (94,155 shares)	N/A	11/21	N/A		4,194	4,171	(33)*
						6,050	9,880	9,609
Centralis Finco S.a.r.l. 8-10 Avenue de la Gare, 1610 Luxembourg	Diversified Financial Services	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 5.3% Cash	5/20	5/27	742	741	732	(3)(7)(8)(14)
						742	741	732

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Ceres Pharma NV Kortrijksesteenweg 1091 PB B 9051, Gent Belgium	Pharma- ceuticals	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	10/21	10/28	$1,261	$1,300	$1,186	(3)(7)(8)(14)
						1,261	1,300	1,186
CGI Parent, LLC 122 E. 42nd Street, 18th Fl. New York, NY 10168	Business Equipment & Services	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 6.9% Cash	2/22	2/28	17,751	17,415	17,441	(7)(8)(10)
		Revolver	LIBOR + 5.50%, 6.9% Cash	2/22	2/28	—	(31)	(29)	(7)(8)(10)
		Preferred Stock (551 shares)	N/A	2/22	N/A		551	806	(7)(33)
						17,751	17,935	18,218
Cineworld Group PLC 770 Township Line Road Yardly, PA 19067	Leisure Products	Super Senior Senior Secured Term Loan	7.0% Cash, 8.3% PIK	11/20	5/24	1,862	1,688	2,077	(3)
		Super Senior Senior Secured Term Loan	LIBOR + 8.25%, 10.1% Cash	7/21	2/25	994	967	1,033	(3)(7)(8)(11)
		Warrants (553,375 units)	N/A	12/20	11/25		102	57	(3)(33)
						2,856	2,757	3,167
Classic Collision (Summit Buyer, LLC) 2329 John Glenn Dr Chamblee, Georgia, 30341	Auto Collision Repair Centers	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 8.1% Cash	1/20	1/26	6,305	6,210	6,212	(7)(8)(11)
		First Lien Senior Secured Term Loan	LIBOR + 5.25%, 8.1% Cash	1/20	4/26	344	334	335	(7)(8)(11)
						6,649	6,544	6,547
CM Acquisitions Holdings Inc. 9 Lea Ave Nashville, TN 37210	Internet & Direct Marketing	First Lien Senior Secured Term Loan	SOFR + 4.75%, 7.3% Cash	5/19	5/25	19,018	18,838	18,771	(7)(8)(17)
						19,018	18,838	18,771
CMT Opco Holding, LLC (Concept Machine) 15625 Medina Rd Minneapolis, MN 55447	Distributors	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.8% Cash	1/20	1/25	4,134	4,088	4,006	(7)(8)(11)
		LLC Units (8,782 units)	N/A	1/20	N/A		352	175	(7)(33)
						4,134	4,440	4,181
Coastal Marina Holdings, LLC 50 Immigration Street, Suite 200, Charleston, SC, 29403	Other Financial	Subordinated Term Loan	10.0% PIK	11/21	11/31	5,023	4,601	4,561	(7)
		Subordinated Term Loan	8.00% Cash	11/21	11/31	13,044	11,893	11,830	(7)
		LLC Units (547,591.0 units)	N/A	11/21	N/A		9,045	10,140	(7)(33)
						18,067	25,539	26,531
Cobham Slip Rings SAS 3030 Horseshoe Dr S #300, Naples, FL 34104	Diversified Manufacturing	First Lien Senior Secured Term Loan	LIBOR + 6.25%, 8.5% Cash	11/21	11/28	1,303	1,274	1,278	(3)(7)(8)(10)
						1,303	1,274	1,278
Command Alkon (Project Potter Buyer, LLC) 1800 International Park Drive Suite 400 Birmingham, AL 35243	Software	First Lien Senior Secured Term Loan	LIBOR + 7.0%, 8.7% Cash	4/20	4/26	1,622	1,583	1,596	(7)(8)(9)
		First Lien Senior Secured Term Loan	LIBOR + 7.0%, 8.7% Cash	4/20	4/27	12,087	11,808	11,894	(7)(8)(9)
		Class B Partnership Units (33,324.69 units)	N/A	4/20	N/A		—	237	(7)(33)
						13,709	13,391	13,727
Compass Precision, LLC 4600 Westinghouse Blvd Charlotte, NC 28273	Aerospace & Defense	Senior Subordinated Term Loan	11.0% Cash, 1.0% PIK	4/22	10/25	376	369	368	(7)
		LLC Units (46,085.6 units)	N/A	4/22	N/A		125	127	(7)(33)
						376	494	495
Comply365, LLC 655 3rd St Ste 365 Beloit, WI, 53511-6272	Technology	First Lien Senior Secured Term Loan	SOFR + 5.50%, 6.5% Cash	4/22	4/28	13,723	13,456	13,448	(7)(8)(17)
		Revolver	SOFR + 5.50%, 6.5% Cash	4/22	4/28	—	(21)	(22)	(7)(8)(17)
						13,723	13,435	13,426
Contabo Finco S.À R.L Aschauer Straße 32a 81549 Munich Germany	Internet Software & Services	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 5.3% Cash	11/21	10/26	5,469	5,804	5,457	(3)(7)(8)(14)
						5,469	5,804	5,457
Core Scientific, Inc. 210 Barton Springs Road Suite 300. Austin, Texas 78704	Technology	First Lien Senior Secured Term Loan	9.8% Cash	3/22	3/25	30,444	30,728	29,714	(3)(7)
						30,444	30,728	29,714
Coyo Uprising GmbH Gasstr 6a 22761 Hamburg, Germany	Technology	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 6.5% Cash, 3.5% PIK	9/21	9/28	3,872	4,213	3,776	(3)(7)(8)(14)
		Class A Units (440.0 units)	N/A	9/21	N/A		205	188	(3)(7)(33)
		Class B Units (191.0 units)	N/A	9/21	N/A		446	500	(3)(7)
						3,872	4,864	4,464

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
CPI International, Inc. 580 Skylane Blvd Santa Rosa, CA 95403	Aerospace & Defense	Second Lien Senior Secured Term Loan	LIBOR + 7.25%, 8.5% Cash	2/22	7/25	$8,575	$7,975	$8,147	(7)(8)(10) (32)
						8,575	7,975	8,147
Crash Champions, LLC 601 Oakmont Lane, Westmont, IL 60559	Automotive	First Lien Senior Secured Term Loan	SOFR + 5.00%, 7.2% Cash	5/21	8/25	21,556	20,881	20,679	(7)(8)(17)
						21,556	20,881	20,679
CSL DualCom Salamander Quay West Park Lane Harefield, UB9 6NZ United Kingdom	Tele- communications	First Lien Senior Secured Term Loan	SONIA + 5.50%, 6.7% Cash	09/20	9/27	1,203	1,208	1,177	(3)(7)(8)(19)
						1,203	1,208	1,177
CT Technologies Intermediate Holdings, Inc. 925 North Point Parkway, Suite 350 Alpharetta, GA, 30005-2204	Healthcare	First Lien Senior Secured Term Loan	LIBOR + 4.25%, 5.9% Cash	2/22	12/25	4,962	4,955	4,627	(8)(9)(32)
						4,962	4,955	4,627

Custom Alloy Corporation 3 Washington Avenue High Bridge, NJ 08829	Manufacturer of Pipe Fittings & Forgings	Revolver	15.0% PIK	12/20	4/23	5,125	4,222	487	(7)(29)(30)
		Second Lien Loan	15.0% PIK	12/20	4/23	54,203	42,162	5,154	(7)(29)(30)
						59,328	46,384	5,641
CVL 3 ZA des Plattes 1 Chemin des Plattes Vourles, 69390 France	Capital Equipment	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	12/21	12/28	889	934	870	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	SOFR + 5.50%, 6.4% Cash	12/21	12/28	1,142	1,115	1,119	(3)(7)(8)(17)
						2,031	2,049	1,989
CW Group Holdings, LLC 888 Boylston Street Boston, MA 02199	High Tech Industries	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.7% Cash	1/21	1/27	2,803	2,753	2,708	(7)(8)(9)
		LLC Units (161,290.32 units)	N/A	1/21	N/A		161	108	(7)(33)
						2,803	2,914	2,816
DataOnline Corp. 2501 E Guasti Road. New Providence, NJ 07974	High Tech Industries	First Lien Senior Secured Term Loan	LIBOR + 6.25%, 7.8% Cash	2/22	11/25	14,625	14,625	14,333	(7)(8)(10) (32)
		Revolver	LIBOR + 6.25%, 8.5% Cash	2/22	11/25	2,143	2,143	2,100	(7)(8)(10) (32)
						16,768	16,768	16,433
DecksDirect, LLC 5400 Nathan Ln N, Minneapolis	Building Materials	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.7% Cash	12/21	12/26	709	696	689	(7)(8)(9)
		Revolver	LIBOR + 6.00%, 7.7% Cash	12/21	12/26	65	62	59	(7)(8)(9)
		LLC Units (1,280.8 units)	N/A	12/21	N/A		55	38	(7)(33)
						774	813	786
Distinct Holdings, Inc. 37 Market St Kenilworth, NJ 07033	Systems Software	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 5.8% Cash	4/19	12/23	6,880	6,850	6,715	(7)(8)(9)
						6,880	6,850	6,715
Dragon Bidco Spaces Le Belvedere, 1-7 Cours Valmy, 92800 Puteaux, France	Technology	First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 6.8% Cash	4/21	4/28	3,659	3,968	3,577	(3)(7)(8)(15)
						3,659	3,968	3,577
DreamStart Bidco SAS (d/b/a SmartTrade) Immeuble Apogée, 13530, 500 Avenue Galilée 13290 Aix-en-Provence, France	Diversified Financial Services	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	3/20	3/27	2,223	2,300	2,206	(3)(7)(8)(15)
						2,223	2,300	2,206
Dryden 43 Senior Loan Fund, Series 2016-43A PO Box 1093. Queensgate House ; City, Grand Cayman	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 11%	2/22	4/34	3,620	2,387	2,109	(3)(32)
						3,620	2,387	2,109
Dryden 49 Senior Loan Fund, Series 2017-49A PO Box 1093. Queensgate House ; City, Grand Cayman	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 12.5%	2/22	7/30	17,233	7,370	5,084	(3)(32)
						17,233	7,370	5,084
Dune Group 158 Rue de l'Église - BP 15F-62180 Rang-du-Fliers, France	Health Care Equipment	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 5.8% Cash	9/21	9/28	121	108	111	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	LIBOR + 5.75%, 5.8% Cash	9/21	9/28	1,230	1,211	1,214	(3)(7)(8)(10)
						1,351	1,319	1,325
Dunlipharder B.V. Herikerbergweg 88, Amsterdam, 1101CM, NL	Technology	First Lien Senior Secured Term Loan	SOFR + 6.50%, 7.6% Cash	6/22	6/28	1,000	985	985	(3)(7)(8)(16)
						1,000	985	985
Dwyer Instruments, Inc. 102 Indiana Hwy. 212 Michigan City, IN 46360 USA	Electric	First Lien Senior Secured Term Loan	LIBOR + 6.0%, 8.3% Cash	7/21	7/27	4,540	4,454	4,435	(7)(8)(10)
						4,540	4,454	4,435

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Echo Global Logistics, Inc. 600 W Chicago Ave #725, Chicago, IL 60654	Air Transportation	Second Lien Senior Secured Term Loan	LIBOR + 7.25%, 8.2% Cash	11/21	11/29	$14,469	$14,230	$14,267	(7)(8)(9)
		Partnership Equity (530.92 units)	N/A	11/21	N/A		531	707	(7)(33)
						14,469	14,761	14,974
Ellkay, LLC 200 Riverfront Blvd, Elmwood Park, NJ 07407	Healthcare and Pharmaceuticals	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 6.9% Cash	9/21	9/27	4,963	4,874	4,890	(7)(8)(10)
						4,963	4,874	4,890
EMI Porta Holdco LLC 250 Hamilton Rd, Arlington Heights, IL 60005	Diversified Manufacturing	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.1% Cash	12/21	12/27	11,548	11,143	11,174	(7)(8)(10)
		Revolver	LIBOR + 5.50%, 7.1% Cash	12/21	12/27	961	907	911	(7)(8)(10)
						12,509	12,050	12,085
Entact Environmental Services, Inc. 1 E. Oak Hill Drive, Suite 102, Westmont, IL 60559	Environmental Industries	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 8.0% Cash	2/21	12/25	5,619	5,577	5,450	(7)(8)(10)
						5,619	5,577	5,450
EPS NASS Parent, Inc. 15 Millpark Ct. Maryland Heights, MO 63043	Electrical Components & Equipment	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 8.0% Cash	4/21	4/28	6,125	6,015	6,048	(7)(8)(10)
						6,125	6,015	6,048
eShipping, LLC 10812 NW Highway 45 Parkville, MO 64152	Transportation Services	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.4% Cash	11/21	11/27	3,839	3,739	3,753	(7)(8)(9)
		Revolver	LIBOR + 5.75%, 7.4% Cash	11/21	11/27	—	(27)	(23)	(7)(8)(10)
						3,839	3,712	3,730
Events Software BidCo Pty Ltd Melbourne, VIC 3000, Australia	Technology	First Lien Senior Secured Term Loan	BBSY + 5.50%, 7.4% Cash	3/22	3/28	1,762	1,853	1,701	(3)(7)(8)(23)
						1,762	1,853	1,701
F24 (Stairway BidCo Gmbh) Hackenstrasse 7b Munich, 80331 Germany	Software Services	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 6.3% Cash	8/20	8/27	1,588	1,751	1,588	(3)(7)(8)(14)
						1,588	1,751	1,588
Ferrellgas L.P. One Liberty Plaza Liberty, MO 64068	Oil & Gas Equipment & Services	Opco Preferred Units (2,886.0 units)	N/A	3/21	N/A		2,799	2,655	(3)(7)(33)
							2,799	2,655
Fineline Technologies, Inc. 3145 Medlock Bridge Road, Norcross, GA 30071	Consumer Services	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.0% Cash	2/21	2/28	1,299	1,279	1,299	(7)(8)(10)
						1,299	1,279	1,299
Finexvet 5 rue parc en seine, Tourville-la-Rivière, France	Consumer Cyclical	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	3/22	3/29	2,122	2,162	2,063	(3)(7)(8)(14)
						2,122	2,162	2,063
FinThrive Software Intermediate Holdings Inc. 200 North Point Center East Suite 400, Alpharetta, GA 30022	Business Equipment & Services	Preferred Stock (6,582.7 shares)	11.0% PIK	3/22	N/A		7,263	7,695	(7)(33)
							7,263	7,695
FitzMark Buyer, LLC 950 Dorman St Indianapolis, IN 46202	Cargo & Transportation	First Lien Senior Secured Term Loan	LIBOR + 4.50%, 5.5% Cash	12/20	12/26	4,237	4,171	4,165	(7)(8)(10)
						4,237	4,171	4,165
Five Star Holding LLC 9690 W Wingfoot Rd, Houston, TX 77041	Packaging	Second Lien Senior Secured Term Loan	SOFR + 7.25%, 8.8% Cash	5/22	5/30	13,692	13,422	13,418	(7)(8)(16)
		LLC Units (966.99 units)	N/A	5/22	N/A		967	967	(7)(33)
						13,692	14,389	14,385
Flexential Issuer, LLC 600 Forest Point Circle, Suite 100 Charlotte, NC 28273	Information Technology	Structured Secured Note - Class C	6.9% Cash	11/21	11/51	16,000	14,828	14,806
						16,000	14,828	14,806
Footco 40 Limited 100 Wood Street, London EC2V 7AN	Media & Entertainment	First Lien Senior Secured Term Loan	SONIA + 5.75%, 6.8% Cash	4/22	4/29	1,504	1,556	1,441	(3)(7)(8)(20)
						1,504	1,556	1,441
FragilePak LLC 2270 Corporate Circle, Ste. 220 Henderson, NV 89074	Transportation Services	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.4% Cash	5/21	5/27	4,661	4,499	4,612	(7)(8)(9)
		Partnership Units (937.5 units)	N/A	5/21	N/A		938	938	(7)(33)
						4,661	5,437	5,550
Front Line Power Construction LLC 4202 Chance Ln, Rosharon, TX 77583	Construction Machinery	First Lien Senior Secured Term Loan	LIBOR + 12.50%, 14.0% Cash	11/21	11/28	3,990	3,786	3,890	(7)(8)(10)
		Common Stock (192,000 shares)	N/A	11/21	N/A		219	121	(33)*
						3,990	4,005	4,011

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
FSS Buyer LLC 1340 Ridgeview Drive McHenry, IL 60050	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 6.5% Cash	8/21	8/28	$6,878	$6,754	$6,779	(7)(8)(9)
		LP Interest (1,160.9 units)	N/A	8/21	N/A		12	14	(7)(33)
		LP Units (5,104.3 units)	N/A	8/21	N/A		51	60	(7)
						6,878	6,817	6,853
GC EOS Buyer, Inc. 29627 Renaissance Boulevard, Daphne, AL 36527	Automotive	First Lien Senior Secured Term Loan	LIBOR + 4.50%, 6.2% Cash	2/22	8/25	2,474	2,473	2,451	(8)(9)(32)
						2,474	2,473	2,451
GPZN II GmbH Leopoldstraße 62, 80802 München, Germany	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	6/22	6/29	449	427	422	(3)(7)(8)(13)
						449	427	422
GTM Intermediate Holdings, Inc. 724 West Lancaster Avenue Suite 120 Wayne, PA 19087	Medical Equipment Manufacturer	Second Lien Loan	11.0% Cash, 1.0% PIK	12/20	12/24	10,559	10,512	10,559	(7)(30)
		Series A Preferred Units (1,434,472.41 units)	N/A	12/20	N/A		2,166	1,063	(7)(30)(33)
		Series C Preferred Units (715,649.59 units)	N/A	12/20	N/A		1,081	1,482	(7)(30)(33)
						10,559	13,759	13,104
Gulf Finance, LLC 200 Clarendon Street, 55th floor Boston, MA 02117	Oil & Gas Exploration & Production	First Lien Senior Secured Term Loan	LIBOR + 6.75%, 8.4% Cash	11/21	8/26	827	798	609	(8)(9)
						827	798	609
Heartland Veterinary Partners, LLC 10 South LaSalle, Suite 2120, Chicago, IL 60603	Healthcare	Subordinated Term Loan	11.0% PIK	11/21	11/23	1,189	1,157	1,160	(7)
		Subordinated Term Loan	11.0% PIK	11/21	11/28	9,170	8,969	8,989	(7)
						10,359	10,126	10,149
Heartland, LLC 1200 Main St, 42nd Floor Kansas City, MO 64105	Business Services	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.0% Cash	8/19	8/25	14,004	13,919	13,803	(7)(8)(10)
						14,004	13,919	13,803
Heavy Construction Systems Specialists, LLC 13151 W Airport Blvd, Sugar Land, TX 77478	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 6.8% Cash	11/21	11/27	7,368	7,234	7,251	(7)(8)(9)
		Revolver	LIBOR + 5.75%, 6.8% Cash	11/21	11/27	—	(47)	(42)	(7)(8)(9)
						7,368	7,187	7,209
Heilbron (f/k/a Sucsez (Bolt Bidco B.V.) Edisonstraat 92 7006 RE Doetinchem, Netherlands	Insurance	First Lien Senior Secured Term Loan	EURIBOR + 5.00%, 5.0% Cash	09/19	9/26	3,166	3,676	3,116	(3)(7)(8)(14)
						3,166	3,676	3,116
Highpoint Global LLC 8520 Allison Pointe Boulevard Suite 310 Indianapolis, IN 46250	Government Services	Second Lien Note	12.0% Cash, 2.0% PIK	12/20	9/22	5,489	5,468	5,489	(7)(30)
						5,489	5,468	5,489
Holland Acquisition Corp. 309 W 7th St Ste 300 Fort Worth, TX 76102-6902	Energy: Oil & Gas	First Lien Senior Secured Term Loan	LIBOR + 9.00%, 11.3% Cash	2/22	11/22	3,754	—	—	(7)(8)(11) (29)(32)
						3,754	—	—
Home Care Assistance, LLC 2001 Van Ness Ave San Francisco, CA 94109	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	LIBOR + 5.0%, 6.7% Cash	3/21	3/27	3,811	3,749	3,735	(7)(8)(9)
						3,811	3,749	3,735
Honour Lane Logistics Holdings Limited 8 Yeung Uk Rd, Tsuen Wan, China	Transportation Services	First Lien Senior Secured Term Loan	SOFR + 5.25%, 6.7% Cash	4/22	11/28	20,000	19,413	19,400	(3)(7)(8)(18)
						20,000	19,413	19,400
HTI Technology & Industries 315 Tech Park Drive, Suite 100 LaVergne, TN 37086	Electronic Component Manufacturing	Second Lien Note	12.0% Cash, 4.0% PIK	12/20	9/24	24,736	24,080	24,241	(7)(30)
						24,736	24,080	24,241
HW Holdco, LLC (Hanley Wood LLC) 1152 15th St. NW, Suite 750 Washington, DC 20005	Advertising	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.0% Cash	12/18	12/24	11,012	10,838	10,816	(7)(8)(10)
						11,012	10,838	10,816
IM Analytics Holding, LLC (d/b/a NVT) 17 Mandeville Court Monterey, CA 93940	Electronic Instruments & Components	First Lien Senior Secured Term Loan	LIBOR + 7.00%, 8.7% Cash	11/19	11/23	8,085	8,054	6,581	(7)(8)(9)
		Warrants (68,950 units)	N/A	11/19	11/26		—	—	(7)(33)
						8,085	8,054	6,581
IM Square 5 rue Royale 75008 Paris France	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 5.5% Cash	5/21	4/28	2,614	2,918	2,573	(3)(7)(8)(15)
						2,614	2,918	2,573
Infoniqa Holdings GmbH Dragonerstraße 67 Wels, Oberösterreich, 4600 Austria	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 5.3% Cash	11/21	11/28	2,747	2,897	2,687	(3)(7)(8)(14)
						2,747	2,897	2,687

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Innovad Group II BV Postbaan 69, 2910 Essen, Belgium	Beverage, Food & Tobacco	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 6.0% Cash	4/21	4/28	$6,193	$6,779	$5,673	(3)(7)(8)(15)
						6,193	6,779	5,673
Innovative XCessories & Services, LLC 1862 Sparkman Drive Northwest Huntsville, AL 35816	Automotive	First Lien Senior Secured Term Loan	LIBOR + 4.25%, 5.9% Cash	2/22	3/27	2,931	2,877	2,357	(8)(9)(32)
						2,931	2,877	2,357
INOS 19-090 GmbH Edelzeller Strasse 51, 36043 Fulda, Germany	Aerospace & Defense	First Lien Senior Secured Term Loan	EURIBOR + 5.4%, 5.4% Cash	12/20	12/27	4,846	5,506	4,846	(3)(7)(8)(14)
						4,846	5,506	4,846
Iqor US Inc. 200 Central Avenue Street 7th Floor St Petersburg, FL 33701	Services: Business	First Lien Senior Secured Term Loan	LIBOR + 7.50%, 9.2% Cash	2/22	11/24	2,696	2,725	2,676	(8)(9)(32)
						2,696	2,725	2,676
Isagenix International, LLC 155 E. Rivulon Blvd., Suite 104, Gilbert, AZ 85297	Wholesale	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.9% Cash	2/22	6/25	1,579	1,160	931	(8)(10)(32)
						1,579	1,160	931
ISS#2, LLC (d/b/a Industrial Services Solutions) 10070 Daniels Interstate Court Suite 140 Fort Myers, FL 33913	Commercial Services & Supplies	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.8% Cash	2/20	2/26	8,357	8,238	8,190	(7)(8)(10)
						8,357	8,238	8,190
ITI Intermodal, Inc. 20012 W. South Arsenal Road, Wilmington, IL, 60481	Transportation Services	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.4% Cash	12/21	12/27	718	703	704	(7)(8)(9)
		Revolver	LIBOR + 4.75%, 6.4% Cash	12/21	12/27	—	(2)	(2)	(7)(8)(9)
		Common Stock (1,433.37 shares)	N/A	1/22	N/A		144	143	(7)(33)
						718	845	845
Ivanti Software, Inc. 10377 S Jordan Gateway #110 South Jordan, UT 84095	High Tech Industries	Second Lien Senior Secured Term Loan	LIBOR + 7.25%, 8.8% Cash	2/22	12/28	6,000	5,989	5,460	(8)(10)(32)
						6,000	5,989	5,460
Jade Bidco Limited (Jane's) Sentinel House, 163 Brighton Road Coulsdon, Surrey, CR5 2YH, United Kingdom	Aerospace & Defense	First Lien Senior Secured Term Loan	EURIBOR + 6.25%, 6.3% Cash	11/19	2/29	3,999	4,077	3,910	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	LIBOR + 6.25%, 8.0% Cash	11/19	2/29	6,714	6,506	6,564	(3)(7)(8)(11)
						10,713	10,583	10,474
Jaguar Merger Sub Inc. 440 Polaris Parkway Suite 250 Westerville, OH 43082	Other Financial	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 7.5% Cash	12/21	9/24	3,780	3,734	3,733	(7)(8)(10)
		Revolver	LIBOR + 5.25%, 7.5% Cash	12/21	9/24	—	(5)	(5)	(7)(8)(10)
						3,780	3,729	3,728
Jedson Engineering, Inc. One Centennial Plaza 705 Central Avenue Cincinnati, OH 45202	Engineering & Construction Management	First Lien Loan	12.0% Cash	12/20	6/24	2,650	2,650	2,650	(7)(30)
						2,650	2,650	2,650
JetBlue 2019-1 Class B Pass Through Trust 27-01 Queens Plaza North Long Island City, NY 11101	Airlines	Structured Secured Note - Class B	8.0% Cash	8/20	11/27	3,887	3,887	3,897
						3,887	3,887	3,897
JF Acquisition, LLC 100 Perimeter Park Drive Suite H Morrisville, NC 27560	Automotive	First Lien Senior Secured Term Loan	LIBOR + 6.0%, 7.3% Cash	5/21	7/24	3,846	3,755	3,635	(7)(8)(10)
						3,846	3,755	3,635
Jon Bidco Limited Level 34, 48 Shortland Street, Auckland 1010 NZ	Healthcare	First Lien Senior Secured Term Loan	BKBM + 5.50%, 7.1% Cash	3/22	3/27	3,519	3,781	3,396	(3)(7)(8)(27)
						3,519	3,781	3,396
Jones Fish Hatcheries & Distributors LLC 3433 Church St. Cincinnati, OH 45244	Consumer Products	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 6.8% Cash	2/22	2/28	2,785	2,732	2,735	(7)(8)(11)
		Revolver	LIBOR + 5.75%, 6.8% Cash	2/22	2/28	—	(8)	(7)	(7)(8)(10)
		LLC Units (974.68 units)	N/A	2/22	N/A		97	97	(7)(33)
						2,785	2,821	2,825
Kano Laboratories LLC 1000 E Thompson Ln Nashville, TN 37211	Chemicals, Plastics & Rubber	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 7.0% Cash	11/20	11/26	5,684	5,552	5,548	(7)(8)(10)
		Partnership Equity (203.2 units)	N/A	11/20	N/A		203	203	(7)(33)
						5,684	5,755	5,751
Kene Acquisition, Inc. (En Engineering) 28100 Torch Parkway, Suite 400 Warrenville, Illinois 60555	Oil & Gas Equipment & Services	First Lien Senior Secured Term Loan	LIBOR + 4.25%, 6.5% Cash	8/19	8/26	7,188	7,098	7,070	(7)(8)(10)
						7,188	7,098	7,070
Kid Distro Holdings, LLC 34 3rd Ave Ste 183 New York, NY 10003	Media & Entertainment	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 8.0% Cash	10/21	10/27	9,279	9,113	9,140	(7)(8)(10)
		LLC Units (637,677.11 units)	N/A	10/21	N/A		638	607	(7)(33)
						9,279	9,751	9,747

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Kona Buyer, LLC 201 W. Saint John St. Spartanburg, SC 29306	High Tech Industries	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.8% Cash	12/20	12/27	$8,966	$8,793	$8,786	(7)(8)(10)
						8,966	8,793	8,786
LAF International 4 rue Brindejonc des Moulinais, 31500 Toulouse France	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 5.8% Cash	3/21	3/28	1,505	1,697	1,505	(3)(7)(8)(15)
						1,505	1,697	1,505
Lambir Bidco Limited Unit 4 EXT Second Avenue, Cookstown Industrial Estate, Tallaght, Dublin 24, Ireland	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 6.0% Cash	12/21	12/28	4,612	4,782	4,457	(3)(7)(8)(14)
		Second Lien Senior Secured Term Loan	12.0% PIK	12/21	6/29	1,382	1,445	1,348	(3)(7)
						5,994	6,227	5,805
Lattice Group Holdings Bidco Limited 76 Watling Street London, EC4M 9BJ United Kingdom	Technology	First Lien Senior Secured Term Loan	SOFR + 5.25%, 5.8% Cash	5/22	5/29	610	587	586	(3)(7)(8)(16)
		Revolver	SOFR + 5.25%, 6.7% Cash	5/22	11/28	35	35	35	(3)(7)(8)(16)
						645	622	621
LeadsOnline, LLC 15660 Dallas Pkwy # 800, Dallas, TX 75248	Business Equipment & Services	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 7.3% Cash	2/22	2/28	10,328	10,157	10,171	(7)(8)(10)
		Revolver	LIBOR + 5.00%, 7.3% Cash	2/22	2/28	347	305	308	(7)(8)(10)
		LLC Units (52,493.44 units)	N/A	2/22	N/A		52	52	(7)(33)
						10,675	10,514	10,531
Learfield Communications, LLC 2400 Dallas Parkway, Suite 500 Plano, TX 75093	Broadcasting	First Lien Senior Secured Term Loan	LIBOR + 3.25%, 4.9% Cash	8/20	12/23	135	95	118	(7)(8)(9)
		First Lien Senior Secured Term Loan	3.0% Cash, LIBOR + 10.0% PIK	8/20	12/23	8,369	8,334	8,327	(10)
						8,504	8,429	8,445
Legal Solutions Holdings 955 Overland Ct Ste 200 San Dimas, CA, 91773-1747	Business Services	Senior Subordinated Loan	16.0% PIK	12/20	3/23	12,319	10,129	—	(7)(29)(30)
						12,319	10,129	—
Liberty Steel Holdings USA Inc. 40 Grosvenor Place London SW1X 7GG United Kingdom	Industrial Other	Revolver	SOFR + 5.00%, 6.0% Cash	4/22	4/25	20,000	19,814	19,800	(7)(8)(16)
						20,000	19,814	19,800
Lifestyle Intermediate II, LLC 6955 Mowry Ave, Newark, CA 94560	Consumer Goods: Durable	First Lien Senior Secured Term Loan	LIBOR + 7.00%, 8.0% Cash	2/22	1/26	3,154	3,154	3,091	(7)(8)(10) (32)
		Revolver	LIBOR + 7.00%, 8.0% Cash	2/22	1/26	167	167	117	(7)(8)(10) (32)
						3,321	3,321	3,208
LivTech Purchaser, Inc. 2035 Lakeside Centre Way, Suite 200 Knoxville, TN 37922	Business Services	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.0% Cash	1/21	12/25	862	854	854	(7)(8)(10)
						862	854	854
LogMeIn, Inc. 320 Summer St Boston, MA 02210	High Tech Industries	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.3% Cash	2/22	8/27	1,975	1,957	1,496	(8)(9)(32)
						1,975	1,957	1,496
Long Term Care Group, Inc. 11000 Prairie Lakes Dr Ste 600 Eden Prairie, MN, 55344-3887	Healthcare	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.3% Cash	4/22	9/27	8,082	7,925	7,920	(7)(8)(9)
						8,082	7,925	7,920
Magnetite XIX, Limited Queensgate House South Church Street George Town KY1-1104 Cayman Islands	Multi-Sector Holdings	Subordinated Notes	LIBOR + 8.77%, 9.8% Cash	2/22	4/34	5,250	5,107	4,534	(3)(32)
		Subordinated Structured Notes	Residual Interest, current yield 12.38%	2/22	4/34	13,730	9,332	7,595	(3)(32)
						18,980	14,439	12,129
Marmoutier Holding B.V. Schipholweg 66 5e etage 2316 XE, Leiden, Zuid-Holland Netherlands	Consumer Products	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 5.8% Cash	12/21	12/28	1,788	1,877	1,739	(3)(7)(8)(14)
		Revolver	EURIBOR + 5.00%, 5.0% Cash	12/21	6/27	—	(4)	(3)	(3)(7)(8)(14)
						1,788	1,873	1,736
Marshall Excelsior Co. 1506 George Brown Dr, Marshall, MI 49068	Capital Goods	First Lien Senior Secured Term Loan	SOFR + 5.50%, 7.7% Cash	2/22	2/28	10,973	10,800	10,781	(7)(8)(17)
		Revolver	SOFR + 5.50%, 7.7% Cash	2/22	2/28	964	937	935	(7)(8)(17)
						11,937	11,737	11,716
MC Group Ventures Corporation 8959 Tyler Boulevard. Mentor, OH 44060	Business Services	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 8.4% Cash	7/21	6/27	3,669	3,587	3,610	(7)(8)(10)
		Partnership Units (746.66 Units)	N/A	6/21	N/A		747	833	(7)(33)
						3,669	4,334	4,443

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Media Recovery, Inc. (SpotSee) 5501 Lyndon B Johnson Freeway, Suite 350 Dallas, TX 75240	Containers, Packaging & Glass	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.8% Cash	11/19	11/25	$2,926	$2,890	$2,926	(7)(8)(10)
		First Lien Senior Secured Term Loan	SONIA + 6.00%, 7.2% Cash	12/20	11/25	3,970	4,294	3,970	(7)(8)(20)
						6,896	7,184	6,896
Median B.V. Franklinstr. 28-29 10587 Berlin, Germany	Healthcare	First Lien Senior Secured Term Loan	SONIA + 6.00%, 7.2% Cash	2/22	10/27	9,048	9,773	8,166	(3)(8)(20)
						9,048	9,773	8,166
Medical Solutions Parent Holdings, Inc. 1010 N 102nd St Ste 300, Omaha, NE 68114	Healthcare	Second Lien Senior Secured Term Loan	LIBOR + 7.00%, 9.9% Cash	11/21	11/29	4,421	4,380	4,067	(8)(10)
						4,421	4,380	4,067
MNS Buyer, Inc. 201 N. Calle Cesar Chavez, Suite 300 Santa Barbara, CA 93103	Construction and Building	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.2% Cash	8/21	8/27	916	900	903	(7)(8)(9)
		Partnership Units (76.92 Units)	N/A	8/21	N/A		77	64	(7)(33)
						916	977	967
Modern Star Holdings Bidco Pty Limited. 122-126 Old Pittwater Road Level 1 Brookvale, NSW 2100 Australia	Non-durable Consumer Goods	First Lien Senior Secured Term Loan	BBSY + 6.0%, 7.1% Cash	12/20	12/26	7,915	8,302	7,697	(3)(7)(8)(22)
						7,915	8,302	7,697
Murphy Midco Limited 38-42 Brunswick Street West, Hove, England, BN3 1EL	Media, Diversified & Production	First Lien Senior Secured Term Loan	SONIA + 4.75%, 6.1% Cash	11/20	11/27	993	1,051	971	(3)(7)(8)(20)
						993	1,051	971
Music Reports, Inc. 21122 Erwin Street Woodland Hills, CA 91367	Media & Entertainment	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.1% Cash	08/20	8/26	7,424	7,289	7,279	(7)(8)(9)
						7,424	7,289	7,279
Napa Bidco Pty Ltd Waverton, NSW 2060, Australia	Healthcare	First Lien Senior Secured Term Loan	BBSY + 6.00%, 7.2% Cash	03/22	3/28	19,133	19,484	18,583	(3)(7)(8)(23)
						19,133	19,484	18,583
Narda Acquisitionco., Inc. 435 Moreland Rd, Hauppauge, NY 11788	Aerospace & Defense	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 7.5% Cash	12/21	12/27	5,665	5,574	5,439	(7)(8)(10)
		Revolver	LIBOR + 5.25%, 7.5% Cash	12/21	12/27	—	(21)	(52)	(7)(8)(10)
		Class A Preferred Stock (4,587.38 shares)	N/A	12/21	N/A		459	385	(7)(33)
		Class B Common Stock (509.71 shares)	N/A	12/21	N/A		51	—	(7)(33)
						5,665	6,063	5,772
Navia Benefit Solutions, Inc. PO Box 53250 Bellevue WA 98015	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 6.8% Cash	02/21	2/27	2,708	2,655	2,670	(7)(8)(9)
						2,708	2,655	2,670
Nexus Underwriting Management Limited 150 Leadenhall St, London EC3V 4QT, UK	Other Financial	First Lien Senior Secured Term Loan	SONIA + 5.25%, 5.9% Cash	10/21	10/28	1,555	1,681	1,513	(3)(7)(8)(21)
		Revolver	SONIA + 5.25%, 5.9% Cash	10/21	4/23	186	202	186	(3)(7)(8)(21)
						1,741	1,883	1,699
NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions) 16240 Port NW Dr #100 Houston, TX 77041	Energy Equipment & Services	First Lien Senior Secured Term Loan	LIBOR + 4.25%, 5.9% Cash	10/18	10/25	4,728	4,716	4,718	(7)(8)(9)
						4,728	4,716	4,718
Northstar Recycling, LLC 94 Maple Street · East Longmeadow, MA 01028	Environmental Industries	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.0% Cash	10/21	9/27	2,488	2,443	2,450	(7)(8)(10)
						2,488	2,443	2,450
Novotech Aus Bidco Pty Ltd 235 Pyrmont Street. 2009. Sydney. AU-NSW	Healthcare	First Lien Senior Secured Term Loan	BBSY + 5.75%, 7.6% Cash	1/22	1/28	3,539	3,661	3,472	(3)(7)(8)(24)
		First Lien Senior Secured Term Loan	SOFR + 5.25%, 7.6% Cash	1/22	1/28	474	437	450	(3)(7)(8)(18)
						4,013	4,098	3,922
OA Buyer, Inc. 1300 SE Cardinal Court Suite 190 Vancouver, WA 98683	Healthcare	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 8.3% Cash	12/21	12/28	9,613	9,431	9,421	(7)(8)(10)
		Revolver	LIBOR + 6.00%, 8.3% Cash	12/21	12/28	—	(25)	(27)	(7)(8)(10)
		Partnership Units (210,920.11 units)	N/A	12/21	N/A		211	211	(7)(33)
						9,613	9,617	9,605
OAC Holdings I Corp 1401 Valley View Lane, Suite 100 Irving, TX 75061	Automotive	First Lien Senior Secured Term Loan	SOFR + 5.00%, 7.8% Cash	3/22	3/29	3,630	3,560	3,563	(7)(8)(18)
		Revolver	SOFR + 5.00%, 6.7% Cash	3/22	3/28	1,076	1,050	1,051	(7)(8)(16)
						4,706	4,610	4,614

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Odeon Cinemas Group Limited 100 Avebury Blvd Milton Keynes, MK9 1FH United Kingdom	Hotel, Gaming, & Leisure	First Lien Senior Secured Term Loan	11.3% Cash	2/21	8/23	$3,602	$4,079	$3,422	(3)(7)
						3,602	4,079	3,422
Offen Inc. 5100 E 78th Avenue, Commerce City, CO, 80022	Transportation: Cargo	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 7.9% Cash	2/22	6/26	3,744	3,707	3,651	(7)(11)(32)
						3,744	3,707	3,651
OG III B.V. Toermalijnstraat 12c, 1812 RL Alkmaar, The Netherlands	Containers & Glass Products	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 5.8% Cash	6/21	6/28	3,312	3,669	3,229	(3)(7)(8)(14)
						3,312	3,669	3,229
Omni Intermediate Holdings, LLC 3100 Olympus Blvd Suite 420, Coppell, TX 75019	Transportation	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.0% Cash	12/20	12/26	11,177	11,067	10,907	(7)(8)(9)
						11,177	11,067	10,907
Options Technology Ltd. 5th Floor, 50 Pall Mall St. James, London, SW1Y 5JH, United Kingdom	Computer Services	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.2% Cash	12/19	12/25	2,302	2,274	2,266	(3)(7)(8)(11)
						2,302	2,274	2,266
Oracle Vision Bidco Limited 1-6 Star Building, Broughton Business Park, Fulwood, Preston, PR2 9WT	Healthcare	First Lien Senior Secured Term Loan	SONIA + 5.25%, 5.7% Cash	6/21	5/28	2,780	3,146	2,729	(3)(7)(8)(21)
						2,780	3,146	2,729
Origin Bidco Limited 250 Fowler Avenue, Farnborough, Hampshire, GU14 7JP, United Kingdom	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	6/21	6/28	347	394	341	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.2% Cash	6/21	6/28	597	583	586	(3)(7)(8)(10)
						944	977	927
OSP Hamilton Purchaser, LLC 6950 W Morelos Pl Ste 1 Chandler, AZ, 85226-4218	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 7.5% Cash	12/21	12/27	2,269	2,227	2,232	(7)(8)(10)
		Revolver	LIBOR + 5.25%, 7.5% Cash	12/21	12/27	56	53	53	(7)(8)(10)
						2,325	2,280	2,285
Pare SAS (SAS Maurice MARLE) BP 46, ZI rue Lavoisier F-52800 Nogent, France	Health Care Equipment	First Lien Senior Secured Term Loan	EURIBOR + 6.50%, 6.5% Cash	12/19	12/26	4,263	4,483	4,250	(3)(7)(8)(15)
						4,263	4,483	4,250
Path Medical, LLC 2304 West Oakland Park Blvd Fort Lauderdale, FL 33311	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	13.0% PIK	2/22	10/22	11,764	—	—	(7)(29)(32)
		First Lien Senior Secured Term Loan	10.5% PIK	2/22	10/22	8,465	4,571	4,732	(7)(29)(32)
		Warrants (36,716 units)	N/A	2/22	N/A		—	—	(7)(29)(32) (33)
						20,229	4,571	4,732
Patriot New Midco 1 Limited (Forensic Risk Alliance) Audrey House, 16-20 Ely Pl, Holborn, London EC1N 6SN, United Kingdom	Diversified Financial Services	First Lien Senior Secured Term Loan	EURIBOR + 6.75%, 6.8% Cash	2/20	2/27	2,780	2,844	2,638	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	LIBOR + 6.75%, 8.2% Cash	2/20	2/27	3,539	3,473	3,359	(3)(7)(8)(10)
						6,319	6,317	5,997
PDQ.Com Corporation 2200 South Main STE 200 South Salt Lake, UT 84115	Business equipment & services	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 7.3% Cash	8/21	8/27	7,508	7,259	7,285	(7)(8)(10)
		Class A-2 Partnership Units (28.8 units)	N/A	8/21	N/A		29	39	(7)(33)
						7,508	7,288	7,324
Perimeter Master Note Business Trust 3993 Howard Hughes Pkwy Ste 250, Las Vegas, 89169-6754 NV	Credit Card ABS	Structured Secured Note - Class A	4.7% Cash	5/22	5/27	109	109	106	(3)(7)
		Structured Secured Note - Class B	5.4% Cash	5/22	5/27	109	109	109	(3)(7)
		Structured Secured Note - Class C	5.9% Cash	5/22	5/27	109	109	104	(3)(7)
		Structured Secured Note - Class D	8.5% Cash	5/22	5/27	109	109	101	(3)(7)
		Structured Secured Note - Class E	11.4% Cash	5/22	5/27	5,564	5,564	5,178	(3)(7)
						6,000	6,000	5,598
Permaconn BidCo Pty Ltd Parramatta, New South Wales, 2116, Australia	Tele- communications	First Lien Senior Secured Term Loan	BBSY + 6.50%, 7.8% Cash	12/21	12/27	2,817	2,852	2,753	(3)(7)(8)(23)
						2,817	2,852	2,753
Polara Enterprises, L.L.C. 1497 CR 2178 Greenville, TX 75402	Capital Equipment	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 5.8% Cash	12/21	12/27	1,236	1,214	1,212	(7)(8)(10)
		Revolver	LIBOR + 4.75%, 5.8% Cash	12/21	12/27	71	61	60	(7)(8)(10)
		Partnership Units (7,409 units)	N/A	12/21	N/A		741	741	(7)(33)
						1,307	2,016	2,013

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Policy Services Company, LLC 11575 Heron Bay Blvd Coral Springs, FL, 33076-3304	Property & Casualty Insurance	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 8.8% Cash, 4.0% PIK	12/21	6/26	$48,699	$47,381	$47,238	(7)(8)(10)
		Warrants - Class A (25,582 units)	N/A	12/21	N/A		—	—	(7)(33)
		Warrants - Class B (8,634 units)	N/A	12/21	N/A		—	—	(7)(33)
		Warrants - Class C (888 units)	N/A	12/21	N/A		—	—	(7)(33)
		Warrants - Class D (2,282 units)	N/A	12/21	N/A		—	—	(7)(33)
						48,699	47,381	47,238
Polymer Solutions Group Holdings, LLC 180 Burlington Road, Rome, GA	Chemicals, Plastics & Rubber	First Lien Senior Secured Term Loan	LIBOR + 7.00%, 8.7% Cash	2/22	1/23	1,023	1,023	1,023	(7)(8)(9)(32)
						1,023	1,023	1,023
Premium Franchise Brands, LLC Flemming Court, 11-14 Whistler Dr, Castleford WF10 5HW United Kingdom	Research & Consulting Services	First Lien Senior Secured Term Loan	LIBOR + 6.25%, 8.5% Cash	12/20	12/26	14,740	14,508	14,499	(7)(8)(10)
						14,740	14,508	14,499
Premium Invest 2520 Northwinds Parkway, Suite 375, Alpharetta, GA 30009	Brokerage, Asset Managers & Exchanges	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 6.2% Cash	6/21	6/28	3,764	4,123	3,764	(3)(7)(8)(15)
						3,764	4,123	3,764
Preqin MC Limited 1st Floor, Verde, 10 Bressenden Place, London, United Kingdom, SW1E 5DH	Banking, Finance, Insurance & Real Estate	First Lien Senior Secured Term Loan	SOFR + 5.25%, 5.5% Cash	8/21	7/28	2,789	2,714	2,731	(3)(7)(8)(18)
						2,789	2,714	2,731
Process Equipment, Inc. (ProcessBarron) 2770 Welborn St Pelham, AL 35124	Industrial Air & Material Handling Equipment	First Lien Senior Secured Term Loan	LIBOR + 4.25%, 6.6% Cash	3/19	3/25	6,174	6,128	5,840	(7)(8)(10)
						6,174	6,128	5,840
Professional Datasolutions, Inc. (PDI) 11675 Rainwater Drive, Suite 350, Alpharetta, GA 30009-8693	Application Software	First Lien Senior Secured Term Loan	LIBOR + 4.50%, 5.5% Cash	3/19	10/24	1,827	1,826	1,805	(7)(8)(10)
						1,827	1,826	1,805
ProfitOptics, LLC 4050 Innslake Dr #375, Glen Allen, VA 23060	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 6.5% Cash	3/22	3/28	1,774	1,740	1,743	(7)(8)(10)
		Revolver	LIBOR + 5.75%, 6.5% Cash	3/22	3/28	—	(9)	(9)	(7)(8)(10)
		Second Lien Senior Subordinated Term Loan	8.0% Cash	3/22	3/29	81	81	79	(7)
		LLC Units (241,935.48 units	N/A	3/22	N/A		161	166	(7)(33)
						1,855	1,973	1,979
Proppants Holding, LLC 104 S Wayne Ave., Suite 8303 Wayne, PA 19087	Energy: Oil & Gas	LLC Units (1,668,106 units)	N/A	2/22	N/A		—	—	(7)(32)(33)
							—	—
Protego Bidco B.V. G. van der Muelenweg 3, 7443 RE Nijverdal, Netherlands	Aerospace & Defense	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 6.0% Cash	3/21	3/28	1,423	1,565	1,385	(3)(7)(8)(14)
		Revolver	EURIBOR + 5.25%, 5.3% Cash	3/21	3/27	2,048	2,272	2,013	(3)(7)(8)(14)
						3,471	3,837	3,398
PSP Intermediate 4, LLC Kaiserstrasse 117/17 1070 Vienna Austria	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 5.3% Cash	5/22	5/29	854	822	811	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	LIBOR + 5.25%, 6.9% Cash	5/22	5/29	866	842	842	(3)(7)(8)(10)
						1,720	1,664	1,653
QPE7 SPV1 BidCo Pty Ltd 14/100 Creek St, Brisbane City QLD 4000, Australia	Consumer Cyclical	First Lien Senior Secured Term Loan	BBSY + 5.50%, 6.0% Cash	9/21	9/26	1,896	1,959	1,876	(3)(7)(8)(23)
						1,896	1,959	1,876
Questel Unite 1 boulevard de la Madeleine, 75001 Paris, France	Business Services	First Lien Senior Secured Term Loan	LIBOR + 6.25%, 7.3% Cash	12/20	12/27	6,892	6,808	6,892	(3)(7)(8)(10)
						6,892	6,808	6,892
RA Outdoors, LLC 717 N Harwood St Suite 2400 Dallas, TX 75201	High Tech Industries	First Lien Senior Secured Term Loan	LIBOR + 6.75%, 9.0% Cash	2/22	4/26	12,917	12,658	12,658	(7)(8)(10) (32)
		Revolver	LIBOR + 6.75%, 9.0% Cash	2/22	4/26	—	—	(25)	(7)(8)(10) (32)
						12,917	12,658	12,633
Recovery Point Systems, Inc. 75 W Watkins Mill Rd Gaithersburg, MD 20878	Technology	First Lien Senior Secured Term Loan	LIBOR + 6.50%, 7.5% Cash	8/20	7/26	11,589	11,420	11,589	(7)(8)(10)
		Partnership Equity (187,235 units	N/A	3/21	N/A		187	127	(7)(33)
						11,589	11,607	11,716

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Renovation Parent Holdings, LLC 217 N Seminary St, Florence, AL 35630	Home furnishings	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.5% Cash	11/21	11/27	$4,830	$4,720	$4,735	(7)(8)(10)
		Partnership Equity (197,368.42 units)	N/A	11/21	N/A		197	197	(7)(33)
						4,830	4,917	4,932
REP SEKO MERGER SUB LLC 1100 Arlington Heights Road STE 600 Itasca, IL 60143	Air Freight & Logistics	First Lien Senior Secured Term Loan	EURIBOR + 5.00%, 6.0% Cash	6/22	12/26	9,409	9,274	9,220	(7)(8)(15)
		First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.7% Cash	12/20	12/26	8,101	7,921	7,920	(7)(8)(9)
						17,510	17,195	17,140
Resolute Investment Managers, Inc. 220 E. Las Colinas Blvd., Suite 1200 Irving, Texas 75039	Banking, Finance, Insurance & Real Estate	Second Lien Senior Secured Term Loan	LIBOR + 8.00%, 9.2% Cash	2/22	4/25	5,081	5,107	4,802	(7)(8)(10) (32)
						5,081	5,107	4,802
Resonetics, LLC 26 Whipple St. Nashua, NH 03060	Health Care Equipment	Second Lien Senior Secured Term Loan	LIBOR + 7.00%, 8.6% Cash	4/21	4/29	4,011	3,938	4,011	(7)(8)(10)
						4,011	3,938	4,011
Reward Gateway (UK) Ltd 265 Tottenham Court Rd, London	Precious Metals & Minerals	First Lien Senior Secured Term Loan	SONIA + 6.75%, 7.4% Cash	8/21	6/28	2,919	3,224	2,851	(3)(7)(8)(20)
						2,919	3,224	2,851
Riedel Beheer B.V. Breloftpark 11 2201 TC, Noordwijk ZH, ZUID-HOLLAND Netherlands	Food & Beverage	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	12/21	12/28	1,746	1,838	1,703	(3)(7)(8)(14)
						1,746	1,838	1,703
RPX Corporation 4 Embarcadero Center Suite 4000 San Francisco, CA 94111	Research & Consulting Services	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.7% Cash	10/20	10/25	7,436	7,299	7,311	(7)(8)(9)
						7,436	7,299	7,311
RTIC Subsidiary Holdings, LLC 20702 Hempstead Road Houston, Texas, 77065	Consumer Goods: Durable	First Lien Senior Secured Term Loan	LIBOR + 7.75%, 9.0% Cash	2/22	9/25	10,434	10,434	10,288	(7)(8)(10) (32)
		Revolver	LIBOR + 7.75%, 9.0% Cash	2/22	9/25	3,968	3,968	3,913	(7)(8)(10) (32)
		Class A Preferred Stock (145.347 shares	N/A	2/22	N/A		4	2	(7)(32)(33)
		Class B Preferred Stock (145.347 shares	N/A	2/22	N/A		—	—	(7)(32)(33)
		Class C Preferred Stock (7,844.03 shares	N/A	2/22	N/A		450	325	(7)(32)(33)
		Common Stock (153 shares)	N/A	2/22	N/A		—	—	(7)(32)(33)
						14,402	14,856	14,528
Ruffalo Noel Levitz, LLC 1025 Kirkwood Pkwy SW Cedar Rapids, IA 52404	Media Services	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 8.3% Cash	1/19	5/24	9,470	9,470	9,470	(7)(8)(10)
						9,470	9,470	9,470
Safety Products Holdings, LLC 1897 Vanderhorn Dr. Memphis, TN 38134	Non-durable Consumer Goods	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.6% Cash	12/20	12/26	11,994	11,785	11,838	(7)(8)(9)
		Preferred Stock (372.1 shares)	N/A	12/20	N/A		372	464	(7)(33)
						11,994	12,157	12,302
Sanoptis S.A.R.L. 53, Boulevard Royal LU-2449 Luxembourg	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	6/22	7/29	9,381	8,918	8,918	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	SARON + 5.50%, 5.5% Cash	6/22	7/29	3,240	3,151	3,151	(3)(7)(8)(28)
						12,621	12,069	12,069
Scaled Agile, Inc. 5400 Airport Blvd. Suite 300 Boulder, CO 8030	Research & Consulting Services	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.8% Cash	12/21	12/28	1,744	1,705	1,726	(7)(8)(10)
		Revolver	LIBOR + 5.50%, 7.8% Cash	12/21	12/28	—	(6)	(3)	(7)(8)(10)
						1,744	1,699	1,723
Scout Bidco B.V. Maidstone 56. Tilburg 5026 SK	Diversified Manufacturing	First Lien Senior Secured Term Loan	EURIBOR + 6.00%, 6.0% Cash	5/22	3/29	6,353	6,273	6,138	(3)(7)(8)(14)
		Revolver	EURIBOR + 6.00%, 6.0% Cash	5/22	3/29	—	(25)	(25)	(3)(7)(8)(14)
						6,353	6,248	6,113
Sereni Capital NV Jan van Gentstraat 7 PB 402 2000, Antwerpen Belgium	Consumer Cyclical	First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 5.8% Cash	5/22	11/28	81	69	68	(3)(7)(8)(15)
		First Lien Senior Secured Term Loan	EURIBOR + 5.75%, 5.8% Cash	5/22	5/29	480	478	467	(3)(7)(8)(15)
		Revolver	EURIBOR + 5.75%, 5.8% Cash	5/22	11/22	—	(1)	(1)	(3)(7)(8)(15)
						561	546	534

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Serta Simmons Bedding LLC 1 Concourse Parkway, ste. 800 Atlanta, GA 30328	Home Furnishings	Super Priority First Out	LIBOR + 7.50%, 9.0% Cash	6/20	8/23	$7,313	$7,228	$7,079	(8)(9)
		Super Priority Second Out	LIBOR + 7.50%, 9.0% Cash	6/20	8/23	3,589	3,373	2,505	(8)(9)
						10,902	10,601	9,584
SISU ACQUISITIONCO., INC. 3060 SW 2nd Avenue, Fort Lauderdale, FL 33315	Aerospace & Defense	First Lien Senior Secured Term Loan	LIBOR + 5.25%, 7.5% Cash	12/20	12/26	6,970	6,861	6,692	(7)(8)(10)
						6,970	6,861	6,692
SMART Financial Operations, LLC 5728 Major Blvd Suite 100 Orlando, FL 32819	Banking, Finance, Insurance & Real Estate	Preferred Stock (1,000,000 shares)	N/A	2/22	N/A		—	130	(7)(32)(33)
							—	130
Smartling, Inc. 1375 Broadway 14th Floor New York, NY 10018	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.3% Cash	11/21	10/27	13,776	13,490	13,530	(7)(8)(10)
		Revolver	LIBOR + 5.75%, 7.3% Cash	11/21	10/27	—	(21)	(18)	(7)(8)(10)
						13,776	13,469	13,512
Smile Brands Group Inc. 100 Spectrum Center Drive Suite 1500 Irvine, CA 92618	Health Care Services	First Lien Senior Secured Term Loan	LIBOR + 4.50%, 6.1% Cash	10/18	10/25	4,559	4,540	4,527	(7)(8)(11)
		First Lien Senior Secured Term Loan	LIBOR + 4.50%, 6.1% Cash	12/20	10/25	470	460	465	(7)(8)(11)
						5,029	5,000	4,992
SN BUYER, LLC 600 Superior Avenue East, Suite 1500, Cleveland, OH 44114	Health Care Services	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.8% Cash	12/20	12/26	18,129	17,846	18,129	(7)(8)(10)
						18,129	17,846	18,129
Sound Point CLO XX, Ltd. C/O MaplesFS Limited PO Box 1093 Boundary Hall Cricket Square George Town KY1-1102 Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 18.99%	2/22	7/31	4,489	2,252	1,784	(3)(32)
						4,489	2,252	1,784
Springbrook Software (SBRK Intermediate, Inc.) 1000 SW Broadway Suite 1900 Portland, OR 97205	Enterprise Software & Services	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.8% Cash	12/19	12/26	21,035	20,736	21,035	(7)(8)(10)
						21,035	20,736	21,035
SPT Acquico Limited Melbourn Science Park, Melbourn, Hertfordshire, SG8 6HB, United Kingdom	High Tech Industries	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.0% Cash	01/21	12/27	658	645	658	(3)(7)(8)(10)
						658	645	658
SSCP Pegasus Midco Limited 654 The Crescent, Colchester, Essex, England, CO4 9YQ	Healthcare & Pharmaceuticals	First Lien Senior Secured Term Loan	SONIA + 6.75%, 7.7% Cash	12/20	11/27	2,469	2,552	2,370	(3)(7)(8)(20)
						2,469	2,552	2,370
Starnmeer B.V. 77 Robinson Road, # 13-00 Singapore 068896	Technology	First Lien Senior Secured Term Loan	LIBOR + 6.40%, 6.9% Cash	10/21	4/27	2,500	2,466	2,471	(3)(7)(8)(10)
						2,500	2,466	2,471
Superjet Buyer, LLC 6453 Kaiser Drive Fremont, CA 94555	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 8.0% Cash	12/21	12/27	13,142	12,897	12,923	(7)(8)(10)
		Revolver	LIBOR + 5.75%, 8.0% Cash	12/21	12/27	—	(34)	(30)	(7)(8)(10)
						13,142	12,863	12,893
Syniverse Holdings, Inc. 8125 Highwoods Palm Way Tampa, FL 33647	Technology Distributors	First Lien Senior Secured Term Loan	SOFR + 7.00%, 8.3% Cash	5/22	5/27	20,003	19,051	17,578	(8)(17)
		Series A Preferred Equity (7,575,758 units)	N/A	5/22	N/A		7,424	7,424	(7)(33)
						20,003	26,475	25,002
Syntax Systems Ltd 8000 Decarie Blvd Suite 300 Montreal, QC H4P 2S4 Canada	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.75%, 7.2% Cash	11/21	10/28	2,040	2,009	2,009	(3)(7)(8)(9)
		Revolver	LIBOR + 5.75%, 7.2% Cash	11/21	10/26	564	555	556	(3)(7)(8)(9)
						2,604	2,564	2,565
TA SL Cayman Aggregator Corp. 1730 Minor Avenue Suite 1400 Seattle, WA 98101	Technology	Subordinated Term Loan	7.8% PIK	7/21	7/28	2,084	2,050	2,055	(7)
		Common Stock (1,227.79 shares)	N/A	7/21	N/A		50	75	(7)(33)
						2,084	2,100	2,130
Tank Holding Corp 4700 Fremont Street Lincoln, Nebraska, 68504	Metal & Glass Containers	First Lien Senior Secured Term Loan	SOFR + 6.00%, 7.6% Cash	3/22	3/28	19,127	18,712	18,733	(7)(8)(16)
		Revolver	SOFR + 6.00%, 7.6% Cash	3/22	3/28	364	345	346	(7)(8)(16)
						19,491	19,057	19,079
Team Car Care, LLC 105 Decker Ct #900, Irving, TX 75062	Automotive	First Lien Senior Secured Term Loan	LIBOR + 8.00%, 9.0% Cash	2/22	6/24	12,492	12,492	12,317	(7)(8)(10) (32)
						12,492	12,492	12,317

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Team Services Group 3131 Camino del Rio North, Suite 650, San Diego, CA 92108	Services: Consumer	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.7% Cash	2/22	12/27	$9,887	$9,887	$9,492	(8)(9)(32)
		Second Lien Senior Secured Term Loan	LIBOR + 9.00%, 10.7% Cash	02/22	12/28	5,000	4,975	4,900	(7)(8)(9)(32)
						14,887	14,862	14,392
Techone B.V. Westblaak 100, Rotterdam, 3012KM, NL	Technology	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.5% Cash	11/21	11/28	3,674	3,781	3,573	(3)(7)(8)(14)
		Revolver	EURIBOR + 5.50%, 5.5% Cash	11/21	5/28	278	274	264	(3)(7)(8)(14)
						3,952	4,055	3,837
Tencarva Machinery Company, LLC 1115 Pleasant Ridge Road Greensboro, N.C. 27409	Capital Equipment	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.5% Cash	12/21	12/27	5,458	5,356	5,366	(7)(8)(10)
		Revolver	LIBOR + 5.50%, 7.5% Cash	12/21	12/27	—	(18)	(16)	(7)(8)(10)
						5,458	5,338	5,350
Terrybear, Inc. 946 W Pierce Butler Route #101, St Paul, MN 55	Consumer Products	Subordinated Term Loan	10.0% Cash, 4.0% PIK	4/22	4/28	256	251	251	(7)
		Partnership Equity (24,358.97 units)	N/A	4/22	N/A		239	244	(7)(33)
						256	490	495
The Caprock Group, Inc. (aka TA/TCG Holdings, LLC) Idaho Street, Suite 200, Boise, ID, 83702	Brokerage, Asset Managers & Exchanges	First Lien Senior Secured Term Loan	LIBOR + 4.25%, 5.9% Cash	10/21	12/27	843	778	798	(7)(8)(9)
		Revolver	LIBOR + 4.25%, 5.9% Cash	10/21	12/27	—	(13)	(10)	(7)(8)(9)
		Subordinated Term Loan	9.00% Cash	10/21	12/27	3,333	3,272	3,282	(7)
						4,176	4,037	4,070
The Hilb Group, LLC 6802 Paragon Place, Suite 200, Richmond, Virginia 23230	Insurance Brokerage	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.8% Cash	12/19	12/26	482	432	436	(7)(8)(10)
		First Lien Senior Secured Term Loan	LIBOR + 5.75%, 8.0% Cash	12/19	12/25	5,680	5,574	5,565	(7)(8)(10)
		First Lien Senior Secured Term Loan	LIBOR + 5.75%, 8.0% Cash	12/19	12/26	14,486	14,230	14,190	(7)(8)(10)
						20,648	20,236	20,191
The Octave Music Group, Inc. 850 3rd Avenue Suite 15C New York, NY 10022	Media: Diversified & Production	Second Lien Senior Secured Term Loan	SOFR + 7.75%, 8.2% Cash	4/22	3/30	12,522	12,277	12,272	(7)(8)(17)
		Partnership Equity (676,880.98 units)	N/A	4/22	N/A		677	677	(7)(33)
						12,522	12,954	12,949
Total Safety U.S. Inc. 11111 Wilcrest Green Drive, ste. 300 Houston, TX 77042	Diversified Support Services	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 7.0% Cash	11/19	8/25	6,309	6,151	6,025	(8)(11)
						6,309	6,151	6,025
TPC Group, Inc. 500 Dallas Street, Suite 2000 Houston, Texas 77002	Chemicals	First Lien Senior Secured Term Loan	SOFR + 4.50%, 6.0% Cash	06/22	12/23	40,678	40,141	40,116	(7)(8)(17)
						40,678	40,141	40,116
Transit Technologies LLC 2035 Lakeside Centre Way Suite 125 Knoxville, TN 37922	Software	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.2% Cash	02/20	2/25	6,035	5,977	5,860	(7)(8)(10)
						6,035	5,977	5,860
Transportation Insight, LLC 310 Main Avenue Way SE Hickory, NC 28602	Air Freight & Logistics	First Lien Senior Secured Term Loan	LIBOR + 4.25%, 5.9% Cash	08/18	12/24	11,258	11,210	11,128	(7)(8)(9)
						11,258	11,210	11,128
Trident Maritime Systems, Inc. 2011 Crystal Drive, Suite 1102, Arlington, VA 22202	Aerospace & Defense	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.0% Cash	02/21	2/27	14,850	14,652	14,590	(7)(8)(10)
						14,850	14,652	14,590
Truck-Lite Co., LLC 310 East Elmwood Ave Falconer, NY 14733	Automotive Parts & Equipment	First Lien Senior Secured Term Loan	SOFR + 6.25%, 8.5% Cash	12/19	12/26	19,467	19,138	19,077	(7)(8)(10)
						19,467	19,138	19,077
True Religion Apparel, Inc. 500 W 190th St. #300. Gardena, California 90248	Retail	Preferred Unit (2.8 units)	N/A	02/22	N/A		—	—	(7)(32)
		Common Stock (2.71 shares)	N/A	02/22	N/A		—	—	(7)(32)(33)
							—	—
Trystar, LLC 15765 Acorn Trail Faribault, MN 55021	Power Distribution Solutions	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.2% Cash	09/18	9/23	6,952	6,882	6,799	(7)(8)(10)
		Class A LLC Units (440.97 units)	N/A	09/18	N/A		481	317	(7)(33)
						6,952	7,363	7,116
TSM II Luxco 10 SARL 2, rue Edward Steichen, 2540 Luxembourg, Luxembourg	Chemical & Plastics	Subordinated Term Loan	EURIBOR + 8.75%, 8.8% Cash	03/22	3/27	10,454	10,676	10,036	(3)(7)(8)(15)
						10,454	10,676	10,036

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Turbo Buyer, Inc. 25541 Commercentre Drive Suite 100 Lake Forest CA 92630	Finance Companies	First Lien Senior Secured Term Loan	LIBOR + 6.00%, 8.2% Cash	11/21	12/25	$7,592	$7,424	$7,456	(7)(8)(10)
						7,592	7,424	7,456
Turf Products, LLC 157 Moody Road Enfield, CT 06083	Landscaping & Irrigation Equipment Distributor	Senior Subordinated Debt	10.0% Cash	12/20	10/23	8,697	8,384	8,487	(7)(30)
						8,697	8,384	8,487
Turnberry Solutions, Inc. 1777 Sentry Pkwy West Veva 14, Suite 401, Blue Bell, PA 19422	Consumer Cyclical	First Lien Senior Secured Term Loan	SOFR + 6.00%, 7.1% Cash	07/21	9/26	5,000	4,916	4,870	(7)(8)(17)
						5,000	4,916	4,870
U.S. Gas & Electric, Inc. P.O. Box 660403 Dallas, TX 75266-0433	Energy Services	Second Lien Loan	9.5% Cash	12/20	7/25	2,285	1,785	1,844	(7)(30)
		Second Lien Loan	9.5% Cash	12/20	7/25	2,485	—	—	(7)(30)(31)
						4,770	1,785	1,844
U.S. Silica Company 24275 Katy Freeway Katy, TX 77494	Metal & Glass Containers	First Lien Senior Secured Term Loan	LIBOR + 4.00%, 5.7% Cash	08/18	5/25	1,464	1,466	1,406	(3)(8)(9)
						1,464	1,466	1,406
UKFast Leaders Limited UKFast Campus, Birley Fields, Manchester, England, M15 5QJ	Technology	First Lien Senior Secured Term Loan	SONIA + 7.25%, 8.4% Cash	09/20	9/27	11,039	11,421	10,824	(3)(7)(8)(20)
						11,039	11,421	10,824
Union Bidco Limited Maybrook House Second Floor Queensway Halesowen B63 4AH	Healthcare	First Lien Senior Secured Term Loan	SONIA + 5.50%, 6.7% Cash	06/22	6/29	818	797	798	(3)(7)(8)(20)
						818	797	798
United Therapy Holding III GmbH Kennedyallee 78 60596, Frankfurt am Main, Hessen Germany	Healthcare	First Lien Senior Secured Term Loan	EURIBOR + 5.50%, 5.7% Cash	4/22	3/29	764	729	700	(3)(7)(8)(15)
						764	729	700
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.) 16825 Northchase Dr Ste 900, Houston, TX 77060	Legal Services	First Lien Senior Secured Term Loan	SOFR + 5.50%, 7.7% Cash	11/18	11/24	16,097	15,898	15,736	(7)(8)(17)
						16,097	15,898	15,736
Utac Ceram Autodrome de Linas-Montlhéry Avenue Georges Boillot 91310 Linas, France	Business Services	First Lien Senior Secured Term Loan	EURIBOR + 5.25%, 5.3% Cash	9/20	9/27	1,568	1,709	1,545	(3)(7)(8)(14)
		First Lien Senior Secured Term Loan	LIBOR + 5.25%, 7.5% Cash	2/21	9/27	3,517	3,460	3,467	(3)(7)(8)(10)
						5,085	5,169	5,012
Validity, Inc. 200 Clarendon Street, 22nd floor Boston, MA 02116	IT Consulting & Other Services	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.4% Cash	7/19	5/25	4,783	4,700	4,783	(7)(8)(9)
						4,783	4,700	4,783
Velocity Pooling Vehicle, LLC 13861 Rosecrans Avenue Santa Fe Springs, CA 90670	Automotive	Common Stock (4,676 shares)	N/A	2/22	N/A		60	29	(7)(32)
		Warrants (5,591 units)	N/A	2/22	N/A		72	35	(7)(32)(33)
							132	64
Victoria Bidco Limited 47 Market Pl, Henley-on-Thames RG9 2AD, United Kingdom	Industrial Machinery	First Lien Senior Secured Term Loan	SONIA + 6.50%, 6.7% Cash	3/22	1/29	3,363	3,621	3,262	(3)(7)(8)(21)
						3,363	3,621	3,262
Vision Solutions Inc. 2 Blue Hill Plaza #1563 Pearl River, NY 10965	Business equipment & services	Second Lien Senior Secured Term Loan	LIBOR + 7.25%, 8.4% Cash	2/22	4/29	6,500	6,497	5,711	(8)(9)(32)
						6,500	6,497	5,711
VistaJet Pass Through Trust 2021-1B 120 Wooster St, New York, NY 10012	Airlines	Structured Secured Note - Class B	6.3% Cash	11/21	2/29	5,000	5,000	4,836	(7)
						5,000	5,000	4,836
Vital Buyer, LLC 227 Fayetteville Street Suite 400 Raleigh, NC 27601	Technology	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.6% Cash	6/21	6/28	7,723	7,588	7,716	(7)(8)(10)
		Partnership Units (16,442.9 units)	N/A	6/21	N/A		164	289	(7)(33)
						7,723	7,752	8,005
VOYA CLO 2015-2, LTD. P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 454.7%	2/22	7/27	10,736	2,951	312	(3)(32)
						10,736	2,951	312
VOYA CLO 2016-2, LTD. P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, Cayman Islands	Multi-Sector Holdings	Subordinated Structured Notes	Residual Interest, current yield 15.09%	2/22	7/28	11,088	3,452	2,556	(3)(32)
						11,088	3,452	2,556
W2O Holdings, Inc. 50 Francisco Street, Suite 400 San Francisco, CA 94133	Healthcare Technology	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.1% Cash	10/20	6/25	3,351	3,351	3,351	(7)(11)
		First Lien Senior Secured Term Loan	LIBOR + 4.75%, 7.6% Cash	10/20	6/25	—	(38)	—	(7)(8)(10)
						3,351	3,313	3,351

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Walker Edison Furniture Company LLC 1553 West 9000 South West Jordan, Utah 84088	Consumer Goods: Durable	Common Stock (2,819.53 shares)	N/A	2/22	N/A		$3,598	$2,112	(7)(32)(33)
							3,598	2,112
Watermill-QMC Midco, Inc. 28101 Schoolcraft St, Livonia, MI 48150	Automotive	Equity (1.62% Partnership Interest)	N/A	2/22	N/A		—	—	(7)(32)(33)
							—	—
Wawona Delaware Holdings, LLC 7108 N Fresno St, Fresno, CA 93720	Beverage & Food	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.0% Cash	2/22	9/26	$45	41	35	(10)(32)
						45	41	35
Wok Holdings Inc. 375 Park Avenue, 12th Floor New York, NY 10022	Retail	First Lien Senior Secured Term Loan	LIBOR + 6.25%, 7.8% Cash	2/22	3/26	48	48	44	(8)(10)(32)
						48	48	44
Woodland Foods, LLC 3751 Sunset Ave, Waukegan, IL 60087	Food & Beverage	First Lien Senior Secured Term Loan	LIBOR + 5.50%, 7.1% Cash	12/21	12/27	8,470	8,314	8,333	(7)(8)(10)
		Revolver	LIBOR + 5.50%, 7.1% Cash	12/21	12/27	778	736	741	(7)(8)(10)
		Common Stock (1,663.31 shares)	N/A	12/21	N/A		1,663	1,663	(7)(33)
						9,248	10,713	10,737
World 50, Inc. 3525 Piedmont Rd NE Atlanta, GA 30305	Professional Services	First Lien Senior Secured Term Loan	LIBOR + 4.75%, 6.4% Cash	9/20	1/26	8,963	8,822	8,836	(7)(8)(9)
		First Lien Senior Secured Term Loan	LIBOR + 5.25%, 6.9% Cash	1/20	1/26	2,624	2,568	2,624	(7)(8)(9)
						11,587	11,390	11,460
Xeinadin Bidco Limited Becket House, 36 Old Jewry, Bank. London, EC2R 8DD	Financial Other	First Lien Senior Secured Term Loan	SONIA + 5.25%, 6.2% Cash	5/22	5/29	13,541	13,313	13,004	(3)(7)(8)(20)
		Subordinated Term Loan	11.0% PIK	5/22	5/29	4,629	4,569	4,479	(3)(7)
		Common Stock (442,851 shares)	N/A	5/22	N/A		550	538	(3)(7)(33)
						18,170	18,432	18,021
ZB Holdco LLC 5400 W. 35th St. Cicero, IL 60804	Food & Beverage	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 7.6% Cash	2/22	2/28	2,698	2,625	2,627	(7)(8)(10)
		Revolver	LIBOR + 5.00%, 7.6% Cash	2/22	2/28	—	(16)	(15)	(7)(8)(10)
		LLC Units (152.69 units	N/A	2/22	N/A		153	188	(7)(33)
						2,698	2,762	2,800
Zeppelin Bidco Limited 3 Benham Road Benham Campus University of, Chilworth, Southampton SO16 7QJ, United Kingdom	Services: Business	First Lien Senior Secured Term Loan	SONIA + 6.25%, 6.9% Cash	3/22	3/29	5,876	6,126	5,670	(3)(7)(8)(19)
		Revolver	SONIA + 6.25%, 6.9% Cash	3/22	5/22	—	(2)	(13)	(3)(7)(8)(19)
						5,876	6,124	5,657
Subtotal Non–Control / Non–Affiliate Investments						2,066,303	2,025,944	1,928,010
Affiliate Investments:(4)
1888 Industrial Services, LLC 800 8th Ave Suite 301, Greeley, CO 80631	Energy: Oil & Gas	First Lien Senior Secured Term Loan	LIBOR + 5.00%, 6.0% Cash	2/22	5/23	4,264	419	—	(7)(8)(10) (29)(32)
		Revolver	LIBOR + 6.00%, 7.0% Cash	2/22	5/23	1,433	1,310	1,376	(7)(8)(10) (32)
		Warrants (7,546.76 units)	N/A	2/22	N/A		—	—	(7)(32)(33)
						5,697	1,729	1,376
Charming Charlie LLC 6001 Savoy Dr, Houston, TX 77036	Retail	First Lien Senior Secured Term Loan	20.0% Cash	2/22	5/22	139	—	—	(7)(29)(32)
		First Lien Senior Secured Term Loan	10.4% Cash	2/22	11/22	770	—	—	(29)(32)
		First Lien Senior Secured Term Loan	LIBOR + 12.00%, 14.3% Cash	2/22	4/23	4,178	—	—	(7)(8)(10) (29)(32)
		First Lien Senior Secured Term Loan	LIBOR + 5.00%, 7.3% Cash	2/22	4/23	3,413	—	—	(7)(8)(10) (29)(32)
		Common Stock (34,923,249 shares)	N/A	2/22	N/A		—	—	(7)(29)(32) (33)
						8,500	—	—
Eclipse Business Capital, LLC 123 North Wacker Drive, Suite 2400 Chicago, IL 60606	Banking, Finance, Insurance & Real Estate	Revolver	LIBOR + 7.25%	7/21	7/28	7,091	6,973	7,091	(7)(9)
		Second Lien Senior Secured Term Loan	7.5% Cash	7/21	7/28	4,545	4,505	4,545	(7)
		LLC Units (89,447,396 units)	N/A	7/21	N/A		89,850	115,894	(7)(33)
						11,636	101,328	127,530

Portfolio Company(6)	Industry	Investment Type(1)(2)	Interest	Acq. Date	Maturity Date	Principal Amount	Cost	Fair Value	Notes
Hylan Datacom & Electrical LLC 101 Crawfords Corner Road, Building 2, Suite 2308, Holmdel, NJ 07733, USA	Construction & Building	First Lien Senior Secured Term Loan	SOFR + 8.00%, 9.5% Cash	2/22	3/26	$3,917	$3,633	$3,839	(7)(8)(17)
		Second Lien Senior Secured Term Loan	SOFR + 10.00%, 11.0% Cash	2/22	3/27	3,850	3,850	3,773	(7)(8)(17)
		Common Stock (102,144 shares)	N/A	2/22	N/A		5,219	5,219	(7)(33)
						7,767	12,702	12,831
Jocassee Partners LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	9.1% Member Interest	N/A	6/19	N/A		35,158	40,361	(3)(33)
							35,158	40,361
Kemmerer Operations, LLC 312 US-189, Kemmerer, WY 83101	Metals & Mining	First Lien Senior Secured Term Loan	15.0% PIK	2/22	6/23	2,422	2,422	2,422	(7)(32)
		Common Stock (6.78 shares)	N/A	2/22	N/A		1,589	1,839	(7)(32)(33)
						2,422	4,011	4,261
Sierra Senior Loan Strategy JV I LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Joint Venture	89.01% Member Interest	N/A	2/22	N/A		59,260	52,847	(3)(32)(33)
							59,260	52,847
Thompson Rivers LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	16.0% Member Interest	N/A	6/20	N/A		70,624	61,389	(3)(33)
							70,624	61,389
Waccamaw River LLC 300 South Tryon Street, Suite 2500 Charlotte, NC 28202	Investment Funds & Vehicles	20% Member Interest	N/A	2/21	N/A		22,520	21,726	(3)(33)
							22,520	21,726
Subtotal Affiliate Investments						36,022	307,332	322,321

Control Investments:(5)
Black Angus Steakhouses, LLC 4410 El Camino Real, Suite 201. Los Altos, CA 94022	Hotel, Gaming & Leisure	First Lien Senior Secured Term Loan	LIBOR + 9.00%, 10.7% Cash	2/22	1/24	5,647	5,647	5,647	(7)(8)(9)(32)
		First Lien Senior Secured Term Loan	10.0% PIK	2/22	1/24	24,071	9,628	9,628	(7)(29)(32)
		Common Stock (44.60 shares)	N/A	2/22	N/A		—	—	(7)(32)(33)
						29,718	15,275	15,275
JSC Tekers Holdings Jauniela Street 15-3, Riga, Riga City 1050	Real Estate Management	Preferred Stock (9,159,085 shares	N/A	12/20	N/A		4,753	5,716	(3)(7)(30) (33)
		Common Stock (35,571 shares)	N/A	12/20	N/A		—	—	(3)(7)(30)
							4,753	5,716
MVC Automotive Group Gmbh Bruennerstrasse 66 Vienna, 1210 Austria	Automotive	Bridge Loan (6.0% Cash	6.0% Cash	12/20	6/26	7,149	7,149	7,149	(3)(7)(30)
		Common Equity interest (18,000 shares)	N/A	12/20	N/A		9,553	10,114	(3)(7)(30) (33)
						7,149	16,702	17,263
MVC Private Equity Fund LP 287 Bowman Ave, 2nd Floor Purchase, NY 10577	Investment Funds & Vehicles	General Partnership Interest (1,831.4 units)	N/A	3/21	N/A		225	189	(3)(30)(33)
		Limited Partnership Interest (71,790.4 units)	N/A	3/21	N/A		8,899	7,452	(3)(30)
							9,124	7,641
Security Holdings B.V. Strawinskylaan 411 Toren A, 4hg, Amsterdam, Noord-Holland, Netherlands	Electrical Engineering	Bridge Loan	5.0% PIK	12/20	5/24	5,871	5,871	5,871	(3)(7)(30)
		Senior Subordinated Term Loan	3.1% PIK	12/20	5/24	10,371	10,371	10,371	(3)(7)(30)
		Senior Unsecured Term Loan	6.0% Cash, 9.0% PIK	4/21	4/25	7,021	7,943	7,021	(3)(7)(30)
		Common Stock Series A (17,100 shares)	N/A	2/22	N/A		560	737	(3)(7)(30) (33)
		Common Stock Series B (1,236 shares)	N/A	12/20	N/A		35,192	68,850	(3)(7)(30) (33)
						23,263	59,937	92,850
Subtotal Control Investments						60,130	105,791	138,745

Total Investments, June 30, 2022						$2,162,455	$2,439,067	$2,389,076
(1)
All debt investments are income producing, unless otherwise noted. Eclipse Business Capital, LLC, Ferrellgas L.P., Thompson Rivers LLC and Waccamaw River LLC equity investments are income producing. All other equity and any equity-linked investments are non-income producing. The Company's Board of Directors (the “Board”) determined in good faith that all investments were valued at fair value in accordance with the Company's valuation policies and procedures and the Investment Company Act of 1940, as amended (the “1940 Act”), based on, among other things, the input of the Company's external investment adviser, Barings, the Company’s Audit Committee and independent valuation firms that have been engaged to assist in the valuation of the Company's middle-market investments. In addition, all debt investments are variable rate investments unless otherwise noted. Index-based floating interest rates are generally subject to a contractual minimum interest rate. A majority of the variable rate loans in the Company's investment portfolio bear interest at a rate that may be determined by reference to LIBOR, EURIBOR, GBP LIBOR, BBSY, STIBOR, CDOR, SOFR, SONIA, SARON, BKBM or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically reset semi-annually, quarterly, or monthly at the borrower's option. The borrower may also elect to have multiple interest reset periods for each loan.
(2)
All of the Company’s portfolio company investments (including joint venture investments), which as of June 30, 2022 represented 190.7% of the Company’s net assets, are subject to legal restrictions on sales. The acquisition date represents the date of the Company's initial investment in the relevant portfolio company.

(3)
Investment is not a qualifying investment as defined under Section 55(a) of the 1940 Act. Non-qualifying assets represent 27.7% of total investments at fair value as of June 30, 2022. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company's total assets, the Company will be precluded from acquiring any additional non-qualifying asset until such time as it complies with the requirements of Section 55(a).

(4)
As defined in the 1940 Act, the Company is deemed to be an “affiliated person” of the portfolio company as the Company owns between 5% or more, up to 25% (inclusive), of the portfolio company's voting securities (“non-controlled affiliate”).

(5)
As defined in the 1940 Act, the Company is deemed to be both an “affiliated person” and “control” the portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(6)
Some or all of the investment is or will be encumbered as security for the Company's $1.1 billion senior secured credit facility with ING Capital LLC initially entered into in February 2019 (as amended, restated and otherwise modified from time to time, the “February 2019 Credit Facility”).

(7)	The fair value of the investment was determined using significant unobservable inputs.
(8)	Debt investment includes interest rate floor feature.
(9)	The interest rate on these loans is subject to 1 Month LIBOR, which as of June 30, 2022 was 1.78671%.
(10)	The interest rate on these loans is subject to 3 Month LIBOR, which as of June 30, 2022 was 2.28514%.
(11)	The interest rate on these loans is subject to 6 Month LIBOR, which as of June 30, 2022 was 2.93514%.
(12)	The interest rate on these loans is subject to 3 Month GBP LIBOR, which as of June 30, 2022 was 1.66920%.
(13)	The interest rate on these loans is subject to 1 Month EURIBOR, which as of June 30, 2022 was -0.50800%.
(14)	The interest rate on these loans is subject to 3 Month EURIBOR, which as of June 30, 2022 was -0.19500%.
(15)	The interest rate on these loans is subject to 6 Month EURIBOR, which as of June 30, 2022 was 0.26300%.
(16)	The interest rate on these loans is subject to 1 Month SOFR, which as of June 30, 2022 was 1.68597%.
(17)	The interest rate on these loans is subject to 3 Month SOFR, which as of June 30, 2022 was 2.11654%.
(18)	The interest rate on these loans is subject to 6 Month SOFR, which as of June 30, 2022 was 2.63063%.
(19)	The interest rate on these loans is subject to 1 Month SONIA, which as of June 30, 2022 was 1.19310%.
(20)	The interest rate on these loans is subject to 3 Month SONIA, which as of June 30, 2022 was 1.54990%.
(21)	The interest rate on these loans is subject to 6 Month SONIA, which as of June 30, 2022 was 1.97950%.
(22)	The interest rate on these loans is subject to 1 Month BBSY, which as of June 30, 2022 was 1.14000%.
(23)	The interest rate on these loans is subject to 3 Month BBSY, which as of June 30, 2022 was 1.81320%.
(24)	The interest rate on these loans is subject to 6 Month BBSY, which as of June 30, 2022 was 2.67220%.
(25)	The interest rate on these loans is subject to 3 Month CDOR, which as of June 30, 2022 was 2.75500%.
(26)	The interest rate on these loans is subject to 3 Month STIBOR, which as of June 30, 2022 was 0.00802%.
(27)	The interest rate on these loans is subject to 3 Month BKBM, which as of June 30, 2022 was 2.68000%.
(28)	The interest rate on these loans is subject to 3 Month SARON, which as of June 30, 2022 was -0.62710%.
(29)	Non-accrual investment.
(30)
Investment was purchased as part of the MVC Acquisition and is part of the investments acquired by the Company from MVC in connection with the MVC Acquisition (collectively, the “MVC Reference Portfolio”) for purposes of the MVC Credit Support Agreement (as defined herein). In connection with the MVC Acquisition, on December 23, 2020, promptly following the closing of the Company’s merger with MVC, the Company entered into a Credit Support Agreement (the “MVC Credit Support Agreement”) with the Adviser, pursuant to which the Adviser has agreed to provide credit support to the Company in the amount of up to $23.0 million relating to the net cumulative realized and unrealized losses on the acquired MVC investment portfolio over a 10-year period.

(31)
In 2017, MVC received $5.7 million of 9.5% second lien callable notes due in 2025, in lieu of an escrow to satisfy any indemnification claims associated with MVC’s sale of its equity investment in U.S. Gas & Electric (“U.S. Gas”). Effective January 1, 2018, the cost basis of the U.S. Gas second lien loan was decreased by approximately $3.0 million due to a working capital adjustment. This loan is still subject to indemnification adjustments.

(32)
Investment was purchased as part of the Sierra Acquisition and is part of the investments acquired by the Company from Sierra in connection with the Sierra Acquisition (collectively, the “Sierra Reference Portfolio”) for purposes of the Sierra Credit Support Agreement (as defined herein). In connection with the Sierra Acquisition, on February 25, 2022, promptly following the closing of the Company’s merger with Sierra, the Company entered into a Credit Support Agreement (the “Sierra Credit Support Agreement”) with the Adviser, pursuant to which the Adviser has agreed to provide credit support to the Company in the amount of up to $100.0 million relating to the net cumulative realized and unrealized losses on the acquired Sierra investment portfolio over a 10-year period.

(33)	Percentage of class held for equity investments are as follows:
a.	Accelerant Holdings – 0.2%
b.	Accurus Aerospace Corporation – 0.2%

c.	Advantage Software Class A Partnership Units – 0.1%
d.	Advantage Software Class B Partnership Units – 0.1%
e.	AIT Worldwide Logistics Holdings, Inc. – 0.05%
f.	Aptus 1829. GmbH Preferred Stock – 0.3%
g.	Aptus 1829. GmbH Common Stock – 0.3%
h.	Azalea Buyer, Inc. – 0.4%
i.	BrightSign LLC – 0.5%
j.	Canadian Orthodontic Partners Corp. Class A Units – 0.2%
k.	Canadian Orthodontic Partners Corp. Class C Warrants – 0.0%
l.	Caribou Holding Company, LLC – 0.8%
m.	Carlson Travels Common Stock – 0.2%
n.	CGI Parent, LLC – 0.33%
o.	Cineworld Group PLC Warrants – 0.0%
p.	CMT Opco Holding, LLC, LLC Units – 0.8%
q.	Coastal Marina Holdings, LLC – 14.6%
r.	Command Alkon (Project Potter Buyer, LLC) Class B Units – 0.05%
s.	Compass Precision, LLC – 0.3%
t.	Coyo Uprising GmbH Class A Units – 0.4%
u.	Coyo Uprising GmbH Class A Units – 0.4%
v.	CW Group Holdings LLC Units – 0.3%
w.	DecksDirect, LLC – 0.1%
x.	Echo Global Logistics, Inc. – 0.1%
y.	Ferrellgas L.P. OpCo Preferred Units – 0.8%
z.	FinThrive Software Intermediate Holdings Inc. – 1.3%
aa.	Five Star Holding LLC – 0.2%
bb.	FragilePak LLC Partnership Units – 0.8%
cc.	FSS Buyer LLC LP Interest – 0.03%
dd.	FSS Buyer LLC LP Units – 0.03%
ee.	GTM Intermediate Holdings, Inc. Series A Preferred units – 4.0%
ff.	GTM Intermediate Holdings, Inc. Series C Preferred units – 5.5%
gg.	IM Analytics Holding, LLC, Warrants – 22.9%
hh.	ITI Intermodal, Inc. – 0.1%
ii.	Jones Fish Hatcheries & Distributors LLC – 0.5%
jj.	Kano Laboratories LLC, Partnership Equity – 1.5%
kk.	Kid Distro Holdings, LLC – 0.41%
ll.	LeadsOnline, LLC – 0.0%
mm.	MC Group Ventures Corporation Partnership Units – 0.1%
nn.	MNS Buyer, Inc. LLC Units – 0.4%
oo.	Narda Acquisitionco., Inc. Class A Preferred Units – 0.5%
pp.	Narda Acquisitionco., Inc. Class B Common Units – 0.1%
qq.	OA Buyer, Inc. – 0.1%
rr.	Path Medical, LLC – 26.97%
ss.	PDQ.Com Corporation LP Units – 0.05%
tt.	Polara Enterprises, L.L.C. – 0.37%
uu.	Policy Services Company, LLC Class A Warrants – 3.77%
vv.	Policy Services Company, LLC Class B Warrants - 3.77%
ww.	Policy Services Company, LLC Class C Warrants - 3.77%
xx.	Policy Services Company, LLC Class D Warrants - 3.77%
yy.	ProfitOptics, LLC – 0.9%
zz.	Proppants Holding, LLC – 1.61%
aaa.	Recovery Point Systems, Inc. Partnership Equity – 0.2%
bbb.	Renovation Parent Holdings, LLC – 0.2%
ccc.	RTIC Subsidiary Holdings, LLC Class A Preferred Units – 0.23%
ddd.	RTIC Subsidiary Holdings, LLC Class B Preferred Units – 0.23%
eee.	RTIC Subsidiary Holdings, LLC Class C Preferred Units – 0.23%
fff.	RTIC Subsidiary Holdings, LLC Common Units – 0.23%

ggg.	Safety Products Holdings, LLC Preferred Stock – 0.2%
hhh.	SMART Financial Operations, LLC – 1.51%
iii.	Syniverse Holdings, Inc. – 2.41%
jjj.	TA SL Cayman Aggregator Corp. Common Stock – 0.01%
kkk.	Terrybear, Inc. – 1.4%
lll.	The Octave Music Group, Inc. – 0.3%
mmm.	True Religion Apparel, Inc. Preferred Units – 0.28%
nnn.	True Religion Apparel, Inc. Common Units – 0.27%
ooo.	Trystar, LLC, LLC Units – 0.6%
ppp.	Velocity Pooling Vehicle, LLC Common Units – 0.1%
qqq.	Velocity Pooling Vehicle, LLC Warrants – 0.1%
rrr.	Vital Buyer, LLC – 0.1%
sss.	Eclipse Business Capital, LLC – 40.09%
ttt.	Jocassee Partners LLC, Member Interest – 9.1%
uuu.	Thompson Rivers LLC, Member Interest – 7.5%
vvv.	Waccamaw River LLC – 20%
www.	Walker Edison Furniture Company LLC – 1.31%
xxx.	Watermill-QMC Midco, Inc. – 1.64%
yyy.	Woodland Foods, LLC – 1.08%
zzz.	Xeinadin Bidco Limited - 0.5%
aaaa.	ZB Holdco LLC - 0.1%
bbbb.	1888 Industrial Services, LLC – 10.2%
cccc.	Charming Charlie LLC – 11.64%
dddd.	Hylan Datacom & Electrical LLC – 11.1%
eeee.	JSC Tekers Holdings Preferred Stock – 100%
ffff.	JSC Tekers Holdings Common Stock – 9.1%
gggg.	Kemmerer Operations, LLC – 6.78%
hhhh.	Sierra Senior Loan Strategy JV I LLC -89.01%
iiii.	Black Angus Steakhouses, LLC – 44.6%
jjjj.	MVC Automotive Group Gmbh Common Equity Interest – 100%
kkkk.	MVC Private Equity Fund LP General Partnership Interest – 100%
llll.	MVC Private Equity Fund LP Limited Partnership Interest – 19.4%
mmmm.	Security Holdings B.V Common Stock – 98.5% (5% voting)
1888 Industrial Services, LLC
1888 Industrial Services, LLC, headquartered at 800 8th Avenue, Suite 301, Greeley, CO, provides field support services to oil and gas independent producers, drilling companies and midstream companies in the Denver-Julesburg Basin, with headquarters in the heart of the Wattenberg region in Greeley, CO. 1888 Industrial Services, LLC builds, repairs, modifies and maintains oil and gas production equipment, sites, wells and pipelines.
1WorldSync, Inc.
1WorldSync, Inc. facilitates the sharing of product information between manufacturers/suppliers and retailers via the Global Data Synchronization Network. Customers use the information sourced from 1WorldSync data pool primarily for supply chain and logistical planning purposes.
Accelerant Holdings
Accelerant is a tech-enabled platform focused on the specialty insurance value chain. The company’s core value proposition is connecting managing general underwriters (‘MGUs’: outsourced insurance underwriters) with risk capital providers (carriers, reinsurers with balance sheet capacity) using a differentiated approach to data transparency and superior tech-enabled risk analysis.
Accelerate Learning, Inc.
Accelerate Learning, Inc. is a provider of standards-based, digital science education content for K-12 schools. The company provides digital core curriculum content, physical lab kits, print materials (workbooks), and teacher training and support services.

Acclime Holdings HK Limited
Acclime is an Asia Pacific focused corporate services business headquartered in Hong Kong. The Company offers a full suite of corporate services including: (i) Corporate Secretarial; (ii) Tax Compliance; (iii) Accounting; (iv) Immigration; and (v) HR/Payroll all of which are essential functions that are recurring and typically outsourced.
Accurus Aerospace Corporation
Accurus Aerospace Corporation is a supplier of highly engineered metallic parts, kits and assemblies, and processing services to Tier 1 aerostructures suppliers and to aircraft original equipment manufacturers.
Acogroup (Technicis (NIKITA))
Technicis is a provider of translation services with a leading market position in Europe, serving a diverse customer base of large and medium-sized customers across a number of industries.
ADB Safegate
ADB Safegate provides integrated solutions that raise efficiency, improve safety, boost environmental sustainability and reduce operational costs for airports, airlines and ANSPs. The company works with airports and airlines to solve operational bottlenecks from approach to departure. Solutions encompass airfield lighting, tower-based traffic control systems, intelligent docking automation and services, as well as applying advanced IT and analytics to deliver industry-leading Total Airport Management.
Advantage Software Company (The)
Advantage Software Company is a provider of ERP software built for advertising and marketing agencies. The company’s software platform is typically fully integrated with all of its customers other systems and provides financing and accounting, media management and project management capabilities.
Air Canada 2020-2 Class B Pass Through Trust
Air Canada is an international air carrier providing scheduled and charter air transportation for passengers and cargo.
Air Comm Corporation
Air Comm Corporation designs, manufactures, and supports Environmental Control Systems (“ECS”) (i.e. heating and cooling systems) used in the aviation industry.
AIT Worldwide Logistics Holdings, Inc.
AIT Worldwide LogisticsHoldings, Inc. is a non-asset based third party logistics (3PL) provider focused on both domestic and international logistics. AIT’s services include air and ocean freight forwarding, expedited ground, truck brokerage, residential delivery, and customs brokerage.
Alpine SG, LLC
Alpine SG, LLC (“Alpine SG”), , is an aggregator of niche, vertically oriented software businesses. Each acquired business operates independently with oversight from the Alpine SG management team. The platform includes the following companies: Aerialink, Minute Menu, Bill4Time, and Exym.
Alpine US Bidco LLC
Alpine US Bidco, LLC is one of the largest B2B providers of frozen baked goods in North America.
AMMC CLO 22, Limited Series 2018-22A
AMMC CLO 22, Limited Series 2018-22A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.

AMMC CLO 23, Ltd. Series 2020-23A
AMMC CLO 23, Ltd. Series 2020-23A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last-out loans.
Amtech LLC
Amtech Software (“Amtech”) is a leading provider of enterprise resource planning (“ERP”) software and technology solutions for packaging manufacturers. Amtech’s software aids customers in plant management, including manufacturing execution, order-to-cash, scheduling, logistics, and other critical functions.
Anagram Holdings, LLC
Anagram Holdings, LLC is a global provider of metallic/foil balloons.
Analytichem Holding GmbH
AnalytiChem is a platform representing the combination of companies who make ready-to-use custom re-agents (compounds, substances, or mixtures used for chemical analysis), solvents, and certified reference materials used in scientific, pharmaceutical, and lab settings to validate testing and experiments.
Anju Software, Inc.
Anju Software, Inc. is a SaaS based enterprise software platform used throughout the clinical, medical affairs and commercial stages of the life sciences industry. Anju offers two main product types: application software and data solutions. Its customers include pharmaceutical & biopharma companies, CROs, medical device manufacturers, regulatory agencies and research institutions.
Apex Bidco Limited
Apex Bidco Limited (ActivPayroll) is an independent provider of tech-enabled international payroll services platform.
Apidos CLO XXIV, Series 2016-24A
Apidos CLO XXIV, Series 2016-24A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last-out loans.
APOG Bidco Pty Ltd
APOG Bidco Pty Ltd is a leading private provider of integrated cancer care services in Australia.
Aptus 1829. GmbH
Founded in 2004 in Berlin, Germany, Institut für Produktqualität is a leading provider of analytical laboratory services to customers across the food, water and pharmaceutical markets. The Company offers a broad range of analytical services to ensure the quality and safety of a customer’s products throughout the production phase (i.e. batch testing) as well as during the development stage of a new product or ingredient.
Apus Bidco Limited
Apus Bidco Limited is a provider of pension administration software and services for UK pension schemes in the Local Government (“LG”), Central Government (“CG”), and Corporate segments.
AQA Acquisition Holding, Inc.
AQA Acquisition Holding, Inc. provides tools for software development, testing, and monitoring.

Aquavista Watersides 2 LTD
Aquavista is the UK’s largest operator of inland marinas.
Arch Global Precision LLC
ARCH Global Precision, LLC designs and manufactures high tolerance precision components and consumable tools for the industrial, medical, and aerospace & defense markets.
Archimede
Archimede is a private education group in France, with a specific positioning on beauty/cosmetics/hairdressing, business engineering and real estate.
Argus Bidco Limited
Argus Bidco Limited is the market-leading provider of subscription-based video applications for automotive repair shops and sales teams within franchised car dealerships across the UK and Europe.
Armstrong Transport Group (Pele Buyer, LLC)
Armstrong Transport Group (Pele Buyer, LLC) is an asset-lite logistics platform that provides brokerage services via a network of independent agents.
ASPEQ Heating Group LLC
ASPEQ Heating Group, LLC is a manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
Astra Bidco Limited (Ability Matters)
Ability Matters is a UK-based provider of prosthetics & orthotics products and outsourced clinical services.
Auxi International
Auxi International is the #1 player in inventory pledge services and asset control in France and Belgium. The company’s main activity consists in setting up and managing pledges of inventories between creditors (local banks) and debtors (mostly SMEs), allowing borrowers to use inventories as a collateral to secure short-term banking loans.
Avance Clinical Bidco Pty Ltd
Avance isa full-service Contract Research Organisation (CRO) that specialize in undertaking Phase I, Phase I/II and Phase II trials clinical trials in Australia and across a broad spectrum of therapeutic areas, with some skew and growing expertise towards central nervous system (CNS), oncology and infectious disease .
Aviation Technical Services, Inc.
Aviation Technical Services, Inc. is a provider of commercial aerospace aftermarket services to the North American maintenance, repair and overhaul market.
AVSC Holding Corp.
AVSC Holding Corp. is a market leader in event experience solutions through exclusive partnerships at over 1,500 venues in 14 countries across the globe.
Azalea Buyer, Inc.
Azalea Buyer, Inc. is a global digital media company that provides ranking and marketing services to the legal community.

Bariacum S.A
Bariacum S.A. is a private higher education group in France offering a broad range of academic tracks (bachelor and master degrees) as well as professional degrees through 18 school brands across 57 campuses and sites in France and 2 online education platforms.
Benify (Bennevis AB)
Benify (Bennevis AB) provides an employee engagement, benefits and wealth ecosystem to corporate customers and end-users across Sweden, the Netherlands and Western Europe. Via the platform, employees can navigate benefits such as private pension contributions (with employer matching), private healthcare sponsored by the employer, employee insurance policies, corporate cars and benefit selections.
Beyond Risk Management, Inc.
Beyond Risk is a platform that focuses on i) alternative risk financing, such as captives and other self-insurance arrangements, and ii) distribution services for ‘hard-to-place’ insurance coverages; and does not take underwriting risk. Beyond Risk provides captive management services (i.e. accounting, tax, actuarial, legal and compliance) and captive program management (i.e. managing and brokering insurance for group captives), and is focused on employee benefits, property and casualty (“P&C”), and third-party risks.
Bidwax
Bidwax is a well-established French producer of specialty homecare products mainly operating through 5 major brands. The group particularly addresses the home specialty cleaning, insecticide and laundry & dishwashing product categories with market-leading brands for each application.
Bighand UK Bidco Limited
BigHand UK Bidco Limited is a provider of digital dictation, document production, pricing software and workflow efficiency tools targeted at the legal and medical sectors.
Black Angus Steakhouses, LLC
Black Angus Steakhouses, LLC, operates restaurants across six states including California, Arizona, Alaska, New Mexico, Washington, and Hawaii.
Bounteous, Inc.
Bounteous is an advertising technology company that provides a full suite of digital engineering solutions to blue-chip clients. The Company engages with customers on both the front-end strategy and design of a digital experience, as well as provide the development and execution (i.e. code-writing and systems integration) on the back-end to get a platform up and running.
Brightline Trains Florida LLC
Brightline Trains Florida LLC owns and operates an express passenger rail system connecting major population centers in Florida.
Brightpay Limited
BrightPay is a payroll software provider.
Brightsign LLC
BrightSign is a provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
British Airways 2020-1 Class B Pass Through Trust
British Airways Trust is an aircraft leasing subsidiary of British Airways.

British Engineering Services Holdco Limited
British Engineering Services is a provider of inspection services for mechanical & lifting equipment and pressure vessels in the UK & Ireland.
Brook & Whittle Holding Corp.
Brook & Whittle Holding Corp. provides printing and packaging solutions in North America. Brook & Whittle Holding Corp. produces and supplies pressure sensitive labels and shrink film packaging products for personal care, beverage, food, and household industry sectors.
Brown Machine Group Holdings, LLC
Brown Machine Group Holdings, LLC designs and manufactures thermoforming equipment that is largely used by large packaging producers in the production of plastic packaging containers within the food and beverage industry (rigid food packaging, cups / lids, plates, bowls, and trays).
BVI Medical, Inc.
BVI, is a leading global developer and manufacturer of ophthalmic (eye) and other speciality single-use microsurgery products based in the US.
Cadent, LLC (f/k/a Cross MediaWorks)
Cadent, LLC is a group of companies that builds advertising solutions driven by data and technology. The company offers a full suite of products and services that help advertisers, their agencies, and content owners get better return-on-investment from TV brand advertising. Services offered include strategic media planning, network TV advertising solutions, data-driven TV advertising solutions, next-generation addressable TV software, and creative development.
CAi Software, LLC
CAi Software (“CAI” is a vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
Canadian Orthodontic Partners Corp.
Canadian Orthodontic Partners Corp. is the largest platform of affiliated orthodontic offices in Canada.
Cardenas Markets, LLC
Cardenas Markets LLC, headquartered at 2501 E Guasti Road, Ontario, CA, is a leading Hispanic focused grocery chain offering a specialty shopping experience to its target market distinct from traditional, mass and discount grocers.
Caribou Holding Company, LLC
Caribou Holding Company, LLC, is a provider of SaaS internal investigation case management software utilized by Human Resources, Compliance, and Corporate Security departments within mid-sized and large enterprises.
Carlson Travel, Inc.
Carlson Travel is a global market leader specialized in business travel management and is the world’s largest business travel management company in terms of traffic.
Centralis Finco S.a.r.l.
Centralis Finco S.a.r.l. is a Luxembourg-based provider of corporate trust and administrative services to multi-national corporations and institutional clients.

Ceres Pharma NV
Ceres is a pharmaceutical company with a strong footprint in Belgium and expanding presence in Eastern Europe.
CGI Parent, LLC
CGI Parent, LLC provides a full suite of statutory representation (registered agent / process agent) and compliance services for more than 200K U.S. entities across 40K+ middle-market corporate and professional services clients.
Charming Charlie LLC
Charming Charlie LLC is a destination retailer of fashion jewelry and accessories. Charming Charlie is known for its fun, friendly, and fabulous brand which permeates its in-store and online experience.
Cineworld Group PLC
Cineworld Group PLC is one of the largest global movie theater operators.
Classic Collision (Summit Buyer, LLC)
Classic Collision (Summit Buyer, LLC) is a multi-site operator of auto repair facilities in the Southeast. In addition to traditional auto body repair services, Classic offers glass replacement and repair services.
CM Acquisitions Holdings Inc.
CM Acquisitions Holdings Inc. is a global SaaS-based email marketing automation platform consisting of several branded email service providers (“ESPs”) and complementary technologies that allow businesses to create, automate, send, and track personalized marketing campaigns.
CMT Opco Holding, LLC (Concept Machine)
CMT Opco Holding, LLC (Concept Machine) is a full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest. The company distributes products including machine tools for metal cutting, metrology equipment for quality control precision measuring, metal stamping, metal fabrication and automation equipment (i.e. robotic solutions).
Coastal Marina Holdings, LLC
Coastal Marinas owns and operates marinas on the Southeastern coast of the United States.
Cobham Slip Rings SAS
Cobham Slip Rings SAS is a leading global supplier of mission-critical, high-performance slip rings for aerospace and defense as well as industrial applications such as wind farms. Slip rings are electromechanical devices enabling transmission of electrical power and data signals from stationary to rotating structures (e.g. rotors).
Command Alkon (Project Potter Buyer, LLC)
Project Potter Buyer, LLC (Command Alkon), is a best-of-breed, vertical-market software and technology provider to the heavy building materials industry. Command Alkon delivers purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Compass Precision, LLC
Compass Precision (“Compass”) is a manufacturer of custom metal precision components.

Comply365, LLC
Comply365 is a provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
Contabo Finco S.À R.L
Contabo Finco S.À R.L is a Germany-based internet hosting services provider, specializing in contracted virtual private server and dedicated hosting for the small-to-medium enterprise and tech-savvy developer niche segments.
Core Scientific, Inc.
Core Scientific, Inc., is an operator of purpose-built facilities for digital asset minting and a provider of blockchain infrastructure, software solutions and services in North America with approximately 457 megawatts (MWs) of power.
Coyo Uprising GmbH
Coyo is an employee communications platform looking to strengthen collaboration, motivation, and culture in organizations. It combines a social intranet and employee app, allowing employers an intuitive and centralized solution that makes it easy to reach all employees, improve internal communication, and promote a culture of feedback.
CPI Internaitional, Inc.
CPI International, Inc develops and manufactures microwave, radio frequency, power, and control products for critical communications, defense and medical applications.
Crash Champions
Crash Champions, LLC is a collision repair business operating out of 100+ locations in 12+ states. The Company is one of the top five largest collision multi -site operators..
CSL DualCom
CSL DualCom is a provider of managed connectivity services, which are integrated into third-party monitoring systems. The managed services offering combines; (i) cellular and fixed line connectivity, (ii) communication devices/hardware, and (iii) performance monitoring/connection management.
CT Technologies Intermediate Holdings, Inc.
CT Technologies Intermediate Holdings, Inc is a provider of outsourced release-of-information services, which involves the interaction between healthcare providers, who possess protected medical information, and authorized requestors, who are entitled to receive that information for various commercial, legal, or personal purposes.
Custom Alloy Corporation
Custom Alloy Corporation manufactures time sensitive and mission critical butt-weld pipe fittings and forgings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.
CVL 3
CVL3 a French Testing & Inspection firm, is the world leader in the glass container niche for the food & beverage, pharma and cosmetic end-markets.
CW Group Holdings, LLC
CW Group Holdings, LLC is a vertically oriented managed cloud hosting and IT services provider for hospitals.

DataOnline Corp.
DataOnline Corp (“DataOnline”), is a global provider of M2M solutions specifically for the monitoring of both fixed and mobile remote industrial assets. DataOnline specializes in robust and reliable devices and sensors, remote data collection, global wireless communications and web-based applications.
DecksDirect, LLC
DecksDirect, LLC is an eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
Distinct Holdings, Inc.
Distinct Holdings, Inc. is a global full-service provider of integrated audio visual (“AV”) solutions for Fortune 500 customers across broadcasting, financial services, education, technology and other end markets. Typical applications include conference and meeting rooms, training spaces, live & studio production sound technology, sports venue technology and digital advertising signage.
Dragon Bidco
Dragon Bidco is a leading provider of SaaS-based software tools for private label management targeted predominantly at global food retailers and their supplier networks. The company provides customisable, modular software solutions designed to manage all aspects of the private label product development process including specification and recipe management, project management, packaging design, compliance and quality control, facilitating collaboration between retailers and their suppliers throughout the process.
DreamStart Bidco SAS (d/b/a SmartTrade)
DreamStart Bidco SAS (d/b/a SmartTrade) provides an electronic trading SaaS solution with a leading position globally in the FX market and a highly invested technology platform that has cross-asset functionality.
Dryden 43 Senior Loan Fund, Series 2016-43A
Dryden 43 Senior Loan Fund, Series 2016-43A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last out loans.
Dryden 49 Senior Loan Fund, Series 2017-49A
Dryden 49 Senior Loan Fund, Series 2017-49A is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last out loans.
Dune Group
Dune Group is a leading contract manufacturer (“CMO”) of orthopedic surgical instruments used predominantly for spine, knee, shoulder, and hip surgeries
Dunlipharder B.V.
Dunlipharder B.V. provides mission critical Digital CX/Business Process Management (“BPM”) and Data and Digital services/Information Technology (“IT”) services to customers in the travel, hospitality, internet and technology industry verticals.
Dwyer Instruments, Inc.
Founded in 1931, Dwyer Instruments (“Dwyer” or the “Company”) is a designer and manufacturer of sensors, meters, gauges, etc. that are used to measure or control the temperature, pressure, or level of solids / liquids / gases. Dwyer maintains a broad product portfolio of highly engineered and patented products that provide customers with key data and information where precision measurement is critical. The Company also focuses on smaller projects (average order size of $800) whereby large competitors cannot compete effectively. The Company’s value proposition is supported by Dwyer’s +90 year operating history and reported EBITDA margins in excess of 20%.
Echo Global Logistics, Inc.
Echo Global Logistics (“Echo”) is a publicly traded (NASDAQ: ECHO), asset-lite 3PL providing tech-enabled freight brokerage across various modes including Truckload (“TL”), Less-than-Truckload (“LTL”), Parcel, and Intermodal, as well as managed (contracted) transportation services.
Eclipse Business Capital, LLC
Eclipse is a national commercial finance company focused on directly originated, Asset Based Loans (“ABL”).
Ellkay, LLC
Ellkay is a provider of data interoperability solutions for 55k+ labs, hospitals, clinics, and payors in the US. Ellkay’s solutions essentially serve to standardize, integrate, and connect data from disparate (often outdated) systems and applications both within healthcare IT systems and between providers and third parties (i.e. laboratories). Products allow providers, labs, and healthcare systems to transmit orders and results, store and maintain patient records, and reduce redundancies and cost by connecting applications, integrating data, and migrating and storing patient data and records. Ellkay was founded in 2002 was previously founder-owned prior to Insight's ownership.
EMI Porta Holdco LLC (Standard Elevator Systems)
EMI Porta Holdco LLC is a scaled manufacturer of elevator components.
Entact Environmental Services, Inc.
Entact Environmental Services, Inc. is a provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
EPS NASS Parent, Inc.
EPS NASS Parent, Inc. provides electrical testing services for apparatus equipment (components, transformers, and circuit breakers) and protection & controls (“P&C”) infrastructure. In addition to its testing services, EPS also offers ancillary services, such as installation, repair, and engineering.
eShipping, LLC
Founded in 2004, eShipping, LLC (“eShipping”) is an asset-life third party logistics Company (3PL).
Events Software BidCo Pty Ltd
Events Software BidCo Pty Ltd is a leading provider of events management software for in-person, virtual and hybrid events; the company's core offering is delivered as a cloud-based Software as a Service ('SaaS') subsciption product and is used prior to, during and post-events to manage registrations, attendee engagement, marketing & communications and operations.
F24 (Stairway Bidco Gmbh)
F24 (Stairway Bidco Gmbh) is a leading European crisis management software (“CMS”) vendor, based in Germany.
Ferrellgas L.P.
Ferrellgas LP is a propane provider in the United States, including the largest provider of propane by branded propane tank exchange through its Blue Rhino brand.

Fineline Technologies, Inc.
FineLine Technologies, Inc. is a global developer and provider of retail ticketing (printed hangtags and sticker labels), RFID, and software solutions. The Company focuses on shorter-run, time-sensitive applications for discount and specialty retailers.
Finexvet
Finevet is the #2 largest veterinary group in France with 96 practices, providing mostly pet care.
FinThrive Software Intermediate Holdings Inc.
Finthrive provides Saas-based revenue cycle management solutions. Functionality includes charge integrity, claims management, contract management, patient access, analytics, education, and other emerging technologies.
FitzMark Buyer, LLC
FitzMark, Buyer, LLC is a 3PL provider of brokerage services, primarily to food & beverage, consumer goods, and industrial customers.
Five Star Holding LLC
Five Star Holdings is a fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions for blue chip customers in the Pet Food, Retail / Grocery, Water & Beverage, and other various end markets.
Flexential Issuer, LLC
Flexential is a leading national provider of hybrid IT solutions including colocation, interconnection, cloud, managed solutions and professional services to more than 3,400 customers nationally.
Footco 40 Limited
Footco 40 Limited is a leading provider of tech-enabled audio-visual solutions (background music, music video, in store audio marketing and digital signage solutions) utilized by major international commercial brands in over 150 countries to deliver brand consistency and meet music licensing requirements.
FragilePak LLC
FragilePAK LLC is an asset-lite, third-party logistics provider focused on first-mile, middle-mile, and last-mile delivery for big & bulky products such as furniture, outdoor equipment, home appliances, fixtures, and mattresses
Front Line Power Construction LLC
Front Line Power provides engineering, design, construction, and maintenance services to power, telecom, and renewable end markets.
FSS Buyer LLC
FSS Buyer LLC is a market-leading software provider for K-12 school libraries across the U.S. The company's main software solutions are (i) Destiny Library Manager (63% of LTM revenue), a full suite library management system, (ii) Destiny Resource Manager (18%), an asset management software the manages school district resources and loans of non-library materials to students (i.e. laptops), and (iii) Aspen, a student information system used to store, track, and analyze a range of academic data (15%). FSS Buyer LLC generates the majority of revenue (90%) via recurring maintenance and subscription contracts that are paid annually in advance.
GC EOS Buyer, Inc.
GC EOS Buyer, Inc. (d.b.a. “BBB Industries”), was formed by Genstar Capital LLC to facilitate its acquisition of BBB Industries, LLC from Pamplona Capital Management LLP. BBB Industries is a supplier of primarily remanufactured automotive replacement parts to the North America automotive and light truck original equipment manufacturers (OEMs) and aftermarket. The company's products include alternators, starters, brake calipers, power steering components and turbochargers.

GPZN II GmbH
GPZN II GmbH (“GPNZ”) is a chain of dental practices in Southern and Western Germany
GTM Intermediate Holdings, Inc.
GTM Intermediate Holdings, Inc. is a leading supplier of proprietary medical solutions for emergency trauma care.
Gulf Finance, LLC
Gulf Finance LLC is a refined products terminalling, storage and wholesale business.
Heartland, LLC
Heartland, LLC is a leading provider of commercial landscape maintenance and winter services. Service offerings include contractual maintenance, landscape enhancements, and winter services.
Heartland Veterinary Partners, LLC
Heartland Veterinary Partners (“HVP” or the “Company”) is a veterinary support organization employing approximately 420 doctors of veterinary medicine (“DVMs”) across 174 locations in 23 states. The Company provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
Heavy Construction Systems Specialists, LLC (HCSS)
Heavy Construction Systems Specialists, LLC is the leading provider of estimating, operations, and fleet management software to the heavy civil contractor market.
Heilbron (f/k/a Sucsez (Bolt Bidco B.V.))
Heilbron (f/k/a Sucsez (Bolt Bidco B.V.)) is an insurance business that provides broking, MGA and associated services.
Highpoint Global, LLC
Highpoint Global, LLC is a government services firm focused on improving interactions between citizens and government organizations, particularly the Center for Medicare and Medicaid Services.
Holland Acquisition Corp.
Holland Acquisition Corp. (“Holland”), is a provider of land services to blue-chip clients throughout the United States. Holland offers a full-suite of land services in all three stages of the energy production cycle: upstream, midstream and downstream.
Home Care Assistance, LLC
Home Care Assistance, LLC (“HCA”) is one of the largest providers of private pay non-medical home care assistance services in the U.S. HCA provides at home services including companionship, laundry, personal care, meal preparation, and housekeeping.
Honour Lane Logistics Holdings Limited
Honour Lane Shipping (“HLS” ) is a top 5 Non-Vessel Owning Common Carrier (“NVOCC”) on the Asia to North America lane offering a well-developed integrated and seamless network of transportation solutions to global customers.
HTI Technologies and Industries, Inc.
HTI Technologies and Industries is a manufacturer of electric motor components and designer of small motor systems.

HW Holdco, LLC (Hanley Wood LLC)
HW Holdco, LLC (Hanley Wood LLC) is a market leading provider of information/data services, media, and marketing for the residential and commercial real estate construction markets.
Hylan Datacom & Electrical LLC
Hylan Datacom & Electrical LLC, is a specialty design, engineering and construction company providing telecommunications, electrical and utility services to customers in New York City and the greater Tri-State area.
IM Analytics Holding, LLC (d/b/a NVT)
IM Analytics Holding, LLC (d/b/a NVT) is a provider of test and measurement equipment used for vibration, noise, and shock testing.
IM Square
IM Square is an asset management platform functioning on a revenue share model, investing into a diversified portfolio of top-decile mid-market asset managers via minority stakes.
Infoniqa Holdings GmbH
Infoniqa Holdings GmbH is a leading provider of HR software and related services in the DACH market.
Innovad Group II BV
Innovad Group II BV is a manufacturer of non-nutritional, antibiotic-free feed additives for livestock with a diversified product portfolio addressing predominantly intestinal health, mycotoxins, stress control, digestive aids and feed attractants.
Innovative XCessories & Services, LLC
Innovative XCessories & Services, LLC is a United States based original equipment and aftermarket upfitter to the automotive industry, primarily providing spray-on coating to truck beds and exterior accessories such as side steps and roof racks.
INOS 19-090 GmbH
INOS 19-090 GmbH is a German-based provider of ballistic vests to police departments, militaries, and special forces across Europe.
Iqor US Inc.
Iqor US Inc., headquartered at 200 Central Avenue One Progress Plaza, 7th Floor, St. Petersburg, FL, is a managed services provider of customer engagement and technology-enabled business process outsourcing solutions.
Isagenix International, LLC
Isagenix International, LLC (“Isagenix”) develops and distributes nutritional products through a direct marketing strategy. Isagenix offers products across a range of categories including weight wellness, energy, performance and healthy aging.
ISS#2, LLC (d/b/a Industrial Services Solutions)
ISS#2, LLC (d/b/a Industrial Services Solutions) is a provider of maintenance, repair, and overhaul services for process equipment for customers within the industrial, energy, and power end-markets.
ITI Intermodal, Inc.
ITI Intermodal (“ITI”) is a leading provider of intermodal container storage, repair, and maintenance services for the Midwest region.

Ivanti Software, Inc.
Ivanti Software, Inc. (“Ivanti”) is a leading IT management software provider to mid-market enterprises.
Jade Bidco Limited (Jane’s)
Jade Bico Limited (Jane’s) is the leading global provider and “reference brand” of critical openly-sourced (i.e. non-classified) defense intelligence data and a trusted partner of the world’s top governments and aerospace & defense businesses across EMEA, Americas and APAC.
Jaguar Merger Sub Inc.
Jaguar Merger Sub Inc. provides professional finance and insurance (“F&I”) products and consulting services to auto, RV, and powersports dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
Jedson Engineering, Inc.
Jedson Engineering, Inc. is a provider of engineering, procurement and construction management services.
JetBlue 2019-1 Class B Pass Through Trust
JetBlue Airways Corporation is a passenger airline that operates primarily on point-to-point routes with its fleet of Airbus A320 aircraft and EMBRAER 190 aircraft. JetBlue serves destinations in 22 states, Puerto Rico, Mexico and 12 countries in the Caribbean and Latin America.
JF Acquisition, LLC
JF Acquisition, LLC is the leading value-added distributor and provider of repair, maintenance, installation, and projection management services to the US fueling infrastructure industry.
Jocassee Partners LLC
Jocassee Partners LLC is a joint venture between the Company and South Carolina Retirement Systems Group Trust, which invests in a highly diversified asset mix including senior secured, middle-market, private debt investments, syndicated senior secured loans, structured products and real estate debt.
Jon Bidco Limited
Jon Bidco Limited is a New Zealand based healthcare platform comprising TRG Imaging (“TRG”), Canopy Cancer Care (“CCC”) and iMIX.
Jones Fish Hatcheries & Distributors LLC
Jones Fish Hatcheries & Distributors (“Jones Fish”) provides annual, recurring pond management services, as well as fish stocking and pond aeration sales and services.
JSC Tekers Holdings
JSC Tekers Holdings is a company focused on real estate management.
Kano Laboratories LLC
Kano Laboratories LLC is a leading producer of industrial strength penetrating oils and lubricants.
Kemmerer Operations, LLC
Kemmerer Operations, LLC is a producer of high-value thermal coal and surface-mined coal.
Kene Acquisition, Inc. (En Engineering)
Kene Acquisition, Inc.(EN Engineering) provides outsourced engineering services to electric and gas utility, oil & gas and other critical infrastructure sectors.

Kid Distro Holdings, LLC
Kid Distro Holdings, LLC is a subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
Kona Buyer, LLC
Kona Buyer, LLC is a provider of pharmacy management software (“PMS”) solutions for independent pharmacies and long-term care facilities in the US. PMS systems effectively act as the operating system of a pharmacy and are essential for the day-to-day operations of these pharmacies.
LAF International
LAF International is a Group Purchase Organisation with a strong network of 300 pharmacies, opticians and medical equipment stores in France, the vast majority of which being franchises.
Lambir Bidco Limited
Lambir Bidco Limited is the largest global independent blister tooling manufacturer for the pharmaceutical industry.
Lattice Group Holdings Bidco Limited
Lattice Group Holdings Bidco Limited is a cloud-based education software group with a modular offering, catering to the international schools market.
LeadsOnline, LLC
LeadsOnline is a two-sided platform that provides a nationwide electronic reporting system for businesses to report transaction information, which is then used by law enforcement agencies to identify suspects and solve ongoing investigations.
Learfield Communication, LLC
Learfield Communications is a leader in the college sports marketing industry connecting brands with sports fans through multimedia rights for numerous universities, conferences, and arena properties.
Legal Solutions Holdings, Inc.
Legal Solutions Holdings, Inc. is a provider of record retrieval services to the California workers’ compensation applicant attorney market.
Liberty Steel Holdings USA Inc.
Liberty Steel is an electric arc furnace based producer of steel long products, primarily in wire rod and downstream wire products and was formed through a series of strategic acquisitions.
Lifestyle Intermediate II, LLC
Lifestyle Intermediate II, LLC designs, manufactures and sells furniture primarily through leading e-commerce retailers, warehouse clubs, and to a lesser degree, traditional brick and mortar retailers.
LivTech Purchaser, Inc.
LivTech Purchaser, Inc is a software platform serving the elder care market via clinical (Electronic Health Record – “EHR”), operational, and financial software solutions.
LogMeIn, Inc.
LogMeIn, Inc is a SaaS software provider of cloud communication, remote access, remote customer engagement and IT support to small and medium-sized business customers.

Long Term Care Group, Inc.
Long Term Care Group is a leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
Magnetite XIX, Limited
Magnetite XIX, Limited is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, second lien loans.
Marmoutier Holding B.V.
Marmoutier Holding B.V is the leading provider of educational support services such as homework guidance, tutoring, and exam preparation to secondary and primary school pupils in the Netherlands.
Marshall Excelsior Co.
Marshall Excelsior (“MEC” is a leading designer, manufacturer, and supplier of mission critical, highly engineered flow control products used in the transportation, storage, and consumption of liquefied petroleum gas (“LPG” or propane), liquefied anhydrous ammonia (“NH3”), refined industrial and cryogenic gasses.
MC Group Ventures Corporation
MC Group Ventures Corporation is a nationwide leader in brand implementation services such as exterior & interior signage, refresh & remodel, and facility maintenance & repair.
Media Recovery, Inc. (SpotSee)
Media Recovery, Inc. (SpotSee) is a global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
Median B.V.
Median Group is a provider of rehabilitation services in Germany and the UK, through its merger with Priory Group.
Medical Solutions Parent Holdings, Inc.
Medical Solutions is a leading provider of total workforce solutions serving healthcare clients across the country.
MNS Buyer, Inc.
MNS Engineers, Inc. (“MNS” provides civil engineering, construction management and land surveying services.
Modern Star Holdings Bidco Pty
Modern Star Holdings Bidco Pty is a leading provider of specialist education resources to primary and secondary schools, Early Childhood centres and Out-of-School-Hours-Care providers in Australia and New Zealand.
Murphy Midco Limited
Murphy Midco Limited is the leading provider of university-accredited degrees in modern music in the UK.
Music Reports, Inc.
Music Reports, Inc. leverages its proprietary music and cue sheet copyright databases to deliver a comprehensive offering of rights and royalties administration solutions to music & entertainment customers (i.e. Pandora, Amazon Music, Spotify, Netflix, Peloton and numerous local TV stations).
MVC Automotive Group GmbH
MVC Automotive Group GmbH owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria and the Czech Republic.

MVC Private Equity Fund, L.P.
MVC Private Equity Fund, L.P., (the “MVC PE Fund”) is a private equity fund focused on control equity investments in the lower middle market. MVC GP II, an indirect wholly-owned subsidiary of the company, serves as the GP to the MVC PE Fund and is exempt from the requirement to register with the Securities and Exchange Commission as an investment adviser under Section 203 of the Investment Advisers Act of 1940. MVC GP II is wholly-owned by MVCFS, a subsidiary of BBDC.
Napa Bidco Pty Ltd
Napa Bidco Pty Ltd is a dedicated Phase 1 clinical trial provider servicing the global pharmaceutical industry
Narda Acquisitionco., Inc.
Narda-Acquisitionco. (“Narda”) is a leading manufacturer of radio frequency (RF) and microwave components and assemblies.
Navia Benefit Solutions, Inc.
Navia Benefit Solutions is a third-party administrator (“TPA”) of consumer directed benefits (including FSA, HRA, HSA, COBRA administration, and commuter, as shown at right). Navia’s benefits administration platform helps employers manage employee-directed healthcare benefits and ensures employer compliance with federal law and regulations.
Nexus Underwriting Management Limited
Nexus Underwriting Management Limited is the 3rd largest specialty Managing General Agent (“MGA”) globally outside the US, handling and providing end-to-end underwriting solutions on behalf of blue-chip insurers across a broad portfolio of risk classes such as financial lines, aviation, space & marine, trade credit and other commercial lines
NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions)
NGS US Finco, LLC (f/k/a Dresser Natural Gas Solutions) is a leading manufacturer of commercial and industrial gas meters, pipeline solutions, chemical injection pumps, and electric actuators.
Northstar Recycling, LLC
“Northstar” is a managed service provider for waste and recycling services, primarily targeting food and beverage end markets. Northstar provides a one-stop-shop solution for all waste and recycling needs in an offering that lowers cost, reduces time and effort, and enables Clients to reach their sustainability goals through Northstar’s proprietary reporting and analytics ESG dashboard.
Novotech Aus Bidco Pty Ltd
Novotech Pty Ltd (“Novotech”) is a leading, independent Contract Research Organization (“CRO”) that specializes in providing a comprehensive suite of phase I-IV clinical trial and drug development services within the Asia Pacific region.
OA Buyer, Inc.
OA Buyer, Inc. is a provider of medical claims clearinghouse software to over 65K+ office-based physician providers and 4K+ healthcare insurance payers across the U.S. The clearinghouse serves as a central routing system to ensure medical claims are securely, accurately, and efficiently transmitted between healthcare providers and insurance payers for purposes of reimbursement to the provider for medical services rendered.
OAC Holdings I Corp
OAC Holdings I Corp is a distributor of aftermarket automotive air conditioning products to light duty and heavy-duty / specialty end markets.

Odeon Cinemas Group Limited
Odeon Cinemas Group Limited is the largest movie exhibitor globally with 987 theatres and 10,903 screens across 15 countries.
Offen Inc.
Offen, Inc. is a wholesaler and distributor of motor fuel and related products, delivering over one billion gallons of fuel per year.
OG III B.V.
OG III B.V. is an SME-focused label printing business.
Omni Intermediate Holdings, LLC
Omni Intermediate Holdings, LLC is an asset-lite specialty freight forwarding business specifically targeting the semiconductor, media, technology, and healthcare end markets. Omni manages the specialized delivery of high value and irregular sized freight, customs brokerage, expedited deliveries, warehousing and fulfillment, and other services outsourced by customers to focus on core competencies.
Options Technology Ltd.
Options Technology Limited is a vertically focused managed colocation, managed application, and managed IT services provider. The company specializes in supporting financial services customers, including sell-side banks, hedge funds, global asset managers, and FinTech firms.
Oracle Vision Bidco Limited
Oracle Vision Bidco Limited is the largest UK provider of outsourced community ophthalmology services to NHS patients. The company provides ophthalmology services across the full patient journey from consultations to treatments including cataract surgeries and macular treatments.
Origin Bidco Limited
Origin Bidco Limited is a UK-based provider of cloud-based software solution, which allows customers to easily and effectively manage their corporate email signatures across their entire staff base. Applications include brand consistency, compliance with disclaimer requirements and marketing tools.
OSP Hamilton Purchaser, LLC
OSP Hamilton Purchaser, LLC is a leading software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
Pare SAS (SAS Maurice MARLE)
Pare SAS (SAS Maurice MARLE) is the leading European manufacturer of orthopedic implants and third largest player worldwide with a core focus on knee and hip implants.
Path Medical, LLC
Path Medical, LLC is a provider of fully-integrated acute trauma treatment and diagnostic imaging solutions to patients injured in automobile and non-work related accidents throughout Florida.
Patriot New Midco 1 Limited (Forensic Risk Alliance)
Patriot New Midco 1 Limited (Forensic Risk Alliance) is an international forensic accounting firm. The firm has a focus on complex regulatory investigations and compliance with regulatory settlements, working on some of the largest and most complex regulatory investigations globally.

PDQ.Com Corporation
PDQ.Com Corporation provides small and medium business IT professionals and system administrator (“SysAdmin”) software tools to manage their internal system of computers, servers, and IT machines. The company targets SysAdmin teams that manage approximately 50 to 2,000 machines, and have an average of one to four full-time employees responsible for their company's IT infrastructure. The company helps SysAdmins streamline the process of managing, securing, and updating Microsoft Windows across their machine install base.
Perimeter Master Note Business Trust
Perimeter is a series of structured notes issued by the parent company Atlanticus. Atlanticus is a financial technology company that issues both general purpose and private label retail credit cards.
Permaconn BidCo Pty Ltd
Permaconn is the market leader in providing mission-critical alarm security software, secure communications and monitoring services to the alarm security industry in Australia and New Zealand where connectivity is mission-critical and is often insurance and police mandated.
Polara Enterprices, L.L.C.
Polara Enterprices, L.L.C is the industry leading manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals (“APS”), “push to walk” buttons, and related “traffic” control units.
Policy Services Company, LLC
Policy Services Company, LLC is a managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
Polymer Solutions Group Holdings, LLC
Polymer Solutions Group Holdings, LLC is a portfolio of companies that deliver customer-centric solutions that improve the customers’ products, processes and performance.
Premium Franchise Brands, LLC
Premium Franchise Brands, LLC is a global franchise platform providing commercial janitorial services through its Jan-Pro franchise.
Premium Invest
Premium Invest is a French savings & pension plans brokerage provider and asset manager.
Preqin MC Limited
Preqin is the global leading provider of data and research on the private alternative assets market, including private equity, private debt, venture capital, hedge funds, real estate, infrastructure and secondaries. Headquartered in London, Preqin has 12 offices globally with a presence in all major financial hubs. It owns the industry’s largest and most accurate proprietary database of information on private markets. The database has been built over the past 18 years by a team of researchers (now numbering >300) with deep industry relationships, and Preqin’s proprietary web scraping technology.
Process Equipment, Inc. (ProcessBarron)
Process Equipment, Inc. (ProcessBarron) specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
Professional Datasolutions, Inc. (PDI)
Professional Datasolutions, Inc. (PDI) is a provider of enterprise resource planning software and services for multi-unit convenience stores and wholesale petroleum marketers (gas stations) across North America, primarily in the U.S.

ProfitOptics, LLC
ProfitOptics (“Profit”) is a software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst. The platform is highly customizable with prebuilt modules and integration points, and it connects with customers’ existing systems (ERP, CRM, etc.).
Proppants Holding, LLC
Proppants Holdings, LLC is a manufacturer and provider of high-quality and innovative raw and resin coated frac sand for use in the oil and gas industry.
Protego Bidco B.V.
Protego Bidco B.V. is a global manufacturer of lightweight armor and survivability solutions for platform (land vehicles, aircraft, and naval) and personal protection (body armor plates) markets in Europe and the US.
PSP Intermediate 4, LLC
PSP Intermediate 4, LLC is a leading Software Development Kit provider for Portable Document Format (“PDF”) documents..
QPEV 7 SPV1 Bidco Pty Ltd
QPEV 7 SPV1 Bidco Pty LTD is Australia’s second largest for profit Long Day Care (“LDC”) provider with services targeted towards middle income families through a diversified national portfolio of 157 centres (LTM Apr-21) located in suburban and regional areas with a geographic focus in Queensland and New South Wales.
Questel Unite
Questel Unite is a leading Intellectual Property software and services company.
RA Outdoors, LLC
RA Outdoors, LLC is a leading provider of software solutions of campground reservation management by federal, state, provincial and local government parks, private campgrounds, as well as the administration of hunt and fish licensing.
Recovery Point Systems, Inc.
Recovery Point Systems, Inc. provides IT infrastructure, colocation, and cloud based resiliency services to commercial and government customers. With a focus on Disaster Recovery as a Service (“DRaaS”), these services protect against tech failure, business downtime, and data loss for large enterprises and government entities.
Renovation Parent Holdings, LLC (Renovation Brands)
Renovation Parent Holdings, LLC
is a portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel. The Company's products are primarily used in residential remodels & renovations (as opposed to new construction), and include decorative finishes, kitchen & bath, and hearth & patio categories. RB sells products primarily direct-to-consumers.
REP SEKO MERGER SUB LLC
REP SEKO MERGER SUB LLC is a third-party logistics and freight forwarding company that was founded in 1976 and provides ground, ocean, air, and home delivery forwarding services as well as omni-channel logistics and distribution services. The company manages every aspect of customers’ supply chains from pick-up to final delivery. Service offering includes air, ocean, and ground freight forwarding, customs clearance, local pick-up and delivery, consolidation, deconsolidation, handling, distribution, fulfillment, home or last mile delivery, and returns management.

Resolute Investment Managers, Inc.
Resolute Investment Managers, Inc. is an asset management firm that provides institutional-quality equity, fixed income, alternative and cash solutions to retail and institutional clients.
Resonetics, LLC
Resonetics, LLC is a medtech contract manufacturing organization (“CMO”), providing laser micro-machining manufacturing services for medical device and diagnostic companies that require precision laser processing of polymers, metals, and glass. Other manufacturing capabilities include grinding, coiling, and machining services, as well as specialty tubing manufacturing, Additionally, the Company designs, builds, and services purpose-built laser equipment to meet specific customer needs.
Reward Gateway (UK) Ltd
Reward Gateway is a global technology and employee engagement company. Its leading SaaS employment engagement platform centralises employee reward and recognition, discounts, communications, surveys, wellbeing, and flexible benefits. The Company caters to 2,000 organisations (>5m end users via the employee base) across the UK (66% of revenue), Australia (26%) and the USA (8%).
Riedel Beheer B.V.
Riedel Beheer B.V. is the market leader of branded fruit juices in the Netherlands. The Company manufactures and sells a suite of widely recognised, branded fruit juices in the ambient, chilled and refreshing product categories.
RPX Corporation
RPX Corporation mitigates clients’ risk of litigation from non-practicing entities (“NPE”s or “patent trolls”), which acquire patents for the sole purpose of asserting patent rights, by acquiring patents and sub-licensing them to RPX's members.
RTIC Subsidiary Holdings, LLC
RTIC Subsidiary Holdings, LLC is a designer, manufacturer and marketer of a variety of stock and customized outdoor and recreational products including drinkware, coolers, and other related products and accessories. The majority of sales are direct-to-consumer sales through RTIC’s own website. RTIC also sells products through its branded retail store located in Houston as well as Amazon.
Ruffalo Noel Levitz, LLC
Ruffalo Noel Levitz, LLC is the leading provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
Safety Products Holdings, LLC
Safety Products Holdings, LLC is a manufacturer of highly engineered safety cutting tools.
Sanoptis S.A.R.L.
Sanoptis S.A.R.L. is the 2nd largest outpatient ophthalmology chain, focussed on optical diagnostics, cataract-corrective surgery, and other age-related ophthalmic medical procedures within the highly-stable German and Swiss markets. The Group is focused primarily on executing a buy-and-build strategy, with scope to address opportunities in core and adjacent geographies such as Benelux, France and Austria, to create a leading pan-European ophthalmic platform.
Scaled Agile, Inc.
Scaled Agile, Inc. provides training and certifications for IT professionals focused on Agile software development.

Scout Bidco B.V.
Scout Bidco B.V. is a vertically-integrated manufacturer of ultra-high purity flexible gas and fluid conveyance components and systems. Its mission-critical components and systems are used in the most demanding high-tech applications such as semiconductor equipment and aerospace equipment.
Sereni Capital NV
Sereni Capital NV is a provider of funeral services in Belgium (and more recently Germany), currently owning 48 funeral operators.
Security Holdings, B.V.
Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.
Serta Simmons Bedding LLC
Serta Simmons Bedding LLC is a mattress manufacturer in the U.S. and a leading manufacturer globally. The company operates under three main brands - Serta, Simmons and Tuft & Needle. Under the main brands the company has individual mattress brands that include Perfect Sleeper, iComfort, iSeries, SertaPedic, Beautyrest, BeautySleep, Beautyrest Black and Tuft & Needle.
Sierra Senior Loan Strategy JV I LLC
Sierra Senior Loan Strategy JV I LLC generates current income and capital appreciation by investing primarily in the debt of privately-held middle market companies in the United States with a focus on senior secured first lien term loans.
SISU ACQUISITIONCO., Inc.
SISU ACQUISITIONCO., Inc. is a provider of maintenance, repair, and overhaul (“MRO”) services within the aerospace & defense market
SMART Financial Operations, LLC
SMART Financial Operations, LLC is a specialty retail platform initially comprised of three distinct retail pawn store chains and a pawn industry consulting firm.
Smartling, Inc.
Smartling provides SaaS-based translation management systems and related translation services.
Smile Brands Inc.
Smile Brands Inc. is one of the five largest dental support organizations in the US. Smile Brands operates under three primary brands, Bright Now! Dental, Monarch Dental and Castle Dental.
SN Buyer, LLC
SN Buyer, LLC is a group purchasing organization that connects pharmaceutical companies with urology practices to facilitate the purchase of pharmaceutical drugs for discounted prices. The company generates revenue via: i) administrative fees from pharmaceutical companies, ii) professional services fees from pharmaceutical companies for regional and national urology programs and conferences, and iii) subscription contracts for its PPS Analytics business analytics solution.
Sound Point CLO XX, Ltd.
Sound Point CLO XX, Ltd. is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.

Springbrook Software (SBRK Intermediate, Inc.)
Springbrook Software (SBRK Intermediate, Inc.) is a vertical-market ERP software and payments platform focused on the local government end-market. The company offers system-of-record software solutions to manage utility billing, finance, HR, and payments, primarily serving municipalities with populations of under 50,000.
SPT Acquico Limited
SPT Acquico Limited designs and produces automated liquid handling and sample management equipment used across a range of laboratory research functions primarily focused on life sciences (structural biology, genomics, biobanking and drug discovery).
SSCP Pegasus Midco Limited
SSCP Pegasus Midco Limited is a UK provider of specialist residential care and supported living services for adults with high-acuity needs associated with learning and physical disabilities. The business supports approximately 570 service users across 92 centres in the East Midlands, South East and North of England, as well as Wales. Funding is split amongst UK local authorities and clinical commissioning groups.
Starnmeer B.V.
Starnmeer B.V. is the leading BPO/IT provider of technology-driven platforms and services for research (publishing) content, EdTech solutions, data management, supported by proprietary in-house offerings (automation and technology products) and subject matter experts (SMEs).
Superjet Buyer, LLC
Superjet Buyer, LLC is a carve-out from its parent corporation and is a market leading provider of ERP software solutions purpose-built for the print and packaging industry.
Syniverse Holdings, Inc.
Syniverse Holdings, Inc. is a leading provider of interoperability and network services for wireless telecommunications carriers. Syniverse provides third-party, inter-carrier services to the telecom market with a historic concentration in the US serving CDMA carriers.
Syntax Systems Ltd
Syntax Systems Ltd. (“Syntax”) is a cloud management service provider which has a strong track record in implementing and managing multi-ERP deployments (i.e., SAP and Oracle) in secure cloud-agnostic environments (i.e., private, public, or mix of private / public).
TA SL Cayman Aggregator Corp.
Founded in 2014, TA SL Cayman Aggregator Corp. is a leading e-commerce data company that tracks over 500 million products sold through more than 20 online retailers, including Amazon, Walmart, Chewy, and Target. Customers include Johnson & Johnson, Apple, Google, General Mills, Nike as well as consulting firms like McKinsey or investment firms.
Tank Holding Corp
Tank Holding manufactures proprietary rotational molded polyethylene and steel storage tanks & containers used in above ground, below ground, and portable applications.
Team Car Care, LLC
Team Car Care, LLC (dba Heartland Automotive Services), is a provider of quick lube and other ancillary maintenance services and is the largest Jiffy Lube franchisee in the United States.

Team Services Group
TEAM Services Group, is a provider of employment administration and risk management solutions that facilitate self-directed home care (unskilled) for seniors and people with long-term disabilities.
Techone B.V.
Techone is a Dutch one-stop-shop provider of IT and communication services to the SME market. The company provides a broad range of standardized services that are bundled into a single solution with a monthly subscription.
Tencarva Machinery Company, LLC
Tencarva Machinery Company LLC is a leading distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets with the #1 market position in the Southeastern U.S.
Terrybear, Inc.
Terrybear, Inc. (“Terrybear”) is a designer and wholesaler of cremation urns and memorial products for people and pets.
The Caprock Group, Inc.
The Caprock Group (“Caprock”), founded in 2005, is a wealth manager focused on ultra-high-net-worth (“UHNW”) individuals, who have $25-30 million of investable assets on average.
The Hilb Group, LLC
The Hilb Group, LLC is an insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
The Octave Music Group, Inc.
The Octave Music Group, Inc., is an in-venue interactive music and entertainment platform, featured in bars and restaurants across North America and Europe.
Thompson Rivers LLC
Thompson Rivers LLC is a joint venture between the Company and other members, including related parties.
Total Safety U.S. Inc.
Total Safety U.S. Inc. is a global provider of comprehensive, mission-critical safety services and equipment to the refining, petrochemical / chemical processing, and oil and gas exploration and production industries.
TPC Group, Inc.
TPC Group, Inc. provides specialized lines of chemical products to major chemical and petroleum-based companies worldwide.
Transit Technologies LLC
Transit Technologies LLC (“Transit”) is a software platform focused on the highly fragmented transportation software market. The company’s passenger products enable customers to manage and streamline operations by leveraging Transit’s end-to-end software solutions.
Transportation Insight, LLC
Transportation Insight, LLC operates as an asset light third-party logistics provider and provides co-managed enterprise logistics solutions to a diverse and growing base of North American customers in multiple end markets and also provides TL freight brokerage, refrigerated brokerage and parcel services. Customers typically consist of small to medium sized enterprises with larger clients also targeted given the growing TI platform.

Trident Maritime Systems, Inc.
Trident Maritime Systems, Inc. is a leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
Truck-Lite Co., LLC
Truck-Lite Co., LLC is a leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
True Religion Apparel, Inc.
True Religion Apparel, Inc. (“True Religion”) designs, manufactures, and markets the True Religion brand. True Religion’s product line is sold in branded retail and outlet stores, as well as department stores and boutiques in the United States and abroad.
Trystar, LLC
Trystar, LLC is a niche manufacturer of temporary electrical power distribution products for the power rental, industrial, commercial utility and back-up emergency markets. Trystar products connect power sources (generators or utility lines) to power uses (machines) for temporary power, mobile power, and back-up power needs.
TSM II Luxco 10 SARL
TSM II Luxco (aka Norres Group) is a producer and distributor of industrial hoses for a broad variety of end-customer industries.
Turbo Buyer, Inc.
Turbo Buyer, Inc. provides professional finance and insurance (“F&I”) products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
Turf Products, LLC
Turf Products, LLC is a wholesale distributor of golf course and commercial turf maintenance equipment, golf course irrigation systems and consumer outdoor power equipment.
Turnberry Solutions, Inc.
Turnberry Solutions, Inc. (“Turnberry”) is a technology consulting business supporting Fortune 500 clients. Solutions include: business and IT strategy, application development and methodology, digital intelligence, and IT staffing, among other services. Through its recent acquisitions of ThreeBridge and Keyot, Turnberry also provides workforce development/talent acquisition offerings to clients via their Boom Lab and Crew212 solutions (approximately 15% combined of total pro forma revenue), which allow clients to staff junior consultants on engagements with the intent to eventually hire and convert them to full time employees. The Company is headquartered in Blue Bell, Pennsylvania and is currently owned by Abry Partners.
U.S. Gas & Electric, Inc.
U.S. Gas & Electric, Inc., a wholly-owned indirect subsidiary of Crius, is a licensed Energy Service Company that markets and distributes natural gas to small commercial and residential retail customers in the state of New York.
U.S. Silica Company
U.S. Silica Company is a leading producer of commercial silica serving both the industrial and frac sand markets.

UKFast Leaders Limited
UKFast Leader Limited offers managed hosting as well as private/public/hybrid cloud solutions to its SME customer.
Union Bidco Limited
Union Bidco Limited is a healthcare platform of scale within the UK ofhigh acuity adult and childcare segments.
United Therapy Holding III GmbH
United Therapy Holding III GmbH is the second largest outpatient physiotherapy operator in GermanyThe group performs treatments on patients prescribed by physicians and reimbursed by the German State Health Insurances (SHI), Private Health Insurances (PHI), and to a minor degree through by patients’ out of pocket payments.
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.)
USLS Acquisition, Inc. (f/k/a US Legal Support, Inc.) is one of the largest providers of court reporting, record retrieval and other legal supplemental services to law firms, insurance providers, and corporations.
Utac Ceram
UTAC Ceram is a French automotive homologation and testing specialist. As such, the company provides services ranging from the regulated European certifications to be conducted ahead of commercializing a new automotive platform to outsourced testing services conducted during the development of a new vehicle.
Validity, Inc.
Validity, Inc. is a provider of marketing database integrity and cleansing software solutions to customers utilizing third-party CRMs.
Velocity Pooling Vehicle, LLC
Velocity Pooling Vehicle, LLC is a manufacturer comprised of a group of highly recognizable brands serving nearly all product categories in the powersports aftermarket industry and a distributor of proprietary and sourced brands to a variety of dealers and retailers.
Victoria Bidco Limited
Victoria Bidco Limited is the UK market-leading manufacturer and supplier of branded shower pumps and other low water pressure boosting solutions for domestic and commercial applications.
Vision Solutions, Inc.
Vision Solutions, Inc is a global provider of IT software solutions designed to protect data and minimize downtime for modern data centers. Vision Solutions, Inc. also provides high availability, disaster recovery, migration and data sharing solutions for IBM Power Systems.
VistaJet Pass Through Trust 2021-1B
VistaJet Pass Through Trust 2021-1B is a provider of private aviation services intended to cater to corporations, governments and private clients. The company's fleet of silver and red business jets allows it to fly clients to almost every country in the world using its pioneered an innovative subscription business model where customers pay only for the hours they fly, enabling clients to be free from the responsibilities and asset risks linked to aircraft ownership.
Vital Buyer, LLC
Vital Buyer, LLC is a provider of digital fulfillment software (“DFS”) that caters to stakeholders in the higher education sector.

VOYA CLO 2015-2, LTD.
VOYA CLO 2015-2, LTD., headquartered at P.O. Box 1093, Boundary Hall, Cricket Square, Grand Cayman, Cayman Islands, is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
VOYA CLO 2016-2, LTD.
VOYA CLO 2016-2, LTD is a collateralized loan obligation vehicle invested in a diversified portfolio of primarily senior secured first lien bank loans and, to a limited extent, senior unsecured loans, second lien loans and first lien last, out loans.
W2O Holdings, Inc.
W2O Holdings, Inc. is the leading pure-play analytical marketing agency in the U.S. primarily catering to the pharmaceutical and healthcare industry.
Waccamaw River LLC
Waccamaw River LLC is a joint venture between the Company and other members, including related parties.
Walker Edison Furniture Company LLC
Walker Edison Furniture Company LLC (“Walker Edison”) is an e-commerce furniture platform exclusively selling through the websites of top online retailers. Walker Edison operates a data-driven business model to sell a variety of home furnishings in the discount category including TV stands, bedroom furniture, chairs and tables, desks and other.
Watermill-QMC Midco, Inc.
Watermill-QMC Midco, Inc. (d/b/a Quality Metalcraft, Inc.), is a provider of complex assemblies for specialty automotive production, prototype and factory assist applications.
Wawona Delaware Holdings, LLC
Wawona Delaware Holdings, LLC a vertically-integrated supplier of high quality conventional and organic stone fruit and citrus.
Wok Holdings, Inc.
Wok Holdings (dba P.F. Chang’s) is a United States full-service Asian cuisine restaurant brand that operates 216 company-operated restaurants in 39 states and 94 franchisees in 23 countries.
Woodland Foods, LLC
Woodland Foods (“Woodland”) is a provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial (Kellogg, Mars, Hormel, etc.), foodservice (Sysco, US Foods, etc.), and retail (Costco, Kroger, etc.) end-markets. World 50, Inc.
World 50, Inc. is a service provider offering exclusive peer-to-peer networks for C-suite executives at leading corporations.
Xeinadin Bidco Limited
Xeinadin Bidco Limited is a professional services platform providing a full suite of accountancy, tax and business services to SMEs, entrepreneurs, corporations, partnerships and not-for-profit organizations.
ZB Holdco LLC
ZB Holdco LLC is an end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern (“ME”) and Mediterranean foods.

Zeppelin Bidco Limited
Zeppelin Bidco Limited is a UK-based energy and sustainability services provider, offering Energy Procurement and Energy Management Services, targeting the public sector in particular. Zenergi is the only scaled provider with strong expertise in the education segment, where it benefits from a leading reputation.

FINANCIAL STATEMENTS
The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and “Financial Statements” in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.
The consolidated financial statements of Sierra for the year ended December 31, 2021 can be found on page F-1 of this prospectus.

MANAGEMENT
The information in “Information about the Nominees for Director and Other Directors,” “Qualifications of Director Nominees and Other Directors,” “Director Compensation,” “Compensation Discussion,” and “Security Ownership of Certain Beneficial Owners and Management” in the Company’s Definitive Proxy on Schedule 14A filed on March 11, 2022 are incorporated herein by reference.

PORTFOLIO MANAGEMENT
The Company’s investment origination and portfolio monitoring activities are performed by Barings’ Global Private Finance Group (“Barings GPFG”). Barings GPFG has an investment committee (the “Barings Investment Committee”) that is responsible for all aspects of the investment process. The Barings Investment Committee is comprised of six members, including (1) Barings BDC’s President, Ian Fowler, along with each of (2) Adam Wheeler, (3) Terry Harris, (4) Mark Flessner, (5) Brian Baldwin and (6) Salman Mukhtar. The investment process is designed to maximize risk-adjusted returns, minimize non-performing assets and avoid investment losses. In addition, the investment process is also designed to provide sponsors and prospective portfolio companies with efficient and predictable deal execution.
Biographical information regarding the Barings Investment Committee is as follows:
Ian Fowler
Mr. Fowler is the Company’s President and is Co-head of Barings’ Global Private Finance Group, a member of the group’s North American Private Finance Investment Committee, European Private Finance Investment Committee and Asia-Pacific Investment Committee and Chief Executive Officer and President of Barings Capital Investment Corporation. He is responsible for leading a team that originates, underwrites and manages global private finance investments. Mr. Fowler has worked in the industry since 1988 and his experience has encompassed middle market commercial finance, including originating, underwriting and managing senior secured loans, mezzanine and co-investment transactions. Prior to joining Barings in 2012, he was a Senior Managing Director with Harbour Group and co-founded Freeport Financial LLC where he was a member of the Executive Credit Committee and responsible for all business development and capital market initiatives. While at Freeport, he helped build the company into one of the top five (5) non-bank affiliated middle market Sponsor finance companies in the United States. Before Freeport, Mr. Fowler was Managing Director and Global Group Leader for GE Capital’s Global Sponsor Finance Group. Prior to GE Capital, Mr. Fowler held various leveraged finance and investment positions with NationsBank and Mellon Bank. Mr. Fowler holds a B.A. (Honors) from the University of Western Ontario and is a member of the CFA Institute.
Adam Wheeler
Adam Wheeler is Co-Head of Barings’ GPFG and a member of the group’s three regional investment committees. He is responsible for leading the teams that originate, underwrite and manage private credit investments in Europe and the developed Asia-Pacific region. Adam has worked in the industry since 1994 and his experience has encompassed mezzanine investing, private debt investing, originating, structuring and underwriting leveraged loans. Prior to joining the firm in 2009, he worked for AMP Capital Investors as the head of the Australian and New Zealand Private Debt business where he was responsible for managing a team that originated, arranged and invested in mezzanine and related private debt financings. He was also a member of the AMP Capital Private Debt Investment Committee. Before AMP, he held origination, underwriting and advisory positions at Rabobank Corporate Finance, N.M. Rothschild & Sons and PricewaterhouseCoopers. Adam holds a B.Com. and L.L.B. from the University of New South Wales, a G.D.M. from the Australian Graduate School of Management, and is a member of the Institute of Chartered Accountants in Australia and a Fellow of the Financial Services Institute of Australasia.
Terry Harris
Terry Harris is Head of Portfolio Management for Barings GPFG. He is responsible for supervising investment and portfolio management and participating on all three of the group’s investment committees. Terry has worked in the industry since 1991 and his experience has encompassed investing senior and mezzanine debt and equity in middle market companies operating in commercial and industrial as well as specialized industries. Prior to joining the firm in 2013, Terry was a Partner of Tower Three Partners, and he served as Chief Investment Officer of Firstlight Financial Corporation. Before Firstlight, he was Chief Risk Officer for GE Capital’s Global Telecom, Media & Technology Finance Group. He also held senior credit positions at Bank of America Commercial Finance and Transamerica Commercial Finance. Terry holds a B.S. and an M.B.A from Florida State University, and is a Certified Public Accountant (inactive).
Mark Flessner
Mark Flessner is a senior member of Barings GPFG and a member of the North American Private Finance Investment Committee. He is responsible for the execution of investments and overseeing the portfolio management of North American private finance strategies. Mark has worked in the industry since 2002 and his experience has encompassed the middle market commercial finance and financial services. Prior to joining the firm in 2012, Mark was a Managing Director with Harbour Group. Before Harbour Group, he was a Director at Freeport Financial where he was responsible for underwriting, structuring, closing, and managing transactions, including investments of senior debt, junior capital, and equity. He also worked in GE Capital’s Global Sponsor Finance Group and was a Manager at PricewaterhouseCoopers in the Business Assurance practice. Mark holds a B.S. from Illinois State University, an M.B.A. from the Kellogg School of Management at Northwestern University and is a Certified Public Accountant.
Brian Baldwin
Brian Baldwin is a senior member of Barings GPFG and a member of the North American Private Finance Investment Committee. He is responsible for originating, executing and monitoring North American private finance investments with management responsibilities. Brian has worked in the industry since 1994 and his experience has encompassed the middle market commercial finance industry. Prior to joining the firm in 2012, Brian served as a Managing Director at Harbour Group. Before joining Harbour Group, Brian worked for Freeport Financial where he was responsible for originating, structuring, and closing transactions. Prior to joining Freeport Financial, Brian held senior positions at GE Capital and Heller Financial. Prior to Heller Financial he held various finance roles at PPM America and Grant Thornton LLP. Brian holds a B.S. in Accounting from Illinois State University and is a Certified Public Accountant. Brian is a Board Member of 1st Farm Credit Services and is currently Vice Chairman of the Audit Committee.
Salman Mukhtar
Salman Mukhtar is a senior member of Barings' Global Private Finance Group and a member of the North American Private Finance Investment Committee. He is responsible for investment due diligence, portfolio management and business development activities for North American private loans. Salman has worked in the industry since 2000. Prior to joining the firm in 2019, he was Head of Underwriting and portfolio management in the Credit Asset Financing group at Bank of America/Merrill Lynch and a Managing Director at Antares Capital. Salman holds a B.S. in Accounting with a minor in Finance from Purdue University.
Equity Securities
The dollar range of equity securities in the Company beneficially owned at September 30 2022 by each member of the Barings Investment Committee is as follows:
Name	Dollar Range of Equity Securities in the Company
Ian Fowler	—
Adam Wheeler	—
Terry Harris	$10,001 - $50,000
Mark Flessner	—
Brian Baldwin	$50,001 - $100,000
Salman Mukhtar	$1 - $10,000
(1)	Dollar ranges are as follows: $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Other Accounts Managed
The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2021.
Name of PTMN Portfolio Manager	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)(1)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)(2)
Ian Fowler	Registered Investment Companies	3	$4,288	3	$4,288
	Other Pooled Investment Vehicles	4	$1,899	1	$167
	Other Accounts	3	$104	—	$—
Adam Wheeler	Registered Investment Companies	—	$—	—	$—
	Other Pooled Investment Vehicles	18	$3,746	3	$156
	Other Accounts	5	$621	—	$—
Terry Harris	Registered Investment Companies	—	$—	—	$—
	Other Pooled Investment Vehicles	12	$4,928	5	$1,214
	Other Accounts	5	$3,271	—	$—
Mark Flessner	Registered Investment Companies	—	$—	—	$—
	Other Pooled Investment Vehicles	7	$2,798	2	$899
	Other Accounts	4	$976	—	$—
Brian Baldwin	Registered Investment Companies	—	$—	—	$—
	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	—	$—	—	$—
Salman Mukhtar	Registered Investment Companies	—	$—	—	$—
	Other Pooled Investment Vehicles	—	$—	—	$—
	Other Accounts	5	$8,655	—	$—
(1)	Total Other Assets as defined by Barings GPFG, which includes undrawn commitments.
(2)	Represents the assets under management of the accounts managed that have the potential to generate fees in addition to management fees based on total assets.
Compensation
Barings’ financing arrangements with the Barings Investment Committee, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and performance-based, discretionary compensation.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The information contained under the caption “Certain Relationships and Related Transactions” in our most recent Definitive Proxy Statement on Schedule 14A filed on March 11, 2022 is incorporated by reference herein.
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of September 30, 2022, there were 108,882,105 shares of our Common Stock outstanding.
No person is deemed to control us, as such term is defined in the 1940 Act.
The following table sets forth, as of the date of this proxy statement/prospectus, information with respect to the beneficial ownership of our Common Stock by:
•	each person known to us to beneficially own more than 5% of the outstanding shares of our Common Stock;
•	each of our directors and each named executive officer; and
•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 108,882,105 shares of common stock outstanding as of September 30, 2022.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated by footnote, the business address of each person listed below is 300 South Tryon Street, Suite 2500, Charlotte, North Carolina 28202.
Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)	Dollar Range of Equity Securities Beneficially Owned(3)
Directors and Executive Officers:
Interested Directors
Eric Lloyd	32,902	*	over $100,000
David Mihalick	20,000	*	over $100,000
Dr. Bernard Harris, Jr.	—	—	None
Non-Interested Directors
Mark F. Mulhern	14,855	*	over $100,000
Thomas W. Okel	10,036	*	over $100,000
Jill Olmstead	4,000	*	$10,001 - $50,000
John A. Switzer	6,000	*	$10,001 - $50,000
Robert Knapp	361,034	*	over $100,000
Steve Byers	18,121	*	over $100,000
Valerie Lancaster-Beal	—	—	None
Executive Officers Who Are Not Directors
Jonathan Bock	22,075	*	over $100,000
Ian Fowler	—	—	None
Jill Dinerman	—	—	None
Benjamin Tecmire	—	—	None
Jonathan Landsberg	8,198	*	$50,001 - $100,000
Elizabeth Murray	12,631	*	over $100,000
All directors and executive officers as a group (15 persons)	508,883	*	over $100,000
Five-Percent Stockholders:
Barings LLC	13,639,681	12.5%	over $100,000
*	Less than 1.0%

(1)
Beneficial ownership in this column has been determined in accordance with Rule 13d-3 of the Exchange Act. Except as otherwise noted, each beneficial owner of more than five percent of the Company's common stock and each director and executive officer has sole voting and/or investment power over the shares reported.

(2)	Based on a total of 108,882,105 shares issued and outstanding as of September 30, 2022.
(3)
Beneficial ownership in this column has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act. The dollar range of equity securities beneficially owned is based on a stock price of $8.27 per share as of September 30, 2022. Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.

DESCRIPTION OF OUR CAPITAL STOCK
The following description summarizes material provisions of the Maryland General Corporations Law, or MGCL, our Charter, and our Bylaws. This summary is not necessarily complete, and we refer you to the MGCL, our Charter, and our Bylaws for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, or Common Stock, of which 108,882,105 shares were outstanding as of September 30, 2022. There are no outstanding options or warrants to purchase our Common Stock. No Common Stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.
Under our Charter, our Board is authorized to classify and reclassify any unissued shares of our Common Stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the MGCL, but subject to the Investment Company Act, our Charter provides that a majority of our entire Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
All shares of our Common Stock have equal rights as to earnings, assets, distribution and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.
In the event of a liquidation, dissolution or winding up of us, each share of our Common Stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.
Each share of our Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present will be sufficient to approve any matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by our Charter. Except as provided with respect to any other class or series of stock, the holders of our Common Stock will possess exclusive voting power. There is no cumulative voting in the election of our directors, which means that holders of a majority of the outstanding voting securities of our Common Stock can elect all of our directors.
Any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if there is filed with the records of stockholders meetings an unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our Charter and our Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have also entered into indemnification agreements with certain of our directors, under which we have agreed to indemnify such individuals to the fullest extent permitted by applicable law (including the MGCL and the Investment Company Act), including indemnification and/or advancement of expenses incurred in connection with participating in any action or proceeding, including any action or proceeding by or in right of us, arising out of the individual’s services as our director or executive officer. In addition, we have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers, including liabilities and expenses that may arise out of activities that our directors or officers have performed for another entity at our request. The policy is subject to customary exclusions.
Certain Provisions of the MGCL and our Charter and Bylaws
The MGCL, our Charter, and our Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board.
Classified Board of Directors
We have elected to be subject to the provisions of Section 3-803 of the MGCL resulting in our Board being classified, notwithstanding anything to the contrary in our Charter and our Bylaws. Pursuant to this election and the our Bylaws, our Board is divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders. Upon expiration of the term of office of each class, the successors to the class of directors whose term expires at each annual meeting of stockholders will be elected to hold office for a term continuing until the annual meeting of stockholders in the third year following the year of their election and until their successors are elected and qualify.

Election of Directors
Pursuant to our Bylaws, a nominee for director is elected to our Board if the number of votes cast for such nominee’s election exceed the number of votes cast against such nominee’s election. Pursuant to our Charter, our Board may amend our Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be set only by our Board in accordance with our Bylaws. Our Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on our Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act. Our Charter provides that a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our Charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to our Board and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a stockholder who is a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election to our Board at a special meeting may be made only (1) by or at the direction of our Board or (2) provided that the meeting has been called in accordance with our Bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record both at the time of giving the notice required by our Bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.
For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our Bylaws, the stockholder must have given timely notice thereof in writing to our secretary and such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice must set forth all information required under our Bylaws and must be delivered to the Secretary at our principal executive office not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
Calling of Special Meetings of Stockholders
Our Bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary to act upon any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast on such matter at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Charter also provides that certain charter amendments, any proposal for the conversion of us, whether by merger or otherwise, from a closed-end company to an open-end company and any proposal for the liquidation or dissolution of us requires the approval of the stockholders entitled to cast at least 75% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the Investment Company Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in our Charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our continuing directors then on our Board.
Our Bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of the bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board shall determine such rights apply.
Control Share Acquisitions
Subtitle 7 of Title 3 of the MGCL, or the Control Share Acquisition Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Generally, control shares are shares of issued and outstanding voting stock acquired in a secondary market transaction which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained to cross any of the above thresholds of voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. Shares owned by the acquirer, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition. The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.
Currently, our Bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. We will only amend our bylaws to be subject to the Control Share Acquisition Act if our Board determines that doing so would be in the best interests of us and it does not conflict with the Investment Company Act.
Business Combinations
Under certain provisions of Maryland law referred to as the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution explicitly subjecting us to the Business Combination Act. Our Board may by further resolution at any time in the future approve or exempt from the provisions of the Business Combination Act any business combinations, whether specifically, generally or generally by types or as to specifically identified or unidentified existing or future interested stockholders or their affiliates, as contemplated by Section 3-603(c) of the MGCL.
Conflict with Investment Company Act
Our Bylaws provide that, if and to the extent that any provision of the MGCL, or any provision of our Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.
Exclusive Forum
Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland (the “Maryland Circuit Court”) or the state court located within the City of Raleigh in Wake County, North Carolina (the “NC State Court”), or, if neither of these courts have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division or the United States District Court for the Eastern District of North Carolina, will be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of us, (b) any action asserting an internal corporate claim (as defined in the MGCL) or (c) any other action asserting a claim against us or any director or officer or other employee of us that is governed by the internal affairs doctrine. Any stockholder (or beneficial owner of stock) who is a party to any action or proceeding governed by the exclusive forum provision of the bylaws will be deemed to have consented to the jurisdiction of the foregoing courts solely for the purpose of adjudicating any action or proceeding governed by such provisions. With respect to an action or proceeding in the Maryland Circuit Court and the NC State Court governed by the exclusive forum provisions of our Bylaws, we and our stockholders (or beneficial owners of stock) will be deemed to have consented to the assignment of the action or proceeding to the Business and Technology Case Management Program for the State of Maryland (or any successor program governing complex corporate proceedings) and the North Carolina Business Court, respectively.

DIVIDEND REINVESTMENT PLAN
The information in “Business—Dividend Reinvestment Plan” in Part 1, Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our investment securities are held under a master custodian agreement with State Street Bank and Trust Company, a Massachusetts trust company. The address of the custodian is State Street Bank and Trust Company, One Lincoln Street, 9th Floor, Boston, Massachusetts 02111. The transfer agent, distribution paying agent and registrar for our common stock is Computershare, Inc. The principal business address of the transfer agent is 150 Royall Street, Canton, Massachusetts 02021.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of its business. We are primarily responsible for the execution of any publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, if we use a broker, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS
Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Dechert LLP.
EXPERTS
The consolidated financial statements of Barings BDC, Inc. appearing in Barings BDC, Inc.’s Annual Report on Form 10-K as of and for the years ended December 31, 2021 and 2020, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The address of KPMG LLP is 620 South Tryon Street, Suite 1000, Charlotte, NC 28202.
The consolidated financial statements of Barings BDC, Inc. and its subsidiaries for the year ended December 31, 2019 appearing in Barings BDC, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are included herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Sierra Income Corporation at December 31, 2021 and for the year then ended appearing in this Prospectus have been audited by KPMG LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
The consolidated financial statements of Sierra Income Corporation at December 31, 2020 and 2019 and for the years then ended appearing in this Prospectus have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.
WHERE YOU CAN FIND MORE INFORMATION
We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http:// www.sec.gov. Our Internet address is http://www.baringsbdc.com. We make available free of charge on our Internet website our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

INCORPORATION BY REFERENCE
We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:
•	our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 23, 2022;
•	our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 5, 2022 and for the quarter ended June 30, 2022 filed with the SEC on August 9, 2022;
•
our Current Reports on Form 8-K (other than information furnished rather than filed) filed on February 23, 2022, February 25, 2022, March 3, 2022, April 13, 2022, May 5, 2022, June 30, 2022, August 9, 2022 and September 7, 2022; and

•	our Definitive Proxy on Schedule 14A filed on March 11, 2022.
Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.
AVAILABLE INFORMATION
You may obtain copies of these documents, at no cost to you, from our website at www.baringsbdc.com, or by writing us at the following address:
Barings BDC, Inc.
300 South Tryon Street, Suite 2500
Charlotte, NC 28202
Attention: Secretary

SIERRA INCOME CORPORATION

CONSOLIDATED FINANCIAL STATEMENTS
For the Fiscal Year Ended December 31, 2021

Independent Auditors’ Report
Board of Directors of Barings BDC, Inc. (successor by merger)
Sierra Income Corporation:
Opinion on the Financial Statements
We have audited the consolidated financial statements of Sierra Income Corporation and its subsidiaries (the Company), which comprise the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2021, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes to the consolidated financial statements.
In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations, changes in its net assets, and its cash flows for the year then ended in accordance with U.S. generally accepted accounting principles.
Basis for Opinion
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Responsibilities of Management for the Consolidated Financial Statements
Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the consolidated financial statements are issued.
Auditors’ Responsibilities for the Audit of the Consolidated Financial Statements
Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements.
In performing an audit in accordance with GAAS, we:
•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.

•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.

•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.
/s/ KPMG LLP
Charlotte, North Carolina
September 13, 2022

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of Sierra Income Corporation
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Sierra Income Corporation (the Company), including the consolidated schedule of investments, as of December 31, 2020, the related consolidated statements of operations, changes in net assets and cash flows for each of the two years in the period ended December 31, 2020, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020, and the results of its operations, changes in its net assets, and its cash flows for each of the two years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2020, by correspondence with the custodian, directly with counterparties and management of the portfolio companies, debt agents and brokers or by other appropriate auditing procedures where replies were not received, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We served as the Company’s auditor from 2011 to 2021.
New York, New York
March 19, 2021

Sierra Income Corporation
Consolidated Statements of Assets and Liabilities
	As of December 31,
	2021	2020
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (amortized cost of $400,121,998 and $521,483,006, respectively)	$364,880,738	$472,813,820
Controlled/affiliated investments (amortized cost of $152,039,596 and $179,520,933, respectively)	107,903,061	131,172,660
Total investments at fair value	472,783,799	603,986,480
Cash and cash equivalents	124,283,782	65,301,216
Interest receivable from investments	2,609,111	3,943,980
Unsettled trades receivable	89,066	2,541,500
Prepaid expenses and other assets	3,074,474	1,934,866
Total assets	$602,840,232	$677,708,042

LIABILITIES
Revolving credit facilities payable (net of deferred financing costs of $0 and $659,266, respectively) (Note 6)	$44,600,645	$144,340,734
Base management fees payable (Note 7)	2,640,364	2,967,857
Deferred tax liability	1,005,191	2,390,596
Accounts payable and accrued expenses	3,534,000	1,406,175
Administrator fees payable (Note 7)	372,534	401,260
Interest payable	126,483	449,420
Unsettled trades payable	224,400	11,061
Taxes payable	4,643,272	—
Total liabilities	$57,146,889	$151,967,103

Commitments (Note 11)

NET ASSETS
Common shares, par value $0.001 per share, 250,000,000 common shares authorized, 102,276,889 and 102,630,605 common shares issued outstanding, respectively	$102,277	$102,631
Capital in excess of par value	863,453,922	850,737,609
Total distributable earnings/(loss)	(317,862,856)	(325,099,301)
Total net assets	545,693,343	525,740,939
Total liabilities and net assets	$602,840,232	$677,708,042
NET ASSET VALUE PER COMMON SHARE	$5.34	$5.12
See accompanying notes to the consolidated financial statements.

Sierra Income Corporation
Consolidated Statements of Operations
	For the Years Ended December 31,
	2021	2020	2019
INVESTMENT INCOME
Interest and dividend income from investments
Non-controlled/non-affiliated investments:
Cash	$35,823,026	$36,500,331	$56,950,129
Payment-in-kind	1,940,338	1,953,472	2,384,461
Controlled/affiliated investments:
Cash	9,813,690	6,727,395	13,478,339
Payment-in-kind	384,386	70,746	1,771,155
Total interest and dividend income	47,961,440	45,251,944	74,584,084
Fee income (Note 12)	1,363,697	1,236,934	4,039,866
Interest from cash and cash equivalents	19,415	1,404,229	1,473,656
Total investment income	49,344,552	47,893,107	80,097,606

EXPENSES
Base management fees (Note 7)	11,509,112	12,185,544	17,018,479
Interest and financing expenses	4,307,793	11,835,466	20,489,217
Incentive fees (Note 7)	—	—	176,061
General and administrative expenses	10,305,994	12,363,215	5,885,448
Administrator expenses (Note 7)	2,040,753	2,231,015	2,538,480
Offering costs	45,633	38,846	43,987
Professional fees	5,617,244	11,712,102	1,864,032
Total expenses	33,826,529	50,366,188	48,015,704
Income tax expense	3,943,831	—	—
Net investment income (loss)	$11,574,192	$(2,473,081)	$32,081,902

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from non-controlled/non-affiliated investments	6,279,654	(64,961,724)	(9,305,439)
Net realized gain/(loss) from controlled/affiliated investments	(881,915)	(8,704,949)	(9,094,658)
Net realized gain/(loss) on total return swap (Note 5)	—	—	(9,323,512)
Net change in unrealized appreciation/(depreciation) on non-controlled/non-affiliated investments	13,425,118	35,320,531	(23,432,733)
Net change in unrealized appreciation/(depreciation) on controlled/affiliated investments	4,211,737	(9,930,012)	(16,790,432)
Net change in unrealized appreciation/(depreciation) on total return swap	—	—	6,524,904
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	(366,332)	(2,149,661)	(240,935)
Loss on extinguishment of debt	—	(217,950)	—
Net realized and unrealized gain/(loss) on investments	22,668,262	(50,643,765)	(61,662,805)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,242,454	$(53,116,846)	$(29,580,903)
WEIGHTED AVERAGE - BASIC AND DILUTED EARNINGS/(LOSS) PER COMMON SHARE	0.33	(0.52)	(0.29)
WEIGHTED AVERAGE - BASIC AND DILUTED NET INVESTMENT INCOME/(LOSS) PER COMMON SHARE	0.11	(0.02)	0.32
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING - BASIC AND DILUTED (NOTE 10)	102,408,063	102,744,642	100,582,788
DISTRIBUTIONS DECLARED PER COMMON SHARE	0.12	0.13	0.64
See accompanying notes to the consolidated financial statements.

Sierra Income Corporation
Consolidated Statements of Changes in Net Assets
	Common Stock		Paid in Capital in Excess of Par	Distributable Earnings (Loss)	Total Net Assets
	Shares	Par Amount
Balance at December 31, 2018	98,502,907	$98,503	$858,699,757	$(196,718,061)	$662,080,199
Net increase/(decrease) in net assets resulting from operations:
Net investment income/(loss)	—	—	—	32,081,902	32,081,902
Net realized gain/(loss) on investments	—	—	—	(18,400,097)	(18,400,097)
Net realized gain/(loss) on total return swap	—	—	—	(9,323,512)	(9,323,512)
Net change in unrealized appreciation/(depreciation) on investments	—	—	—	(40,223,165)	(40,223,165)
Net change in unrealized appreciation/(depreciation) on total return swap	—	—	—	6,524,904	6,524,904
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	—	—	—	(240,935)	(240,935)
Shareholder distributions:
Issuance of common shares pursuant to distribution reinvestment plan	4,028,163	4,028	24,270,566	—	24,274,594
Repurchase of common shares	(248,704)	(249)	(1,548,516)	—	(1,548,765)
Distributions from earnings	—	—	—	(38,237,797)	(38,237,797)
Distribution from tax return of capital	—	—	(25,924,607)	—	(25,924,607)
Total increase/(decrease) for the year ended December 31, 2019	3,779,459	$3,779	$(3,202,557)	$(67,818,700)	$(71,017,478)
Tax reclassification of stockholders’ equity in accordance with GAAP	—	—	14,070,485	(14,070,485)	—
Balance at December 31, 2019	102,282,366	$102,282	$869,567,685	$(278,607,246)	$591,062,721
Net increase/(decrease) in net assets resulting from operations:
Net investment income/(loss)	—	—	—	(2,473,081)	(2,473,081)
Net realized gain/(loss) on investments	—	—	—	(73,666,673)	(73,666,673)
Net loss on extinguishment of debt	—	—	—	(217,950)	(217,950)
Net change in unrealized appreciation/(depreciation) on investments	—	—	—	25,390,519	25,390,519
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	—	—	—	(2,149,661)	(2,149,661)
Shareholder distributions:
Issuance of common shares pursuant to distribution reinvestment plan	995,491	995	4,884,939	—	4,885,934
Repurchase of common shares	(647,252)	(646)	(3,252,190)	—	(3,252,836)
Distribution from tax return of capital	—	—	(13,838,034)	—	(13,838,034)
Total increase/(decrease) for the year ended December 31, 2020	348,239	349	(12,205,285)	(53,116,846)	(65,321,782)
Tax reclassification of stockholders’ equity in accordance with GAAP	—	—	(6,624,791)	6,624,791	—
Balance at December 31, 2020	102,630,605	102,631	850,737,609	(325,099,301)	525,740,939
Net increase/(decrease) in net assets resulting from operations:
Net investment income/(loss)	—	—	—	11,574,192	11,574,192
Net realized gain/(loss) on investments	—	—	—	5,397,739	5,397,739
Net change in unrealized appreciation/(depreciation) on investments	—	—	—	17,636,855	17,636,855
Change in provision for deferred taxes on unrealized appreciation/(depreciation) on investments	—	—	—	(366,332)	(366,332)
Shareholder distributions:
Issuance of common shares pursuant to distribution reinvestment plan	610,778	610	3,046,153	—	3,046,763
Repurchase of common shares	(964,494)	(964)	(5,048,098)	—	(5,049,062)
Distributions from earnings	—	—	—	(12,287,751)	(12,287,751)
Total increase/(decrease) for the year ended December 31, 2021	(353,716)	(354)	(2,001,945)	21,954,703	19,952,404
Tax reclassification of stockholders’ equity in accordance with GAAP	—	—	14,718,258	(14,718,258)	—
Balance at December 31, 2021	102,276,889	$102,277	$863,453,922	$(317,862,856)	$545,693,343
See accompanying notes to the consolidated financial statements.

Sierra Income Corporation
Consolidated Statements of Cash Flows
	For the years ended December 21,
	2021	2020	2019
Cash flows from operating activities
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:	$34,242,454	$(53,116,846)	$(29,580,903)
ADJUSTMENT TO RECONCILE NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Payment-in-kind interest income	(2,324,724)	(2,024,218)	(4,155,616)
Net amortization of premium on investments	(525,402)	(757,180)	(1,644,734)
Amortization of deferred financing costs	659,266	2,245,823	1,931,634
Net realized (gain)/loss on investments	(5,397,739)	73,666,673	18,400,097
Net change in unrealized (appreciation)/depreciation on investments	(17,636,855)	(25,390,519)	40,223,131
Net change in unrealized (appreciation) on total return swap (Note 5)	—	—	(6,524,904)
Purchases and originations	(145,098,398)	(143,185,043)	(281,525,752)
Proceeds from sale of investments and principal repayments	302,185,799	169,327,737	476,559,706
Loss on extinguishment of debt	—	217,950	—
(Increase)/decrease in operating assets:
Unsettled trades receivable	2,452,434	(2,521,019)	2,319,066
Interest receivable from investments	1,334,869	4,193,247	1,399,258
Receivable due on total return swap (Note 5)	—	—	113,252
Deferred transaction costs	—	14,993,778	(7,941,087)
Prepaid expenses and other assets	(1,139,608)	(143,883)	(1,163,565)
Increase/(decrease) in operating liabilities:
Taxes payable	2,891,535	—	—
Unsettled trades payable	213,339	11,061	—
Base management fee payable	(327,493)	(1,092,661)	(430,716)
Transaction costs payable	—	(527,491)	128,811
Accounts payable and accrued expenses	2,127,825	(725,590)	58,596
Administrator fees payable	(28,726)	19,337	(307,788)
Interest payable	(322,937)	(1,163,561)	(221,758)
Deferred tax liability	366,332	2,149,661	240,935
NET CASH PROVIDED BY/(USED IN) OPERATING ACTIVITIES	173,671,971	36,177,256	207,877,663
Cash flows from financing activities:
Repayments of revolving credit facility	(100,399,355)	(183,100,000)	(26,900,000)
Payment of cash distributions	(9,240,988)	(8,952,100)	(39,887,810)
Financing costs paid	—	(887,760)	(705,927)
Repurchase of common shares	(5,049,062)	(3,252,836)	(1,548,765)
NET CASH USED IN FINANCING ACTIVITIES	(114,689,405)	(196,192,696)	(69,042,502)
TOTAL INCREASE/(DECREASE) IN CASH	58,982,566	(160,015,440)	138,835,161
CASH, CASH EQUIVALENTS AT BEGINNING OF YEAR	65,301,216	225,316,656	86,481,495
CASH, CASH EQUIVALENTS AT END OF YEAR	$124,283,782	$65,301,216	$225,316,656
Supplemental information:
Cash paid during the year for interest	$3,971,464	$10,535,252	$18,779,341
Supplemental non-cash information:
Issuance of common shares in connection with distribution reinvestment plan	$3,046,763	$4,885,934	$24,274,594
Non-cash purchase of investments	$—	$54,915,833	$15,700,771
Non-cash sale of investments	$—	$54,915,833	$15,700,771
See accompanying notes to the consolidated financial statements.

Sierra Income Corporation
Consolidated Schedule of Investments
As of December 31, 2021
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Non–Control / Non–Affiliate Investments
AAAHI Acquisition Corporation (1.2%)*(4)(5)	Transportation: Consumer	Senior Secured First Lien Term Loan (LIBOR + 8.250%, 1.000% Floor)	12/10/2023	$7,269,893	$7,269,893	$6,795,169
				7,269,893	7,269,893	6,795,169
Alpine SG, LLC (4.8%)*(4)(5)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.500%, 1.000% Floor)	11/5/2027	26,957,033	26,517,678	26,417,893
				26,957,033	26,517,678	26,417,893
AMMC CLO 22, Limited Series 2018-22A (0.9%)*(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (13.180% effective yield)	4/25/2031	7,222,000	4,974,916	4,859,684
				7,222,000	4,974,916	4,859,684
AMMC CLO 23, Ltd. Series 2020-23A (0.3%)*(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (16.351% effective yield)	10/17/2031	2,000,000	1,602,976	1,850,800
				2,000,000	1,602,976	1,850,800
Apidos CLO XXIV, Series 2016-24A(1.4%)*(5)(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (15.069% effective yield)	7/20/2027	18,357,647	8,888,304	7,526,635
				18,357,647	8,888,304	7,526,635
Arrow International Inc.(2.7%)*(9)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 7.250%, 1.250% Floor)	12/21/2025	15,000,000	15,000,000	15,000,000
				15,000,000	15,000,000	15,000,000
Aviation Technical Services, Inc. (4.8%)*(4)(5)	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)	3/31/2022	26,698,382	26,698,382	26,193,782
				26,698,382	26,698,382	26,193,782
Brook & Whittle Holding Corp. (0.3%)*(4)(5)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 4.000%, 0.500% Floor)	12/14/2028	1,909,485	1,885,686	1,880,976
				1,909,485	1,885,686	1,880,976
Cardenas Markets, LLC (0.4%)*(4)	Retail	Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)	6/3/2027	1,990,000	1,970,100	1,961,145
				1,990,000	1,970,100	1,961,145
CPI International, Inc. (1.4%)*(5)(10)	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 7.250%, 1.000% Floor)	7/28/2025	8,575,302	8,562,346	7,889,278
				8,575,302	8,562,346	7,889,278
CT Technologies Intermediate Holdings, Inc. (0.9%)*(5)(10)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor)	12/16/2025	4,987,375	4,971,616	4,985,380
				4,987,375	4,971,616	4,985,380
DataOnline Corp. (3.0%)*(4)(5)	High Tech Industries	Revolving Credit Facility (LIBOR + 6.250%, 1.000% Floor)	11/13/2025	2,142,857	2,142,857	2,114,571
		Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)	11/13/2025	14,700,000	14,700,000	14,492,730
				16,842,857	16,842,857	16,607,301
Dryden 43 Senior Loan Fund, Series 2016-43A (0.4%)*(5)(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (14.453% effective yield)	7/20/2029	3,620,000	2,368,067	2,387,028
				3,620,000	2,368,067	2,387,028
Dryden 49 Senior Loan Fund, Series 2017-49A (1.7%)*(5)(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (17.330% effective yield)	7/18/2030	17,233,288	11,001,280	9,323,209
				17,233,288	11,001,280	9,323,209
Envision Healthcare Corporation (0.0%)*(5)(10)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 3.750%)	10/11/2025	48,500	35,543	38,931
				48,500	35,543	38,931
GC EOS Buyer, Inc. (0.5%)*(5)(10)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.500%)	8/1/2025	2,487,147	2,476,064	2,479,188
				2,487,147	2,476,064	2,479,188
Holland Acquisition Corp. (0.0%)*(4)(11)(12)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 9.000%, 1.000% Floor)	5/29/2020	3,754,497	3,634,434	—
				3,754,497	3,634,434	—

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2021
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Hylan Datacom & Electrical LLC (1.7%)*(5)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 10.000%, 1.000% Floor)(4)(12)	7/25/2022	$15,780,651	$15,605,161	$8,679,358
		Senior Secured First Lien Term Loan (LIBOR + 10.000%, 1.000% Floor)(10)	7/25/2022	354,887	342,466	354,887
				16,135,538	15,947,627	9,034,245
Innovative XCessories & Services, LLC (0.5%)*(4)(5)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.250%, 0.750% Floor)	3/5/2027	2,946,176	2,924,206	2,889,904
				2,946,176	2,924,206	2,889,904
Iqor US Inc. (0.5%)*(5)(10)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 7.500%, 1.000% Floor)	11/19/2024	2,710,033	2,670,128	2,764,233
				2,710,033	2,670,128	2,764,233
Isagenix International, LLC (0.2%)*(4)(5)	Wholesale	Senior Secured First Lien Term Loan (LIBOR + 5.750%, 1.000% Floor)	6/14/2025	1,644,769	1,619,423	1,217,787
				1,644,769	1,619,423	1,217,787
Isola USA Corp. (2.0%)*	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 9.500%, 1.000% Floor, PIK) (4)(12)
			1/2/2023	12,463,144	7,254,063	10,967,567

		Common Units (10,283,782 units)(13)			—	—
				12,463,144	7,254,063	10,967,567
Ivanti Software, Inc. (1.1%)*(4)(5)	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)	12/1/2028	6,000,000	6,000,000	5,973,780
				6,000,000	6,000,000	5,973,780
K&N Parent, Inc. (1.6%)*(4)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 4.750%, 1.000% Floor)	10/20/2023	7,943,788	7,626,037	7,242,352
		Senior Secured Second Lien Term Loan (LIBOR + 8.750%, 1.000% Floor)	10/21/2024	2,000,000	1,769,316	1,638,000
				9,943,788	9,395,353	8,880,352
Keystone Acquisition Corp. (1.6%)*(4)(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.250%, 1.000% Floor	5/1/2024	1,765,690	1,732,120	1,748,033
		Senior Secured Second Lien Term Loan (LIBOR + 9.250%, 1.000% Floor)	5/1/2025	7,000,000	6,939,192	7,000,000
				8,765,690	8,671,312	8,748,033
Lifestyle Intermediate II, LLC (0.8%)*(5)	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 7.000%, 1.000% Floor)(14)	1/26/2026	1,333,333	1,333,333	1,295,833
		Senior Secured First Lien Term Loan (LIBOR + 7.000%, 1.000% Floor)	1/26/2026	3,194,079	3,194,079	3,146,168
				4,527,412	4,527,412	4,442,001
LogMeIn, Inc. (0.4%)*(5)(7)(10)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 4.750%)	8/31/2027	1,980,000	1,957,418	1,967,328
				1,980,000	1,957,418	1,967,328
Magnetite XIX, Limited (2.6%)*(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes ( LIBOR + 8.770%)(4)	4/17/2034	5,250,000	5,093,782	5,250,000
		Subordinated Notes (16.326% effective yield)(5)	7/17/2030	13,730,209	8,138,548	9,118,232
				18,980,209	13,232,330	14,368,232
Offen Inc. (0.7%)*(5)(10)	Transportation: Cargo	Senior Secured First Lien Term Loan (LIBOR + 5.000%)	6/21/2026	3,916,368	3,891,115	3,916,368
				3,916,368	3,891,115	3,916,368
Path Medical, LLC (0.9%)*(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (13.0% PIK)(10)(11)(12)	10/11/2021	11,763,979	8,703,195	4,655,704
		Senior Secured First Lien Term Loan (9.5% PIK)(10)(11)(12)	10/11/2021	8,464,916	8,021,285	—
		Warrants (36,716 warrants)(13)	1/9/2027		669,709	—
				20,228,895	17,394,189	4,655,704
PetroChoice Holdings, Inc. (1.5%)*(4)(5)	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan (LIBOR + 8.750%, 1.000% Floor)	8/21/2023	9,000,000	9,000,000	7,947,000
				9,000,000	9,000,000	7,947,000

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2021
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Polymer Solutions Group Holdings, LLC (0.2%)*(5)(10)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (LIBOR + 7.000%, 1.000% Floor)	1/1/2023	$1,030,887	$1,030,887	$1,017,382
				1,030,887	1,030,887	1,017,382
Proppants Holdings, LLC (0.0%)*(13)	Energy: Oil & Gas	Common Units (1,506,254 units)			890,481	18,828
		Common Units (161,852 units)			8,832	—
					899,313	18,828
PT Network, LLC (1.7%)*(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.500%, 1.000% Floor, 2.00% PIK)(9)	11/30/2023	8,158,304	7,930,099	8,071,010
		Membership Units (1.441 units)(13)			—	1,268,080
				8,158,304	7,930,099	9,339,090
RA Outdoors, LLC (3.4%)*(5)(9)(14)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 6.750%, 1.000% Floor)	4/8/2026	18,718,519	18,718,519	18,531,333
				18,718,519	18,718,519	18,531,333
RateGain Technologies, Inc. (0.2%)*(5)(11)(13)	Hotel, Gaming & Leisure	Subordinated Notes (LIBOR + 3.500%, 1.000% Floor)	9/30/2023	355,824	324,584	355,824
		Subordinated Notes (LIBOR + 3.500%, 1.000% Floor)	3/31/2024	440,476	436,895	440,476
				796,300	761,479	796,300
Redwood Services Group, LLC (4.9%)*(5)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.000%, 1.000% Floor)(10)	6/6/2023	22,378,742	22,378,742	22,217,616
		Senior Secured First Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)(4)	6/6/2023	3,960,000	3,960,000	3,956,040
		Senior Secured First Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)(10)	6/6/2023	726,667	716,260	726,667
				27,065,409	27,055,002	26,900,323
Resolute Investment Managers, Inc. (0.9%)*(4)(5)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.000%, 1.000% Floor)	4/30/2025	5,081,120	5,061,927	5,125,834
				5,081,120	5,061,927	5,125,834
Rhombus Cinema Holdings, LP (0.0%)*(5)(13)	Media: Diversified & Production	Preferred Equity (7,449 shares + 10.000% PIK)(12)			4,584,207	—
		LLC Units (3,163 units)			3,162,793	—
					7,747,000	—
RTIC Subsidiary Holdings, LLC (2.1%)*	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 7.750%, 1.250% Floor)(5)(10)	9/1/2025	9,750,781	9,750,781	9,824,887
		Senior Secured First Lien Term Loan (LIBOR + 7.750%, 1.250% Floor)(5)(10)(14)	9/1/2025	793,651	793,651	793,651
		Revolving Credit Facility (LIBOR + 7.750%, 1.250% Floor)(5)(10)	9/1/2025	783,730	783,730	775,893
		Class A Partnership Units (145.347 units)(13)			145,347	174,565
		Class B Partnership Units (145.347 units)(13)			145,347	130,516
		Common Units (153 units)(13)			15,300	—
				11,328,162	11,634,156	11,699,512
SMART Financial Operations, LLC (0.1%)*(5)(13)	Banking, Finance, Insurance & Real Estate	Preferred Equity (1,000,000 units)			1,000,000	490,000
					1,000,000	490,000
Sound Point CLO XX, Ltd. (0.5%)*(5)(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (10.079% effective yield)	7/26/2031	4,489,000	3,056,531	2,554,241
				4,489,000	3,056,531	2,554,241
Team Car Care, LLC (2.3%)*(4)(5)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 8.000%, 1.000% Floor)	2/23/2023	12,881,055	12,881,055	12,832,107
				12,881,055	12,881,055	12,832,107

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2021
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Team Services Group (2.7%)*(5)(9)	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor)	12/20/2027	$9,937,437	$9,748,976	$9,964,268
		Senior Secured Second Lien Term Loan (LIBOR + 9.000%, 1.000% Floor)	12/18/2028	5,000,000	4,866,997	5,050,000
				14,937,437	14,615,973	15,014,268
The Octave Music Group, Inc. (1.2%)*(5)(10)	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 5.250%, 1.000% Floor, 0.75% PIK)	5/29/2025	6,666,422	6,622,489	6,658,423
				6,666,422	6,622,489	6,658,423
Thermacell Repellents, Inc. (0.6%)*(5)(10)	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)	12/4/2026	2,780,150	2,756,614	2,752,349
		Revolving Credit Facility (LIBOR + 6.250%, 1.000% Floor) (14)	12/4/2026	660,000	641,375	638,000
				3,440,150	3,397,989	3,390,349
True Religion Apparel, Inc. (0.0%)*(13)	Retail	Preferred Equity (2.818 units)			12,094	—
		Common Stock (2.713 shares)			—	—
					12,094	—
Velocity Pooling Vehicle, LLC (0.0%)*(5)(13)	Automotive	Common Units (4,676 units)			259,938	34,649
		Warrants (5,591 warrants)			310,802	41,429
					570,740	76,078
Vision Solutions, Inc. (1.2%)*(4)	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 7.250%, 0.750% Floor)	4/23/2029	6,500,000	6,439,328	6,481,800
				6,500,000	6,439,328	6,481,800
VOYA CLO 2015-2, LTD. (0.6%)*(5)(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (1.964% effective yield)	7/19/2028	10,735,659	4,593,789	3,015,647
				10,735,659	4,593,789	3,015,647
VOYA CLO 2016-2, LTD. (0.8%)*(5)(6)(7)(8)	Multi-Sector Holdings	Subordinated Notes (6.126% effective yield)	7/19/2028	11,088,290	6,093,478	4,234,618
				11,088,290	6,093,478	4,234,618
Walker Edison Furniture Company LLC (0.6%)*(5)(13)	Consumer Goods: Durable	LLC Units (2,458 units)			458,021	3,230,923
					458,021	3,230,923
Watermill-QMC Midco, Inc. (0.0%)*(5)(13)	Automotive	Equity (1.62% partnership interest)			902,277	—
					902,277	—
Wawona Delaware Holdings, LLC (0.0%)*(4)(5)	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 4.750%)	9/11/2026	45,050	43,152	42,775
				45,050	43,152	42,775
West Dermatology, LLC (1.7%)*(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan + LIBOR + 7.500%, 1.000% Floor(14)	2/11/2025	1,018,960	1,018,960	1,034,373
		Senior Secured First Lien Term Loan + LIBOR + 7.500%, 1.000% Floor(4)(14)	2/11/2025	864,630	871,936	874,720
		Revolving Credit Facility (LIBOR + 6.000%, 1.000% Floor, 0.75% PIK)(4)(14)	2/11/2025	1,104,972	1,104,972	1,104,972
		Senior Secured First Lien Term Loan (LIBOR + 6.000%, 1.000% Floor, 0.75% PIK)(4)	2/11/2025	6,383,278	6,380,810	6,399,799
				9,371,840	9,376,678	9,413,864
Wok Holdings Inc. (0.0%)*(5)(10)	Retail	Senior Secured First Lien Term Loan + LIBOR + 6.250%	3/1/2026	48,625	35,304	48,110
				48,625	35,304	48,110
Subtotal Non–Control / Non–Affiliate Investments (66.9%)*				$436,577,657	$400,121,998	$364,880,738

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2021
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Control / Affiliate Investments(15)
1888 Industrial Services, LLC (0.2%)*(5)	Energy: Oil & Gas	Revolving Credit Facility (LIBOR + 5.000%, 1.000% Floor) (4) (11) (14)	5/1/2023	$1,243,924	$1,243,924	$1,081,846
		Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor, PIK) (4) (11) (12)	5/1/2023	3,754,726	3,372,277	—
		Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor, PIK) (10) (11) (12)	5/1/2023	431,176	431,176	—
		Units (7,546.76 units) (7)(13)			—	—
				5,429,826	5,047,377	1,081,846
Black Angus Steakhouses, LLC (3.0%)*(5)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 9.000%, 1.000% Floor)(4)	6/30/2022	1,897,321	1,897,321	1,897,321
		Senior Secured First Lien Term Loan (LIBOR + 9.000%, 1.000% Floor)(10)(14)		3,750,000	3,750,000	3,750,000
		Senior Secured First Lien Term Loan (10.0% PIK)(4)(12)		23,865,401	21,057,234	10,739,431
		Equity (44.60% of outstanding equity)(7)(13)			—	—
				29,512,722	26,704,555	16,386,752
Charming Charlie LLC (0.1%)*	Retail	Senior Secured First Lien Delayed Draw Term Loan (20.000%)(12)	5/28/2022	769,967	769,967	396,225
		Senior Secured First Lien Term Loan (20.000%)(12)	5/15/2022	138,517	138,517	71,281
		Senior Secured First Lien Term Loan (LIBOR + 10.000%, 1.000% Floor)(4)(12)	4/24/2023	4,178,224	2,737,658	—
		Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor, 5.00% PIK)(4)(12)	4/24/2023	3,412,549	3,121,470	—
		Common Stock (34,923,249 shares)(7)(13)			—	—
				8,499,257	6,767,612	467,506
Kemmerer Operations, LLC (0.7%)*(5)	Metals & Mining	Senior Secured First Lien Term Loan (15.000% PIK)	6/21/2023	2,473,295	2,473,295	2,473,295
		Senior Secured First Lien Delayed Draw Term Loan (15.000% PIK)(14)	6/21/2023	34,040	34,040	34,040
		Common Units (6.7797 units)(13)			962,717	1,496,487
				2,507,335	3,470,052	4,003,822
Sierra Senior Loan Strategy JV I LLC (15.7%)*(7)(16)	Multi-Sector Holdings	Equity (89.01% ownership of SIC Senior Loan Strategy JV I LLC)			110,050,000	85,963,135
					110,050,000	85,963,135
Subtotal Control/Affiliate Investments (19.8%)*				$45,949,140	$152,039,596	$107,903,061
Total Investments, December 31, 2021				$482,526,797	$552,161,594	$472,783,799
Money Market Fund
Federated Institutional Prime Obligations Fund (6.9%)*(3)		Money Market (0.010%)		37,644,366	37,644,366	37,644,366
				37,644,366	37,644,366	37,644,366
State Street Institutional Liquid Reserves Fund (9.9%)*(3)		Money Market (0.050%)		54,486,851	54,496,377	54,492,300
				54,486,851	54,496,377	54,492,300
Total Money Market Fund, December 31, 2021 (16.9%)*				$92,131,217	$92,140,743	$92,136,666
*	Fair value as a percentage of net assets.
(1)
All of the Company's investments are domiciled in the United States except for AMMC CLO 22, Limited Series 2018-22A, AMMC CLO 23, Ltd. Series 2020-23A, Apidos CLO XXIV, Series 2016-24A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited, Sound Point CLO XX, Ltd., VOYA CLO 2016-2, LTD., and VOYA CLO 2015-2, LTD., which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars.

(2)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2021
(3)	Represents securities in Level 1 of the valuation hierarchical levels. Money Market investments are deemed to be cash equivalents and are not included in the ASC 820 table (see Note 4).
(4)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at December 31, 2021 was 0.21%. The interest rate is subject to a minimum LIBOR floor.
(5)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(6)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $50,120,094 or 9.2% of net assets, and a combined cost of $55,811,671 as of December 31, 2021 and are considered restricted securities1 subject to legal restrictions on sales.

(7)
The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940 (the “1940 Act”). Non-qualifying assets represent 29.2% of the Company's portfolio at fair value as of December 31, 2021.

(8)
This investment is in the equity class of a collateralized loan obligation (“CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(9)	The interest rate on these loans is subject to a base rate plus 6 Month “6M” LIBOR, which at December 31, 2021 was 0.34%. The interest rate is subject to a minimum LIBOR floor.
(10)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at December 31, 2021 was 0.10%. The interest rate is subject to a minimum LIBOR floor.
(11)	The investment was past due as of December 31, 2021.
(12)	The investment was on non-accrual status as of December 31, 2021.
(13)	Security is non-income producing.
(14)	The investment has an unfunded commitment as of December 31, 2021. For further details see Note 11. Fair value includes the unfunded commitment.
(15)
Affiliate investments are defined by the 1940 Act as investments in companies in which the Company owns at least 5% but no more than 25% of the voting securities or we are under common control with such portfolio company. Control investments are defined by the 1940 Act as investments in companies in which the Company owns more than 25% of the voting securities or maintains power to exercise control over the management or policies of such portfolio company.

(16)	As a practical expedient, the Company uses NAV to determine the fair value of this investment.
See accompanying notes to the consolidated financial statements.

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2020
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Non–Control / Non–Affiliate Investments
AAAHI Acquisition Corporation (0.9%)*(4)(5)(13)	Transportation: Consumer	Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)	12/10/2023	$7,110,546	$6,975,416	$4,977,382
				7,110,546	6,975,416	4,977,382
Alpine SG, LLC (4.0%)*(5)(6)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)	11/16/2022	1,262,051	1,230,864	1,298,524
		Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 5.750%, 1.000% Floor)	11/16/2022	6,165,725	6,165,633	6,102,218
		Senior Secured First Lien Term Loan (LIBOR + 5.750%, 1.000% Floor)	11/16/2022	12,529,258	12,517,772	12,400,207
		Senior Secured First Lien Revolving Credit Facility (LIBOR + 5.750%, 1.000% Floor)	11/16/2022	1,000,000	1,000,000	989,700
				20,957,034	20,914,269	20,790,649
American Dental Partners, Inc. (0.9%)*(4)(5)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)	9/25/2023	4,893,750	4,893,750	4,704,362
				4,893,750	4,893,750	4,704,362
Amerijet Holdings, Inc. (0.6%)*(5)(6)	Transportation: Cargo	Senior Secured First Lien Term Loan (LIBOR + 8.000%, 1.000% Floor)	7/15/2021	2,952,518	2,952,518	2,952,518
				2,952,518	2,952,518	2,952,518
AMMC CLO 22, Limited Series 2018-22A (0.9%)*((7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (13.429% effective yield)	4/25/2031	7,222,000	5,402,828	4,786,019
				7,222,000	5,402,828	4,786,019
AMMC CLO 23, Ltd. Series 2020-23A (0.3%)*(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (19.100% effective yield)	10/17/2031	2,000,000	1,688,071	1,688,000
				2,000,000	1,688,071	1,688,000
Answers Finance, LLC* (0.1%)(10)	High Tech Industries	Common Stock (388,533 units)			5,076,376	493,437
					5,076,376	493,437
Apidos CLO XXIV, Series 2016-24A(1.6%)*(5)(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (8.894% effective yield)	7/20/2027	18,357,647	10,342,024	8,402,295
				18,357,647	10,342,024	8,402,295
Arrow International Inc.(1.9%)*(6)	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan (LIBOR + 7.250%, 1.250% Floor)	12/21/2025	10,000,000	10,000,000	10,000,000
				10,000,000	10,000,000	10,000,000
Avantor, Inc. (0.1%)*(5)(8)(10)(11)	Wholesale	Common Stock (1,867,356 units)			467,171	767,144
					467,171	767,144
Aviation Technical Services, Inc. (4.1%)*(4)(5)	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)	3/31/2022	25,000,000	25,000,000	21,795,000
				25,000,000	25,000,000	21,795,000
BRG Sports, Inc. (0.7%)*(5)(6)	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)	6/15/2023	3,480,384	3,474,606	3,445,232
				3,480,384	3,474,606	3,445,232
Brook & Whittle Holding Corp. (0.7%)*(4)(5)	Containers, Packaging & Glass	Senior Secured First Lien Delayed Draw Term Loan (LIBOR + 5.250%, 1.000% Floor)	10/17/2024	699,967	697,464	682,888
		Senior Secured First Lien Term Loan (LIBOR + 5.250%, 1.000% Floor)	10/17/2024	2,976,219	2,965,575	2,903,599
				3,676,186	3,663,039	3,586,487
Callaway Golf Co. (0.0%)*(5)(6)	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 4.500%, 1.000% Floor)	01/04/2026	46,000	45,422	46,060
				46,000	45,422	46,060
CM Finance SPV LLC (0.0%)*(5)	Banking, Finance, Insurance & Real Estate	Subordinated Notes (3.000%)	06/24/2021	35,600	35,600	35,600
				35,600	35,600	35,600

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2020
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
CPI International, Inc. (1.5%)*(5)(6)	Aerospace & Defense	Senior Secured Second Lien Term Loan (LIBOR + 7.250%, 1.000% Floor)	7/28/2025	$8,575,302	$8,558,896	$7,928,725
				8,575,302	8,558,896	7,928,725
CT Technologies Intermediate Holdings, Inc. (1.3%)*(5)(6)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor)	12/16/2025	7,000,000	6,965,245	6,965,000
				7,000,000	6,965,245	6,965,000
DataOnline Corp. (3.1%)*(4)(5)	High Tech Industries	Revolving Credit Facility (LIBOR + 6.250%, 1.000% Floor) (12)	11/13/2025	1,821,429	1,821,429	1,765,929
		Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)	11/13/2025	14,850,000	14,850,000	14,465,385
				16,671,429	16,671,429	16,231,314
Delta Air Lines, Inc. (0.2%)*(5)(7)(8)	Transportation: Consumer	Senior Secured First Lien Notes (0.0475)	10/20/2028	1,000,000	1,000,000	1,090,700
				1,000,000	1,000,000	1,090,700
Dryden 38 Senior Loan Fund, Series 2015-38A (0.7%)*(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (11.373% effective yield)	07/15/2027	7,000,000	4,308,139	3,598,000
				7,000,000	4,308,139	3,598,000
Dryden 43 Senior Loan Fund, Series 2016-43A (0.4%)*(5)(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (9.262% effective yield)	7/20/2029	3,620,000	2,513,635	1,901,586
				3,620,000	2,513,635	1,901,586
Dryden 49 Senior Loan Fund, Series 2017-49A (1.8%)*(5)(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (9.989% effective yield)	7/18/2030	17,233,288	12,375,842	9,498,988
				17,233,288	12,375,842	9,498,988
Envision Healthcare Corporation (0.0%)*(5)(6)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 3.750%)	10/10/2025	49,000	33,226	40,734
				49,000	33,226	40,734
First Boston Construction Holdings, LLC (1.7%)*(5)	Banking, Finance, Insurance & Real Estate	Senior Secured First Lien Notes (12.000%)	02/23/2023	7,473,750	7,473,750	7,458,055
		Preferred Equity - 2,304,406 units(10)			1,868,437	1,307,906
				7,473,750	9,342,187	8,765,961
Friedrich Holdings, Inc. (2.0%)*(5)(6)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 6.000%, 1.000% Floor)	02/07/2023	10,421,300	10,421,300	10,263,938
				10,421,300	10,421,300	10,263,938
GK Holdings, Inc. (1.0%)*(4)(13)	Services: Business	Senior Secured Second Lien Term Loan (LIBOR + 10.250%, 1.000% Floor)	1/20/2022	10,000,000	10,000,000	5,500,000
				10,000,000	10,000,000	5,500,000
Glass Mountain Pipeline Holdings, LLC (0.0%)*(5)(6)(13)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 4.500%, 1.000% Floor)	12/23/2024	48,625	23,389	24,434
				48,625	23,389	24,434
Golden West Packaging Group LLC (0.3%)*(5)(6)	Forest Products & Paper	Senior Secured First Lien Term Loan (LIBOR + 5.250%, 1.000% Floor)	6/20/2023	1,405,738	1,405,738	1,404,332
				1,405,738	1,405,738	1,404,332
Holland Acquisition Corp. (0.0%)*(4)(13)(14)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (LIBOR + 9.000%, 1.000% Floor)	5/29/2020	3,857,305	3,733,979	108,310
				3,857,305	3,733,979	108,310
Hylan Datacom & Electrical LLC (2.1%)*(4)(5)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 10.000%, 1.000% Floor)	7/25/2022	15,255,390	15,255,390	10,983,881
				15,255,390	15,255,390	10,983,881
Impact Group, LLC (1.1%)*(4)(5)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 7.370%, 1.000% Floor)	6/27/2023	5,734,462	5,734,462	5,548,092
				5,734,462	5,734,462	5,548,092
Innovative XCessories & Services, LLC (0.6%)*(4)(5)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 5.200%, 1.000% Floor)	3/5/2027	2,976,933	2,950,524	2,979,016
				2,976,933	2,950,524	2,979,016

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2020
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Interflex Acquisition Company, LLC (2.2%)*(5)(6)	Containers, Packaging & Glass	Senior Secured First Lien Term Loan (LIBOR + 8.000%, 1.000% Floor)	8/18/2022	$11,553,578	$11,543,801	$11,533,937
				11,553,578	11,543,801	11,533,937
Iqor US Inc. (2.7%)*	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 7.500%, 1.000% Floor)(5)(6)	11/19/2024	3,471,136	3,388,625	3,401,713
		Senior Secured First Lien Term Loan (LIBOR + 7.500%, 1.000% Floor)(5)(6)	11/19/2025	7,734,435	7,734,435	7,734,435
		Equity - 246,857 Shares			2,962,285	3,085,713
				11,205,571	14,085,345	14,221,861
Isagenix International, LLC (0.2%)*(4)(5)	Wholesale	Senior Secured First Lien Term Loan (LIBOR + 5.750%, 1.000% Floor)	6/16/2025	1,776,911	1,745,748	978,900
				1,776,911	1,745,748	978,900
Isola USA Corp. (1.6%)*	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 9.500%, 1.000% Floor, PIK) (4) (12) (13)	1/2/2023	11,331,641	7,016,631	8,498,730
		Common Units - 10,283,782 units(10)			—	—
				11,331,641	7,016,631	8,498,730
Ivanti Software, Inc. (1.1%)*(5)(6)	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)	12/1/2028	6,000,000	6,000,000	5,947,800
				6,000,000	6,000,000	5,947,800
JFL-WCS Partners, LLC (0.1%)*(5)	Environmental Industries	Preferred units - 618,876 (6.000%, PIK)			659,447	709,806
		Common Units - 68,764 units(10)			98,052	5,069,664
					757,499	5,779,470
Keystone Acquisition Corp. (0.3%)*(4)(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan + LIBOR + 5.250%, 1.000% Floor	5/1/2024	1,784,130	1,736,823	1,614,638
		Senior Secured Second Lien Term Loan + LIBOR + 9.250%, 1.000% Floor	5/1/2025	7,000,000	6,921,915	6,127,800
				8,784,130	8,658,738	7,742,438
LogMeIn, Inc. (0.2%)*(5)(6)(8)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 7.750%)	8/31/2027	1,000,000	980,865	995,300
				1,000,000	980,865	995,300
Magnetite XIX, Limited (1.8%)*(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (LIBOR + 7.610%)(4)	7/17/2030	2,000,000	1,893,387	1,745,800
		Subordinated Notes (9.779% effective yield)(5)	7/17/2030	13,730,209	9,451,985	7,493,948
				15,730,209	11,345,372	9,239,748
Midwest Physician Administrative Services, LLC (0.4%)*(6)	Healthcare & Pharmaceuticals	Senior Secured Second Lien Term Loan (LIBOR + 7.000%, 0.750% Floor)	8/15/2025	2,000,000	1,935,192	1,945,000
				2,000,000	1,935,192	1,945,000
Novetta Solutions, LLC (2.3%)*(5)(6)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor)	10/17/2022	1,560,779	1,522,514	1,521,291
		Senior Secured Second Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)	10/16/2023	11,000,000	10,951,758	10,574,300
				12,560,779	12,474,272	12,095,591
Offen Inc. (0.5%)*(5)(6)	Transportation: Cargo	Senior Secured First Lien Term Loan + LIBOR + 5.000%	6/21/2026	2,893,982	2,871,192	2,793,272
		Senior Secured First Lien Term Loan + LIBOR + 5.000%	6/21/2026	1,061,947	1,053,584	1,024,991
				3,955,929	3,924,776	3,818,263
Path Medical, LLC (1.7%)*(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan + LIBOR + 13.000%, 1.000% Floor, PIK (4) (6) (13)	10/11/2021	10,752,249	8,860,931	1,075,225
		Senior Secured First Lien Term Loan + LIBOR + 9.500%, 1.000% Floor, PIK(4)(6)	10/11/2021	7,943,176	7,943,176	7,943,176
		Warrants (36,716 warrants)(10)	1/9/2027		669,709	—
				18,695,425	17,473,816	9,018,401

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2020
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
PetroChoice Holdings, Inc. (1.5%)*(4)(5)	Chemicals, Plastics & Rubber	Senior Secured Second Lien Term Loan + LIBOR + 8.750%, 1.000% Floor	8/21/2023	$9,000,000	$9,000,000	$8,010,000
				9,000,000	9,000,000	8,010,000
Polymer Solutions Group Holdings, LLC (0.2%)*(5)(6)	Chemicals, Plastics & Rubber	Senior Secured First Lien Term Loan (LIBOR + 7.000%, 1.000% Floor)	6/30/2021	1,064,355	1,060,861	1,053,498
				1,064,355	1,060,861	1,053,498
Project Silverback Holdings Corp. (0.9%)*(4)	High Tech Industries	Senior Secured First Lien Term Loan (LIBOR + 3.500%, 1.000% Floor)	8/21/2024	4,837,500	4,403,234	4,819,601
				4,837,500	4,403,234	4,819,601
Proppants Holdings, LLC (0.1%)*(10)	Energy: Oil & Gas	LLC Units (161,852 units)			874,363	323,704
		LLC Units (161,852 units)			8,832	—
					883,195	323,704
PT Network, LLC (1.4%)*(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 5.500%, 1.000% Floor, 2.00% PIK)(3)	11/30/2023	8,072,834	7,729,742	7,427,007
		Partnership Units (1.441 units) (10)			—	—
				8,072,834	7,729,742	7,427,007
RateGain Technologies, Inc. (0.0%)*(5)(10)	Hotel, Gaming & Leisure	Subordinated Notes(14)	7/31/2020	440,050	440,049	—
		Subordinated Notes	7/31/2021	476,190	476,190	—
				916,240	916,239	—
Redwood Services Group, LLC (5.1%)*(5)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 8.500%, 1.000% Floor) (4)	6/6/2023	4,000,000	4,000,000	4,000,000
		Senior Secured First Lien Term Loan (LIBOR + 6.000%, 1.000% Floor)(6)	6/6/2023	12,611,712	12,611,712	12,267,412
		Senior Secured First Lien Term Loan (LIBOR + 8.500%, 1.000% Floor)(6)	6/6/2023	10,730,528	10,713,091	10,472,305
		Revolving Credit Facility (LIBOR + 6.000%, 1.000% Floor)(6)(12)	6/6/2023	287,500	287,500	208,725
				27,629,740	27,612,303	26,948,442
Resolute Investment Managers, Inc. (1.1%)*(5)(6)	Banking, Finance, Insurance & Real Estate	Senior Secured Second Lien Term Loan (LIBOR + 8.000%, 1.000% Floor)	4/30/2025	6,000,000	5,970,877	5,943,600
				6,000,000	5,970,877	5,943,600
Rhombus Cinema Holdings, LP (0.0%)*(5)(10)	Media: Diversified & Production	Preferred Equity (7,449 shares, 10.000% PIK)(13)			4,584,207	—
		Common Units (3,163 units)(7)			2,864,831	—
		Common Units (3,163 units)(7)			297,962	—
					7,747,000	—
RTIC Subsidiary Holdings, LLC (2.0%)*	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 7.750%, 1.250% Floor)(4)(5)(12)	9/1/2025	10,000,000	10,000,000	10,000,000
		Preferred Class A Units (142.50 units)(10)			142,500	142,500
		Preferred Class B Units (142.50 units)(10)			142,500	142,500
		Common Units (150 units)(10)			15,000	15,000
				10,000,000	10,300,000	10,300,000
SavATree, LLC (0.8%)*(4)(5)	Environmental Industries	Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor)	6/2/2022	4,283,931	4,283,931	4,273,221
				4,283,931	4,283,931	4,273,221
SFP Holding, Inc. (3.3%)*(5)	Construction & Building	Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)(4)(12)	9/1/2022	16,560,532	16,540,362	16,560,532
		Equity - 0.803% of outstanding equity(10)			711,698	548,007
				16,560,532	17,252,060	17,108,539

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2020
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Simplified Logistics, LLC (4.1%)*(4)(5)	Services: Business	Senior Secured First Lien Term Loan (LIBOR + 6.500%, 1.000% Floor)	2/28/2022	$17,323,831	$17,323,831	$17,058,776
		Senior Secured First Lien Term Loan (LIBOR + 6.500%, 1.000% Floor)	2/28/2022	971,277	971,277	956,417
		Revolving Credit Facility (LIBOR + 6.500%, 1.000% Floor)	2/28/2022	3,533,333	3,533,333	3,482,807
				21,828,441	21,828,441	21,498,000
SMART Financial Operations, LLC (0.1%)*(5)(10)	Banking, Finance, Insurance & Real Estate	Preferred Equity (1,000,000 units)			1,000,000	$490,000
					1,000,000	490,000
Smile Doctors, LLC (2.6%)*(4)(5)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan (LIBOR + 6.000%, 1.000% Floor)	10/6/2022	13,805,148	13,786,625	13,587,027
				13,805,148	13,786,625	13,587,027
Sound Point CLO XX, Ltd. (0.5%)*(5)(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (8.553% effective yield)	7/26/2031	4,489,000	3,508,513	$2,824,030
				4,489,000	3,508,513	2,824,030
Starfish Holdco, LLC (0.4%)*(4)(5)	High Tech Industries	Senior Secured Second Lien Term Loan (LIBOR + 9.000%, 1.000% Floor)	8/18/2025	2,000,000	1,982,268	1,919,600
				2,000,000	1,982,268	1,919,600
Team Car Care, LLC (2.6%)*(4)(5)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 8.000%, 1.000% Floor)	2/23/2023	13,624,819	13,624,819	13,529,446
				13,624,819	13,624,819	13,529,446
Team Services Group (1.8%)*(5)(6)	Services: Consumer	Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor)	12/20/2027	5,000,000	4,850,000	4,825,000
		Senior Secured Second Lien Term Loan (LIBOR + 9.000%, 1.000% Floor)	12/18/2028	5,000,000	4,850,000	4,900,000
				10,000,000	9,700,000	9,725,000
The Octave Music Group, Inc. (1.3%)*(5)(6)	Media: Diversified & Production	Senior Secured First Lien Term Loan (LIBOR + 5.250%, 1.000% Floor, 0.75% PIK)	5/29/2025	7,793,103	7,727,145	6,780,000
				7,793,103	7,727,145	6,780,000
True Religion Apparel, Inc. (0.0%)*	Retail	Senior Secured First Lien Term Loan (10.000%)(13)	10/27/2022	179,437	133,654	12,094
		Common Stock - 2,448 shares(10)			—	—
		Warrants - 1,122 warrants(10)			—	—
				179,437	133,654	12,094
Velocity Pooling Vehicle, LLC (0.2%)*(5)	Automotive	Senior Secured First Lien Term Loan (LIBOR + 11.000%, 1.000% Floor, PIK)(4)	4/28/2023	871,784	838,397	871,784
		Common Units - 4,676 units(10)			259,937	11,035
		Warrants - 5,591 warrants(10)	3/30/2028		310,802	13,195
				871,784	1,409,136	896,014
VOYA CLO 2015-2, LTD. (0.7%)*(5)(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (0.516% effective yield)	7/19/2028	10,735,659	5,792,260	3,657,639
				10,735,659	5,792,260	3,657,639
VOYA CLO 2016-2, LTD. (0.8%)*(5)(7)(8)(9)	Multi-Sector Holdings	Subordinated Notes (2.808% effective yield)	7/19/2028	11,088,290	7,333,317	4,407,595
				11,088,290	7,333,317	4,407,595

Walker Edison Furniture Company LLC (5.2%)*(5)	Consumer Goods: Durable	Senior Secured First Lien Term Loan (LIBOR + 8.750%) (4)	9/26/2024	1,975,000	1,975,000	1,975,000
		Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)(4)	9/26/2024	14,250,000	14,250,000	14,250,000
		Common Units - 2,000 units (10)			2,000,000	11,000,000
				16,225,000	18,225,000	27,225,000
Watermill-QMC Midco, Inc. (0.0%)*(5)(10)	Automotive	Equity (1.62% partnership interest)			902,277	—
					902,277	—

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2020
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
Wawona Delaware Holdings, LLC (0.0%)*(4)(5)	Beverage & Food	Senior Secured First Lien Term Loan (LIBOR + 4.750%, 1.000% Floor)	9/11/2026	$49,375	$46,869	$48,141
				49,375	46,869	48,141
West Dermatology, LLC (1.3%)*(5)(6)	Healthcare & Pharmaceuticals	Senior Secured First Lien Term Loan + LIBOR + 7.500%, 1.000% Floor(12)	2/11/2025	726,672	726,672	613,498
		Senior Secured First Lien Term Loan (LIBOR + 6.000%, 1.000% Floor, 0.75% PIK)	2/11/2025	1,657,459	1,657,459	1,614,033
		Revolving Credit Facility (LIBOR + 6.000%, 1.000% Floor, 0.75% PIK)	2/11/2025	4,739,503	4,739,503	4,617,698
				7,123,634	7,123,634	6,845,229
Wok Holdings Inc. (0.0%)*(5)(6)	Retail	Senior Secured First Lien Term Loan (LIBOR + 6.250%, 1.000% Floor)	3/31/2026	49,125	33,080	42,758
				49,125	33,080	42,758
Subtotal Non–Control / Non–Affiliate Investments (89.9%)				$536,876,307	$521,483,006	$472,813,820
Control / Affiliate Investments(15)
1888 Industrial Services, LLC (0.3%)*(5)	Energy: Oil & Gas	Revolving Credit Facility (LIBOR + 5.000%, 1.000% Floor)(4)(12)	9/30/2021	1,243,924	1,243,924	1,243,924
		Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor)(4)(13)	9/30/2021	431,176	403,717	431,176
		Senior Secured First Lien Term Loan (LIBOR + 5.000%, 1.000% Floor, PIK)(4)(13)	9/30/2021	3,534,740	3,315,574	—
		Senior Secured First Lien Term Loan (LIBOR + 8.000%, 1.000% Floor, PIK) (4)(13)	9/30/2021	9,286,929	6,816,029	—
		Units (6,122.765 units)(10)			—	—
				14,496,769	11,779,244	1,675,100
Black Angus Steakhouses, LLC (2.7%)*	Hotel, Gaming & Leisure	Senior Secured First Lien Term Loan + LIBOR + 9.000%, 1.000% Floor, PIK(4)(5)(13)	6/30/2022	21,573,552	20,457,589	9,060,892
		Senior Secured First Lien Term Loan + LIBOR + 9.000%, 1.000% Floor(4)(5)	6/30/2022	1,897,321	1,897,321	1,897,321
		Senior Secured First Lien Term Loan + LIBOR + 9.000%, 1.000% Floor(6)(12)	6/30/2022	3,055,556	3,055,556	3,055,556
		Equity (44.60% of outstanding equity)(5)			—	—
				26,526,429	25,410,466	14,013,769
Caddo Investors Holdings 1 LLC (1.2%)*(5)(12)(16)	Forest Products & Paper	Equity - 12.250% LLC Interest			5,072,149	6,366,372
					5,072,149	6,366,372
Charming Charlie LLC (0.1%)*	Retail	Senior Secured First Lien Delayed Draw Term Loan (20.000%)(13)(14)	5/15/2020	769,967	769,967	396,225
		Senior Secured First Lien Term Loan (LIBOR + 10.000%, 1.000% Floor)(4)(13)	4/24/2023	7,590,773	5,859,128	—
		Senior Secured First Lien Term Loan 20.000%(13)(14)	5/15/2020	138,517	138,517	71,281
		Common Stock (34,923,249 shares)(10)			—	—
				8,499,257	6,767,612	467,506
Dynamic Energy Services International LLC (0.1%)*(5)	Energy: Oil & Gas	Senior Secured First Lien Term Loan (13.500% PIK) (4)(13)	12/31/2021	7,049,577	4,449,025	493,470
		Common Units - 6,500,000 shares(10)			—	—
				7,049,577	4,449,025	493,470
Kemmerer Operations, LLC (0.7%)*(5)	Metals & Mining	Senior Secured First Lien Term Loan + 15.000% PIK	6/21/2023	2,130,353	2,130,353	2,130,353
		Senior Secured First Lien Delayed Draw Term Loan + 15.000% PIK(12)	6/21/2023	399,366	399,366	399,366
		LLC Units (6.7797 units)(10)			962,717	962,760
				2,529,719	3,492,436	3,492,479
MCM 500 East Pratt Holdings, LLC (1.4%)*(8)(10)	Banking, Finance, Insurance & Real Estate	Equity - 5,000,000 units			5,000,000	7,350,000
					5,000,000	7,350,000

Sierra Income Corporation
Consolidated Schedule of Investments— (Continued)
As of December 31, 2020
Company(1)(2)	Industry	Type of Investment	Maturity	Par Amount	Cost	Fair Value
MCM Capital Office Park Holdings LLC (3.0%)*(8)(10)	Banking, Finance, Insurance & Real Estate	Equity - 7,500,000 units			$7,500,000	$15,525,000
					7,500,000	15,525,000
Sierra Senior Loan Strategy JV I LLC (15.6%)*(8)(16)	Multi-Sector Holdings	Equity (89.01% ownership of SIC Senior Loan Strategy JV I LLC)			110,050,000	81,788,964
					110,050,000	81,788,964
Subtotal Control / Affiliate Investments (25.0%)				$59,101,751	$179,520,932	$131,172,660
Total Investments, December 31, 2020*				$595,978,058	$701,003,938	$603,986,480
Money Market Fund
Federated Institutional Prime Obligations Fund (4.8%)*(11)		Money Market (0.080%)		25,401,625	25,401,625	25,401,625
				25,401,625	25,401,625	25,401,625
State Street Institutional Liquid Reserves Fund (2.4%)*(11)		Money Market (0.100%)		12,683,935	12,686,471	12,685,203
				12,683,935	12,686,471	12,685,203
Total Money Market Fund, December 31, 2020 (7.2%)				$38,085,560	$38,088,096	$38,086,828
*	Fair value as a percentage of net assets.
(1)
All of the Company's investments are domiciled in the United States except for AMMC CLO 22, Limited Series 2018-22A, AMMC CLO 23, Ltd. Series 2020-23A, Apidos CLO XXIV, Series 2016-24A, Dryden 43 Senior Loan Fund, Series 2016-43A, Dryden 49 Senior Loan Fund, 2017-49A, Magnetite XIX, Limited, Sound Point CLO XX, Ltd., VOYA CLO 2016-2, LTD., and VOYA CLO 2015-2, LTD., which are all domiciled in the Cayman Islands. All foreign investments were denominated in US Dollars.

(2)	Unless otherwise indicated, all securities are valued using significant unobservable inputs, which are categorized as Level 3 assets under the definition of ASC 820 fair value hierarchy.
(3)	The interest rate on these loans is subject to a base rate plus 6 Month “6M” LIBOR, which at December 31, 2020 was 0.34%. The interest rate is subject to a minimum LIBOR floor.
(4)	The interest rate on these loans is subject to a base rate plus 3 Month “3M” LIBOR, which at December 31, 2020 was 0.24%. The interest rate is subject to a minimum LIBOR floor.
(5)	An affiliated fund that is managed by an affiliate of SIC Advisors LLC also holds an investment in this security.
(6)	The interest rate on these loans is subject to a base rate plus 1 Month “1M” LIBOR, which at December 31, 2020 was 0.14%. The interest rate is subject to a minimum LIBOR floor.
(7)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities represent a fair value of $51,094,601 or 9.7% of net assets as of December 31, 2020 and are considered restricted securities subject to legal restrictions on sales.

(8)
The investment is not a qualifying asset under Section 55 of the Investment Company Act of 1940 (the “1940 Act”). Non-qualifying assets represent 30.0% of the Company's portfolio at fair value as of December 31, 2020.

(9)
This investment is in the equity class of a collateralized loan obligation (“CLO”). The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to debt holders and fund expenses. The current estimated yield is based on the current projections of this excess cash flow taking into account assumptions that have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(10)	Security is non-income producing.
(11)	Represents securities in Level 1 in the ASC 820 table (see Note 4).
(12)	The investment has an unfunded commitment as of December 31, 2020. For further details see Note 11. Fair value includes an analysis of the unfunded commitment.
(13)	The investment was on non-accrual status as of December 31, 2020.
(14)	The investment is past due as of December 31, 2020.
(15)
Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns at least 5% but no more than 25% of the voting securities or we are under common control with such portfolio company. Control Investments are defined by the 1940 Acts as investments in companies in which the Company owns more than 25% of the voting securities or maintains power to exercise control over the management or policies of such portfolio company.

(16)	As a practical expedient, the Company uses NAV to determine the fair value of this investment.
See accompanying notes to the consolidated financial statements.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements
December 31, 2021
Note 1. Organization
Sierra Income Corporation (the “Company”) was incorporated under the general corporation laws of the State of Maryland on June 13, 2011 and formally commenced operations on April 17, 2012. The Company is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company is externally managed by SIC Advisors LLC (“SIC Advisors”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). SIC Advisors is a wholly owned subsidiary of Medley LLC.
The Company has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s fiscal year-end is December 31.
On August 15, 2013, the Company formed Arbor Funding LLC ("Arbor"), a wholly-owned financing subsidiary.
On June 18, 2014, the Company formed Alpine Funding LLC ("Alpine"), a wholly-owned financing subsidiary.
On July 2, 2020, the Company purchased STRF Holdings LLC ("STRF"), a wholly-owned subsidiary, which holds certain equity investments.
The Company has formed certain taxable subsidiaries (the “Taxable Subsidiaries”), which are taxed as corporations for U.S. federal income tax purposes. Taxable Subsidiaries allow the Company to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements applicable to a RIC under the Code.
The Company’s investment objective is to generate current income, and to a lesser extent, long-term capital appreciation. The Company intends to meet its investment objective by investing primarily in the debt of privately owned U.S. companies with a focus on senior secured debt, second lien debt and, to a lesser extent, subordinated debt. The Company will originate transactions sourced through SIC Advisors’ direct origination network, and also expects to acquire debt securities through the secondary market. The Company may make equity investments in companies that it believes will generate appropriate risk adjusted returns, although it does not expect such investments to be a substantial portion of the portfolio.
Termination of the Agreements and Plan of Mergers with Medley Capital Corporation
On July 29, 2019, the Company entered into the Amended and Restated Agreement and Plan of Merger, dated as of July 29, 2019 (the “Amended MCC Merger Agreement”), by and between Medley Capital Corporation (“MCC”) and the Company, pursuant to which MCC would, on the terms and subject to the conditions set forth in the Amended MCC Merger Agreement, merge with and into the Company, with the Company as the surviving company in the merger (the “MCC Merger”). In addition, on July 29, 2019, the Company entered into the Amended and Restated Agreement and Plan of Merger, dated as of July 29, 2019 (the “Amended MDLY Merger Agreement”), by and among Medley Management, Inc., a publicly traded asset management firm, the Company, and Sierra Management, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which MDLY would, on the terms and subject to the conditions set forth in the Amended MDLY Merger Agreement, merge with and into Merger Sub, with Merger Sub as the surviving company in the merger (the “MDLY Merger” together with the MCC Merger, the “Proposed Mergers”).
Section 9.1(c) of the Amended MCC Merger Agreement and Section 9.1(c) of the Amended MDLY Merger Agreement each permitted the Company and either MCC or MDLY, as applicable, to terminate the Amended MCC Merger Agreement and the Amended MDLY Merger Agreement, respectively, if the MCC Merger or the MDLY Merger, as applicable, had not been consummated on or before March 31, 2020 (the “Outside Date”). On May 1, 2020, the Company terminated both the Amended MCC Merger Agreement and the Amended MDLY Merger Agreement effective as of May 1, 2020, as the Outside Date had passed and neither the MCC Merger or the MDLY Merger had been consummated. In determining to terminate the Amended MCC Merger Agreement and the Amended MDLY Merger Agreement, the Company considered a number of factors, including, among

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
other factors, changes in the relative valuations of the Company, MCC, and MDLY, the changed circumstances and the unpredictable economic conditions resulting from the global health crisis caused by the coronavirus (COVID-19) pandemic, and the uncertainty regarding the parties’ ability to satisfy the conditions to closing in a timely manner.
Agreement and Plan of Barings BDC Merger
On September 21, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Barings BDC, Inc., a Maryland corporation (“BBDC”), Mercury Acquisition Sub, Inc., a Maryland corporation and a direct wholly owned subsidiary of BBDC (“Acquisition Sub”), the Company and Barings LLC, a Delaware limited liability company and investment adviser to BBDC (“Barings”). The Merger Agreement provided that, on the terms and subject to the conditions set forth in the Merger Agreement, Acquisition Sub would merge with and into the Company, with the Company continuing as the surviving company and as a wholly owned subsidiary of BBDC (the “First Merger”) and, immediately thereafter, the Company would merge with and into BBDC, with BBDC continuing as the surviving company (together with the First Merger, the “Merger”). The boards of directors of both BBDC and the Company, including all of the respective independent directors, approved the Merger Agreement and the transactions contemplated therein. The parties to the Merger Agreement intend the Merger to be treated as a “reorganization” within the meaning of Section 368(a) of the Code.
On February 25, 2022, subsequent to fiscal year-end the Company completed the Merger pursuant to the terms and conditions the Merger Agreement.
In the First Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time of the First Merger (excluding any shares cancelled pursuant to the Merger Agreement) was converted into the right to receive (i) $0.9783641 per share in cash, without interest, from Barings and (ii) 0.44973 of a validly issued, fully paid and non-assessable share of BBDC common stock, par value $0.001 per share.
In connection with the closing of the Merger, the Company and BBDC took steps necessary to provide for the repayment of the Alpine Credit Facility (as defined below). In addition, in connection with the closing of the Merger, BBDC entered into an amendment and restatement of its investment advisory agreement with Barings, effective as of the closing of the Merger, to raise the annualized hurdle rate thereunder from 8.0% to 8.25%. Following the closing of the Merger, BBDC also entered into a credit support agreement with Barings, for the benefit of the combined company, to protect against net cumulative unrealized and realized losses of up to $100.0 million on the acquired Company investment portfolio over the next ten years.
Medley Bankruptcy Case
On March 7, 2021, Medley LLC, SIC Advisors’ parent company, commenced a voluntary case (the “Medley Bankruptcy Case”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtor is the sole member of the investment adviser, SIC Advisors, and the administrator, Medley Capital LLC, of the Company. Following the commencement of the Medley Bankruptcy Case, the Debtor continued to manage its business as a debtor in possession under the Bankruptcy Code. The Debtor, Medley Capital LLC and the Official Committee of Unsecured Creditors appointed in the Medley Bankruptcy Case reached agreement on the terms of a chapter 11 plan, which was filed with the Bankruptcy Court on August 13, 2021, and ultimately confirmed by the Bankruptcy Court on October 14, 2021 (as supplemented and modified, the Modified Third Amended Combined Disclosure Statement Chapter 11 Plan of Medley LLC, the “Plan”). The Plan became effective on October 18, 2021 (the “Effective Date”).
The Plan provides for a limited restructuring in chapter 11 to enable the Debtor to maximize the value of its remaining contracts (the “Remaining Contracts”) over a short run-off period, until the Remaining Contracts are terminated, subject to an end date of March 31, 2022 (the “Run-Off End Date”). The Remaining Contracts consist of investment management agreements between the Debtor’s subsidiary advisers and third-party clients, including the Company’s investment advisory agreement and related agreements with SIC Advisors and its

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
administration agreement and related agreements with Medley Capital LLC. The Debtor does not have its own employees, and in order to provide for the continued performance of the Debtor’s subsidiaries under the Remaining Contracts, the Plan establishes a compensation plan for Medley Capital LLC’s employees (the “Non-Debtor Compensation Plan”). The Non-Debtor Compensation Plan is designed to retain certain key Medley Capital LLC employees to service the Remaining Contracts, including the Company’s investment advisory agreement with SIC Advisors and pursuant to the Non-Debtor Compensation Plan, the Company agreed to contribute $2.1 million of a total cost of $5.7 million to fund the Non-Debtor Compensation Plan. The Company’s obligations under the Non-Debtor Compensation Plan expired on January 31, 2022, while Medley Capital’s obligations under the Non-Debtor Compensation Plan expired on the Run-Off End Date. The Plan also contemplates that SIC Advisors LLC will continue to honor its obligations under the Company’s investment advisory agreement until the termination thereof. Accordingly, the Company’s arrangements with SIC Advisors and Medley Capital LLC remained in place until the closing of the Merger.
Note 2. Significant Accounting Policies
Basis of Presentation
The Company follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 946 - Financial Services, Investment Companies ("ASC 946"). The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”) and includes the accounts of the Company and its wholly-owned subsidiaries, Alpine, Arbor, STRF and the Taxable Subsidiaries. All intercompany balances and transactions have been eliminated in consolidation. All references made to the “Company,” “we,” and “us” herein include Sierra Income Corporation and its consolidated subsidiaries, except as stated otherwise. All intercompany balances and transactions have been eliminated.
Cash and Cash Equivalents
The Company considers cash equivalents to be highly liquid investments or investments with original maturities of three months or less. Cash and cash equivalents include deposits in money market mutual funds. The Company deposits its cash in major United States financial institutions which, at times, may be in excess of the Federal Deposit Insurance Corporation insurance limits.
Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Deferred Financing Costs
Financing costs, incurred in connection with the Company’s credit facilities (see Note 6), are deferred and amortized over the life of each corresponding facility.
Deferred Transaction Costs
Transaction costs incurred in connection with the Proposed Mergers (see Note 1), were deferred until the closing or termination of the Proposed Mergers. On May 1, 2020, the Company terminated the Amended MCC Merger Agreement and the Amended MDLY Merger Agreement. As a result of the foregoing, the deferred transaction costs were recorded as a component of professional fees and general and administrative expenses on the Company’s Consolidated Statements of Operations for the period ended December 31, 2020.
Revenue Recognition
Interest income, adjusted for amortization of premiums and accretion of discounts, is recorded on an accrual basis. The Company records amortized or accreted discounts or premiums as interest income using the effective interest method. Dividend income, which represents dividends from equity investments and distributions from subsidiaries, if any, is recognized on an accrual basis to the extent that the Company expects to collect such amount.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Fee income associated with investments in portfolio companies is recognized as income in the period that the Company becomes entitled to such fees. Other fees related to loan administration requirements are capitalized as deferred revenue and recorded into income over the term of the loans.
Prepayment penalties received by the Company for debt instruments paid back to the Company prior to the maturity date are recorded as income upon receipt.
The Company holds debt investments that contain a payment-in-kind ("PIK") interest provision. PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is recorded on an accrual basis to the extent such amounts are expected to be collected. PIK interest is not accrued if the Company does not expect the issuer to be able to pay all principal and interest when due. For the years ended December 31, 2021, 2020 and 2019, the Company earned $2,324,724, $2,024,218 and $4,155,616 in PIK interest, respectively.
Investment transactions are accounted for on a trade-date basis. Realized gains or losses on investments are measured by the difference between the net proceeds from the disposition and the amortized cost basis of investment, without regard to unrealized gains or losses previously recognized. The following table reflects realized losses related to certain non-cash restructuring transactions during the years ended December 31, 2021, 2020 and 2019:
	2021	2020	2019
Realized loss from non-controlled/non-affiliated investments	$ —	$(7,627,874)	$(6,990,377)
Realized loss from controlled/affiliated investments	—	—	(16,060,644)
Total	$—	$(7,627,874)	$(23,051,021)
These realized losses are recorded on the Consolidated Statements of Operations as a component of net realized gain/(loss) from non-controlled/non-affiliated investments and net realized gain/(loss) from controlled/affiliated investments. The Company reports changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation/(depreciation) on investments in the Consolidated Statements of Operations. For total return swap transactions (see Note 5), periodic payments are received or made at the end of each settlement period, but prior to settlement are recorded as realized gains or losses on total return swap in the Consolidated Statements of Operations.
Management reviews all loans that become 90 days or more past due on principal and interest or when there is reasonable doubt that principal or interest will be collected for possible placement on management's designation of non-accrual status. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Loans on non-accrual status are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current, although the Company may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2021 certain investments in eight portfolio companies were on non-accrual status with a combined cost of $79,430,644, or 14.4% of the cost of the Company's portfolio, and a combined fair value of $35,509,566, or 7.5% of the fair value of the Company's portfolio. As of December 31, 2020, certain investments in twelve portfolio companies were on non-accrual status with a combined cost of $83,537,754, or 11.9% of the cost of the Company's portfolio, and a combined fair value of $30,649,219, or 5.1% of the fair value of the Company's portfolio.
Interest income from investments in the “equity” class of a collateralized loan obligation ("CLO") security (typically subordinated notes) is recorded based upon an estimation of an effective yield to expected maturity utilizing assumed cash flows in accordance with ASC 325-40, Beneficial Interests in Securitized Financial Assets. The Company monitors the expected cash flows from these investments, including the expected residual payments, and the effective yield is determined and updated periodically. Any difference between the cash distribution received and the amount calculated pursuant to the effective interest method is recorded as an adjustment to the cost basis of such investments.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Investment Classification
The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, the Company would be deemed to “control” a portfolio company if it owns more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company. The Company refers to such investments in portfolio companies that it “controls” as “Controlled Investments.” Under the 1940 Act, the Company would be deemed to be an “Affiliated Person” of a portfolio company if it owns at least 5%, but no more than 25%, of the portfolio company’s outstanding voting securities or if it is under common control with such portfolio company. The Company refers to such investments in Affiliated Persons as “Affiliated Investments.”
Valuation of Investments
The Company applies fair value accounting to all of its financial instruments in accordance with the 1940 Act and ASC Topic 820 - Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework used to measure fair value and requires disclosures for fair value measurements. In accordance with ASC 820, the Company has categorized its financial instruments carried at fair value, based on the priority of the valuation technique, into a three-level fair value hierarchy as discussed in Note 4. Fair value is a market-based measure considered from the perspective of the market participant who holds the financial instrument rather than an entity specific measure. Therefore, when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that management believes market participants would use in pricing the financial instrument at the measurement date.
Investments for which market quotations are readily available are valued at such market quotations, which are generally obtained from an independent pricing service or multiple broker-dealers or market makers. The Company weighs the use of third-party broker quotations, if any, in determining fair value based on management's understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer. However, debt investments with remaining maturities within 60 days that are not credit impaired are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined by the Company’s board of directors based upon input from management and third-party valuation firms. Because these investments are illiquid and there may not be any directly comparable companies whose financial instruments have observable market values, these loans are valued using a fundamental valuation methodology, consistent with traditional asset pricing standards, that is objective and consistently applied across all loans and through time.
Investments in investment companies are valued at fair value. Fair values are generally determined utilizing the net asset value ("NAV") supplied by, or on behalf of, management of each investment company, which is net of management and incentive fees or allocations charged by the investment company and is in accordance with the "practical expedient", as defined by ASC 820. NAVs received by, or on behalf of, management of each investment company are based on the fair value of the investment company's underlying investments in accordance with policies established by management of each investment company, as described in each of their financial statements and offering memorandum.
The methodologies utilized by the Company in estimating the fair value of its investments categorized as Level 3 generally fall into the following two categories:
•
The “Market Approach” uses prices and other relevant information generated by market transactions involving identical or comparable assets, liabilities, or a group of assets and liabilities, such as a business.

•
The “Income Approach” converts future amounts (for example, cash flows or income and expenses) to a single current (that is, discounted) amount. When the Income Approach is used, the fair value measurement reflects current market expectations about those future amounts.

The Company uses third-party valuation firms to assist the board of directors in the valuation of its portfolio investments. The valuation reports generated by the third-party valuation firms consider the evaluation of financing and sale transactions with third parties, expected cash flows and market based information, including

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
comparable transactions, performance multiples, and movement in yields of debt instruments, among other factors. Based on market data obtained from the third-party valuation firms, the Company uses a combined market yield analysis and an enterprise model of valuation. In applying the market yield analysis, the value of the Company’s loans is determined based upon inputs such as the coupon rate, current market yield, interest rate spreads of similar securities, the stated value of the loan, and the length to maturity. In applying the enterprise model, the Company uses a waterfall analysis which takes into account the specific capital structure of the borrower and the related seniority of the instruments within the borrower’s capital structure into consideration. To estimate the enterprise value of the portfolio company, the Company weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.
The methodologies and information that the Company utilizes when applying the Market Approach for performing investments includes, among other things:
•	valuations of comparable public companies (“Guideline Comparable Approach”);
•	recent sales of private and public comparable companies (“Guideline Comparable Approach”);
•	recent acquisition prices of the company, debt securities or equity securities (“Recent Arms-length Transaction”);
•	external valuations of the portfolio company, offers from third parties to buy the company (“Estimated Sales Proceeds Approach”);
•	subsequent sales made by the company of its investments (“Expected Sales Proceeds Approach”); and
•	estimating the value to potential buyers.
The methodologies and information that the Company utilizes when applying the Income Approach for performing investments includes:
•	discounting the forecasted cash flows of the portfolio company or securities (“Discounted Cash Flow” or “DCF” Approach); and
•	Black-Scholes model or simulation models or a combination thereof (Income Approach – Option Model) with respect to the valuation of warrants.
For non-performing investments, the Company may estimate the liquidation or collateral value of the portfolio company’s assets and liabilities using an expected recovery model. The Company may estimate the fair value of warrants based on a model such as the Black-Scholes model or simulation models or a combination thereof.
Over-the-counter derivative contracts, such as total return swaps (see Note 5) are fair valued using models that measure the change in fair value of reference assets underlying the swaps offset against any fees payable to the swap counterparty. The fair values of the reference assets underlying the swaps are determined using similar methods as described above for debt and equity investments where the Company also invests directly in such assets.
The Company undertakes a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:
•	the quarterly valuation process begins with each portfolio investment being initially valued by the Company's valuation professionals;
•	preliminary valuation conclusions are then documented and discussed with senior management; and
•
an independent valuation firm engaged by the Company’s board of directors prepares an independent valuation report for approximately one-third of the portfolio investments each quarter on a rotating quarterly basis on non-fiscal year-end quarters, such that each of these investments will be valued by an independent valuation firm at least twice per annum when combined with the fiscal year-end review of all the investments by independent valuation firms.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
In addition, all of the Company’s investments are subject to the following valuation process:
•	management reviews preliminary valuations and its own independent assessment;
•	the independent audit committee of the Company’s board of directors reviews the preliminary valuations of senior management and independent valuation firms; and
•
the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of SIC Advisors, the respective independent valuation firms and the audit committee.

The Company’s investments in subordinated notes are carried at fair value, which is based on a discounted cash flow model. The discounted cash flow model models both the underlying collateral (assets) and the liabilities of the CLO capital structure. The discounted cash flow model uses a set of assumptions including projected default rates, recovery rates, reinvestment rates and prepayment rates in order to arrive at estimated cash flows of the assets. The discounted cash flow model distributes the asset cash flows to the liability structure based on the payment priorities and discounts them back using appropriate market discount rates based on discount rates for comparable CLOs. The assumptions are based on available market data as well as management estimates. Additional data is used to validate the results from the discounted cash flow method, such as analysis of relevant data observed in the CLO market, review of quotes, where available, recent acquisitions and observable transactions in the subordinated notes, among other factors.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
Fair Value of Financial Instruments
The carrying amounts of certain of the Company’s financial instruments, including cash and accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are discussed in Note 6.
U.S. Federal Income Taxes
The Company has elected, and intends to qualify annually, to be treated as a RIC under Subchapter M of the Code. In order to continue to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of its investment company taxable income ( "ICTI") including PIK, as defined by the Code, and net tax-exempt interest income (which is the excess of the Company’s gross tax-exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under Subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31 of such calendar year. To the extent the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for U.S. federal excise tax purposes, the Company accrues U.S. federal excise tax, if any, on estimated excess taxable income as taxable income is earned.
The Taxable Subsidiaries accrue income taxes payable based on the applicable corporate rates on the unrealized gains generated by the investments held by the Taxable Subsidiaries. As of December 31, 2021 and 2020, the Company recorded a deferred tax liability of $1,005,191 and $2,390,596, respectively, on the Consolidated Statements of Assets and Liabilities. The change in deferred tax liabilities is included as a component of net realized and unrealized gain/(loss) on investments on the Consolidated Statements of Operations.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
ICTI generally differs from net investment income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. The Company may be required to recognize ICTI in certain circumstances in which it does not receive cash. For example, if the Company holds debt obligations that are treated under applicable tax rules as having original issue discount ("OID"), the Company must include in ICTI each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Company in the same taxable year. The Company may also have to include in ICTI other amounts that it has not yet received in cash, such as PIK interest income. Because any OID or other amounts accrued will be included in the Company’s ICTI for the year of accrual, the Company may be required to make a distribution to its stockholders in order to satisfy the minimum distribution requirements, even though the Company will not have received and may not ever receive any corresponding cash amount. ICTI also excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.
Although the Company files federal and state tax returns, the Company's major tax jurisdiction is the United States federal jurisdiction. The Company’s federal and state tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.
The Company accounts for income taxes in conformity with ASC Topic 740 - Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. Management has concluded that the provision for uncertain tax positions in the Company's financial statements is appropriate. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. There were no interest or penalties due to uncertain income tax positions at December 31, 2021, 2020 and 2019.
Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. During the years ended December 31, 2021, 2020 and 2019, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to reversal of subsidiary blocker level income, and net operation losses.
	As of December 31,
	2021	2020	2019
Capital in excess of par value	$14,718,259	$(6,624,791)	$14,070,485
Total distributable earnings/(loss)	(14,718,259)	6,624,791	(14,070,485)
The following table reflects, for U.S. federal income tax purposes, the sources of the cash distributions that the Company has paid on its common stock during the years ended December 31, 2021, 2020 and 2019:
	2021		2020		2019
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Ordinary income	$12,287,751	100.0%	$—	—%	$38,237,797	59.6%
Tax Return of Capital	—	—%	13,838,034	100.0%	25,924,607	40.4%
Distributions on a tax basis:	$12,287,751	100.0%	$13,838,034	100.0%	$64,162,404	100.0%
For U.S. federal income tax purposes, the aggregate cost of investments owned as of December 31, 2021, 2020 and 2019 was $534,962,290, $694,702,931 and $795,136,133, respectively. For the year ended December 31, 2021, gross unrealized appreciation and depreciation for U.S. federal income tax purposes were $10,809,692 and $72,988,183, respectively, resulting in net unrealized depreciation of $62,178,491. For the year ended December 31, 2020, gross unrealized appreciation and depreciation for U.S. federal income tax purposes were

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
$28,388,444 and $119,104,895, respectively, resulting in net unrealized depreciation of $90,716,451. For the year ended December 31, 2019, gross unrealized appreciation and depreciation for U.S. federal income tax purposes were $13,220,556 and $132,732,759, respectively, resulting in net unrealized depreciation of $119,512,203.
The following table shows the components of distributable earnings/(accumulated deficits) on a tax basis which includes temporary and other book/tax differences, primarily relating to wash sales, passive foreign investment company un-reversed inclusions, partnership basis adjustments, defaulted bond income accruals, upfront fees remaining to be amortized, outstanding loan fees, basis adjustments outstanding on controlled foreign corporations and open TRS swap marked to market as of December 31, 2021, 2020 and 2019:
	2021	2020	2019
Ordinary income	$2,395,129	$—	$—
Other temporary differences	—	—	—
Short term capital loss carryover	(21,249,371)	(21,494,988)	(21,992,433)
Long term capital loss carryover	(234,155,700)	(210,582,597)	(136,948,241)
Unrealized appreciation (depreciation)	(64,852,915)	(93,021,716)	(119,666,572)
Components of tax distributable earnings/(accumulated deficits) at year end	$(317,862,857)	$(325,099,301)	$(278,607,246)
Segments
The Company invests in various industries. The Company separately evaluates the performance of each of its investment relationships. However, because each of these investment relationships has similar business and economic characteristics, they have been aggregated into a single investment segment. All applicable segment disclosures are included in or can be derived from the Company’s consolidated financial statements (See Note 3).
Concentration of Credit Risk
As of December 31, 2021 and 2020, there were no individual investments representing greater than 10% of the fair value of the Company’s portfolio. As of December 31, 2021 and 2020, the Company’s largest single portfolio company investment represented approximately 7.0% and 5.2%, respectively, of the fair value of the Company’s portfolio. Income, consisting of interest, dividends, fees, other investment income and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several portfolio companies.
The Company places its cash with financial institutions and, at times, cash may exceed insured limits under applicable law.
Recent Accounting Pronouncements
In March 2020, the FASB issued ASU 2020-04, "Reference rate reform (Topic 848)—Facilitation of the effects of reference rate reform on financial reporting." The amendments in this update provide optional expedients and exceptions for applying U.S. GAAP to certain contracts and hedging relationships that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform and became effective upon issuance for all entities. The Company has agreements that have LIBOR as a reference rate with certain portfolio companies and also with certain lenders. Many of these agreements include language for choosing an alternative successor rate if LIBOR reference is no longer considered to be appropriate. Contract modifications are required to be evaluated in determining whether the modifications result in the establishment of new contracts or the continuation of existing contracts. The standard is effective as of March 12, 2020 through December 31, 2022 and the Company plans to apply the amendments in this update to account for contract modifications due to changes in reference rates. The Company is currently evaluating the impact of adopting ASU 2020-04 on its consolidated financial statements.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Note 3. Investments
The following table shows the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2021:
	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$289,419,028	52.4%	$244,751,752	51.8%
Senior secured second lien term loans	82,591,551	15.0%	84,267,041	17.8%
Subordinated notes	56,573,150	10.2%	50,916,394	10.8%
Sierra Senior Loan Strategy JV I LLC	110,050,000	19.9%	85,963,135	18.2%
Equity/warrants	13,527,865	2.4%	6,885,477	1.5%
Total	$552,161,594	100.0%	$472,783,799	100.0%
The following table shows the amortized cost and the fair value of the Company’s portfolio investments as of December 31, 2020:
	Amortized Cost	Percentage	Fair Value	Percentage
Senior secured first lien term loans	$369,385,810	52.7%	$315,490,601	52.2%
Senior secured second lien term loans	103,081,287	14.7%	93,794,917	15.5%
Senior secured first lien notes	8,473,750	1.2%	8,548,755	1.4%
Subordinated notes	65,561,840	9.4%	50,039,500	8.3%
Sierra Senior Loan Strategy JV I LLC	110,050,000	15.7%	81,788,964	13.5%
Equity/warrants	44,451,252	6.3%	54,323,743	9.0%
Total	$701,003,939	100.0%	$603,986,480	100.0%
The following table shows the composition of the Company’s portfolio investments by industry classification at amortized cost and fair value as of December 31, 2021:
	Amortized Cost	Percentage	Fair Value	Percentage
Multi-Sector Holdings	$165,861,671	30.0%	$136,083,229	28.8%
High Tech Industries	83,729,863	15.2%	86,947,002	18.4%
Services: Business	29,725,130	5.4%	29,664,556	6.3%
Healthcare & Pharmaceuticals	48,379,437	8.8%	37,181,002	7.9%
Construction & Building	15,947,627	2.9%	9,034,245	1.9%
Banking, Finance, Insurance & Real Estate	6,061,927	1.1%	5,615,834	1.2%
Consumer Goods: Durable	20,017,578	3.6%	22,762,785	4.8%
Aerospace & Defense	35,260,728	6.4%	34,083,060	7.2%
Hotel, Gaming & Leisure	42,466,034	7.7%	32,183,052	6.8%
Automotive	29,149,695	5.3%	27,157,629	5.7%
Containers, Packaging & Glass	1,885,686	0.3%	1,880,976	0.4%
Services: Consumer	14,615,973	2.6%	15,014,268	3.2%
Chemicals, Plastics & Rubber	10,030,887	1.8%	8,964,382	1.9%
Media: Diversified & Production	14,369,489	2.6%	6,658,423	1.4%
Transportation: Cargo	3,891,115	0.7%	3,916,368	0.8%
Transportation: Consumer	7,269,893	1.3%	6,795,169	1.4%
Metals & Mining	3,470,052	0.6%	4,003,822	0.8%
Energy: Oil & Gas	9,581,124	1.7%	1,100,674	0.2%
Wholesale	1,619,423	0.3%	1,217,787	0.3%
Retail	8,785,110	1.6%	2,476,761	0.5%
Beverage & Food	43,152	—%	42,775	—%
Total	$552,161,594	100%	$472,783,799	100%

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
The following table shows the composition of the Company’s portfolio investments by industry classification at amortized cost and fair value as of December 31, 2020:
	Amortized Cost	Percentage	Fair Value	Percentage
Multi-Sector Holdings	$174,660,001	24.9%	$131,792,864	21.8%
Services: Business	79,260,551	11.3%	73,716,395	12.2%
High Tech Industries	75,519,344	10.8%	71,792,022	11.9%
Healthcare & Pharmaceuticals	68,599,968	9.8%	58,275,198	9.6%
Consumer Goods: Durable	32,045,028	4.6%	41,016,292	6.8%
Construction & Building	42,928,750	6.1%	38,356,358	6.4%
Banking, Finance, Insurance & Real Estate	27,848,664	4.0%	37,620,161	6.2%
Aerospace & Defense	33,558,896	4.8%	29,723,725	4.9%
Hotel, Gaming & Leisure	36,326,705	5.2%	24,013,769	4.0%
Automotive	18,886,756	2.7%	17,404,476	2.9%
Containers, Packaging & Glass	15,206,840	2.2%	15,120,424	2.5%
Environmental Industries	5,041,430	0.7%	10,052,691	1.7%
Services: Consumer	9,700,000	1.4%	9,725,000	1.6%
Chemicals, Plastics & Rubber	10,060,861	1.4%	9,063,498	1.5%
Forest Products & Paper	6,477,887	0.9%	7,770,704	1.3%
Media: Diversified & Production	15,474,145	2.2%	6,780,000	1.1%
Transportation: Cargo	6,877,294	1.0%	6,770,781	1.1%
Transportation: Consumer	7,975,416	1.1%	6,068,082	1.0%
Metals & Mining	3,492,436	0.5%	3,492,479	0.6%
Energy: Oil & Gas	20,868,832	3.0%	2,625,018	0.4%
Wholesale	2,212,919	0.3%	1,746,044	0.3%
Retail	7,934,347	1.1%	1,012,358	0.2%
Beverage & Food	46,869	—%	48,141	—%
Total	$701,003,939	100%	$603,986,480	100%
The following table shows the composition of the Company’s portfolio investments by geography classification at fair value as of December 31, 2021 and 2020:
	December 31, 2021		December 31, 2020
Geography	Fair Value	Percentage	Fair Value	Percentage
United States	$422,663,705	89%	$553,982,580	91.7%
Cayman Islands	50,120,094	11%	50,003,900	8.3%
Total	$472,783,799	100%	$603,986,480	100%

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Transactions with Controlled/Affiliated Companies
During the years ended December 31, 2021 and 2020, the Company had investments in portfolio companies designated as controlled/affiliated investments under the 1940 Act. Transactions with controlled/affiliated investments were as follows:
December 31, 2021:
Name of Investment(1)	Type of Investment	Fair Value at December 31, 2020	Purchases/ (Sales) of Investments	Transfers In/(Out) of Investments	Net change in unrealized appreciation/ (depreciation)	Realized Gain/ (Loss)	Fair Value at December 31, 2021	Income Earned
1888 Industrial Services, LLC	Revolving Credit Facility	$1,243,924	$—	$—	$(162,078)	$—	$1,081,846	$77,585
	Senior Secured First Lien Term Loan	431,176	(6,468)	—	(458,635)	33,927	—	—
	Senior Secured First Lien Term Loan	—	56,703	—	(56,703)	—	—	—
	Senior Secured First Lien Term Loan	—	—	—	6,816,029	(6,816,029)	—	646,040
	Membership Units	—	—	—	—	—	—	—
Access Media Holdings, LLC	Senior Secured First Lien Term Loan	—	(127,680)	—	—	127,680	—	—
Caddo Investors Holdings 1 LLC	Equity	6,366,372	(7,168,287)	—	(1,294,223)	2,096,138	—	—
Black Angus Steakhouses, LLC	Senior Secured First Lien Term Loan	1,897,321	—	—	—	—	1,897,321	—
	Senior Secured First Lien Term Loan	9,060,892	599,645	—	1,078,894	—	10,739,431	227,367
	Senior Secured First Lien Term Loan	3,055,556	694,444	—	—	—	3,750,000	373,441
	Equity	—	—	—	—	—	—	—
Charming Charlie LLC	Senior Secured First Lien Term Loan	—	—	—	—	—	—	—
	Senior Secured First Lien Term Loan	—	—	—	—	—	—	—
	Senior Secured First Lien Term Loan	71,281	—	—	—	—	71,281	—
	Senior Secured First Lien Delayed Draw	396,225	—	—	—	—	396,225	—
	Common Stock	—	—	—	—	—	—	—
Dynamic Energy Services International LLC	Senior Secured First Lien Term Loan	493,470	(2,614,347)	—	3,955,555	(1,834,678)	—	1,019,886
	Equity	—	—	—	—	—	—	—
Kemmerer Operations, LLC	Senior Secured First Lien Term Loan	2,130,353	342,942	—	—	—	2,473,295	343,084
	Senior Secured First Lien Delayed Draw Term Loan	399,366	(365,326)	—	—	—	34,040	41,302
	Equity	962,760	—	—	533,727	—	1,496,487	—
MCM 500 East Pratt Holdings, LLC	Equity	7,350,000	(5,497,276)	—	(2,350,000)	497,276	—	1,204,090
MCM Capital Office Park Holdings LLC	Equity	15,525,000	(12,476,007)	—	(8,025,000)	4,976,007	—	642,965

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
December 31, 2021:
Name of Investment(1)	Type of Investment	Fair Value at December 31, 2020	Purchases/ (Sales) of Investments	Transfers In/(Out) of Investments	Net change in unrealized appreciation/ (depreciation)	Realized Gain/ (Loss)	Fair Value at December 31, 2021	Income Earned
Sierra Senior Loan Strategy JV I LLC	Equity	81,788,964	—	—	4,174,171	—	85,963,135	5,622,316
TwentyEighty, Inc.	Common Units	—	(37,764)	—	—	37,764	—	—

Total		$131,172,660	$(26,599,421)	$—	$4,211,737	$(881,915)	$107,903,061	$10,198,076
December 31, 2020:
Name of Investment(1)	Type of Investment	Fair Value at December 31, 2019	Purchases/ (Sales) of Investments	Transfers In/(Out) of Investments	Net change in unrealized appreciation/ (depreciation)	Realized Gain/ (Loss)	Fair Value at December 31, 2020	Income Earned
1888 Industrial Services, LLC	Revolving Credit Facility	$1,183,094	$60,830	—	—	—	$1,243,924	$80,161
	Senior Secured First Lien Term Loan	3,315,574	—	—	(3,315,574)	—	—	—
	Senior Secured First Lien Term Loan	2,113,617	—	—	(2,113,617)	—	—	—
	Senior Secured First Lien Term Loan	416,940	(13,223)	—	27,459	—	431,176
	Senior Secured First Lien Term Loan	79,986	(79,986)	—	—	—	—	3,860
	Senior Secured First Lien Term Loan	288,300	(288,300)	—	—	—	—	13,913
	Membership Units	—	(35,600)	—	—	—	—	—
Access Media Holdings, LLC	Senior Secured First Lien Term Loan	2,251,418	(1,045,943)	—	5,206,924	(6,412,399)	—	524,710
	Common Stock	—	—	—	—	—	—	—
	Preferred Equity	—	—	—	1,400,000	(1,400,000)	—	—
	Preferred Equity	—	—	—	700,000	(700,000)	—	—
	Preferred Equity	(88,200)	—	—	938,000	(849,800)	—	—
Black Angus Steakhouses, LLC	Senior Secured First Lien Term Loan	—	334,821	1,562,500	—	—	1,897,321	93,471
	Senior Secured First Lien Term Loan	—	—	20,457,589	(11,396,697)	—	9,060,892	—
	Senior Secured First Lien Term Loan	—	3,055,556	—	—	—	3,055,556	36,510
	Equity	—	—	—	—	—	—	—
Caddo Investors Holdings 1 LLC	Equity	5,765,253	44,667	—	556,452	—	6,366,372	—
Charming Charlie LLC	Senior Secured First Lien Term Loan	—	—	—	—	—	—	—
	Senior Secured First Lien Term Loan	—	—	—	—	—	—	—
	Senior Secured First Lien Term Loan	112,981	(12,125)	—	(29,575)	—	71,281
	Senior Secured First Lien Term Loan	628,025	(67,399)	—	(164,401)	—	396,225	—
	Common Stock	—	—	—	—	—	—	—
Dynamic Energy Services International LLC	Revolving Credit Facility	—	—	—	—	—	—	—

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
December 31, 2020:
Name of Investment(1)	Type of Investment	Fair Value at December 31, 2019	Purchases/ (Sales) of Investments	Transfers In/(Out) of Investments	Net change in unrealized appreciation/ (depreciation)	Realized Gain/ (Loss)	Fair Value at December 31, 2020	Income Earned
	Senior Secured First Lien Term Loan	692,431	—	—	(198,961)	—	493,470	(8,948)
	Equity	—	—	—	—	—	—	—
Kemmerer Operations, LLC	Senior Secured First Lien Term Loan	1,834,227	296,126	—	—	—	2,130,353	296,250
	Senior Secured First Lien Delayed Draw Term Loan	461,035	(61,669)	—	—	—	399,366	73,898
	Equity	962,760	—	—	—	—	962,760	—
MCM 500 East Pratt Holdings, LLC	Equity	7,350,000	—	—	—	—	7,350,000	423,119
MCM Capital Office Park Holdings LLC	Equity	11,775,000	—	—	3,750,000	—	15,525,000	879,369
Sierra Senior Loan Strategy JV I LLC	Equity	68,434,389	18,000,000	—	(4,645,425)	—	81,788,964	4,381,828
TwentyEighty, Inc.	Common Units	644,597	(621,650)	—	(644,597)	621,650	—	—

Total		$108,221,427	$19,566,105	$22,020,089	$(9,930,012)	$(8,740,549)	$131,172,660	$6,798,141
(1)	The par amount and additional detail are shown in the consolidated schedules of investments.
Purchases/(sales) of investments in controlled affiliates are included in the purchases and sales presented on the Consolidated Statements of Cash Flows for the year ended December 31, 2021. Transfers in/(out) of control/affiliates represents the fair value for the month an investment became or was removed as a controlled/affiliated investment. Income received from controlled/affiliates is included in total investment income on the Consolidated Statements of Operations for the years ended December 31, 2021 and 2020.
In connection with certain of the Company’s investments, the Company receives warrants which are obtained for the objective of increasing the total investment returns and are not held for hedging purposes. For the years ended December 31, 2021 and 2020, the total fair value of warrants were $41,429 and $13,195, respectively, and were included in investments at fair value on the Consolidated Statements of Assets and Liabilities. Total realized and change in unrealized gains/(losses) related to warrants for the years ended December 31, 2021, 2020 and 2019 were $28,234, ($8,274) and $75,922, respectively, and were recorded on the Consolidated Statements of Operations in those accounts. The warrants are received in connection with individual investments and are not subject to master netting arrangements.
As of December 31, 2021, the Company held investments it has made directly to 61 investee companies with aggregate principal amounts of $482.5 million. As of December 31, 2020, the Company held investments it has made directly to 67 investee companies with aggregate principal amounts of $541.1 million. During the years ended December 31, 2021, 2020 and 2019, the Company made 31, 30 and 65 investments to investee companies, respectively, with aggregate principal amounts of $124.5 million, $133.3 million and $167.8 million, respectively. The details of the Company’s investments have been disclosed on the consolidated schedule of investments as well as in Note 4.
In addition to the loans that the Company has provided, the Company has unfunded commitments to provide additional financings through undrawn term loans or revolving lines of credit. The details of such arrangements are disclosed in Note 11.
Sierra Senior Loan Strategy JV I LLC
On March 27, 2015, the Company and MassMutual Ascend Life Insurance Company (“MMALIC”) entered into a limited liability company operating agreement to co-manage Sierra Senior Loan Strategy JV I LLC (“Sierra JV”). Sierra JV is a joint venture formed as a Delaware limited liability company. All portfolio and other

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
material decisions regarding Sierra JV must be submitted to Sierra JV's board of managers, which is comprised of four members, two of whom are selected by the Company and the other two are selected by MMALIC. The Company has concluded that it does not operationally control Sierra JV. As the Company does not operationally control Sierra JV, it does not consolidate the operations of Sierra JV within the consolidated financial statements. As a practical expedient, the Company uses NAV to determine the fair value of its investment in Sierra JV; therefore, this investment has been presented as a reconciling item within the fair value hierarchy (see Note 4).
As of December 31, 2021, Sierra JV had total capital commitments of $124.6 million with the Company committing $110.1 million and MMALIC committing $14.5 million. The Company had fully funded its $110.1 million commitment and total commitments of $124.6 million were funded as of December 31, 2021.
Sierra JV’s revolving credit facility (“JV Facility”) with Deutsche Bank AG, New York Branch is secured substantially by all of Sierra JV's assets, subject to certain exclusions set forth in the JV Facility. As of December 31, 2021 and December 31, 2020, there was $84.3 million and $124.7 million outstanding under the JV Facility, respectively.
The following table shows a summary of Sierra JV's portfolio as of December 31, 2021 and December 31, 2020:
	December 31, 2021	December 31, 2020
Senior secured loans(1)	$173,810,870	$210,175,007
Weighted average current interest rate on senior secured loans(2)	5.50%	6.05%
Number of borrowers in the Sierra JV	44	52
Investments at fair value	169,916,689	196,605,878
Largest loan to a single borrower(1)	10,364,573	10,595,716
Total of five largest loans to borrowers(1)	36,485,857	38,163,663
(1)	At par value.
(2)	Computed as the (a) annual stated interest rate on accruing senior secured loans, divided by (b) total senior secured loans at principal amount.
Below is certain summarized financial information for the Sierra JV as of December 31, 2021 and 2020 , and for the years ended December 31, 2021 and 2020:
	December 31, 2021	December 31, 2020
Selected Consolidated Statement of Assets and Liabilities Information:
Investments in loans at fair value (Amortized cost of $172,205,629 and $208,071,345, respectively)	$169,916,689	$196,605,878
Cash and cash equivalents	9,316,747	17,130,001
Other assets	771,830	1,173,707
Total assets	$180,005,266	$214,909,586

Senior credit facility payable (net of deferred financing costs of $1,618,432 and $2,639,540, respectively)	$82,642,608	$122,063,405
Other liabilities	464,115	526,233
Interest payable	321,359	432,351
Total liabilities	83,428,082	123,021,989
Members’ capital	96,577,184	91,887,597
Total liabilities and members' capital	$180,005,266	$214,909,586

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
	Year ended December 31, 2021	Year ended December 31, 2020
Selected Consolidated Statement of Operations Information:
Total investment income	$12,609,925	$14,629,790
Total expenses	6,766,991	9,097,602
Net change in unrealized appreciation/(depreciation) of investments	9,176,527	4,382,782
Net realized gain/(loss) on investments	(4,013,361)	(11,709,906)
Net income/(loss)	$11,006,100	$(1,794,936)
Note 4. Fair Value Measurements
The Company follows ASC 820 for measuring the fair value of portfolio investments. Fair value is the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation models involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company’s fair value analysis includes an analysis of the value of any unfunded loan commitments. Financial investments recorded at fair value in the consolidated financial statements are categorized for disclosure purposes based upon the level of judgment associated with the inputs used to measure their value. The valuation hierarchical levels are based upon the transparency of the inputs to the valuation of the investment as of the measurement date. The three levels are defined as follows. Investments which are valued using NAV as a practical expedient are excluded from this hierarchy:
•	Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities at the measurement date.
•
Level 2 – Valuations based on inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable at the measurement date. This category includes quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in non-active markets including actionable bids from third parties for privately held assets or liabilities, and observable inputs other than quoted prices such as yield curves and forward currency rates that are entered directly into valuation models to determine the value of derivatives or other assets or liabilities.

•
Level 3 – Valuations based on inputs that are unobservable and where there is little, if any, market activity at the measurement date. The inputs for the determination of fair value may require significant management judgment or estimation and is based upon management’s assessment of the assumptions that market participants would use in pricing the assets or liabilities. These investments include debt and equity investments in private companies or assets valued using the Market or Income Approach and may involve pricing models whose inputs require significant judgment or estimation because of the absence of any meaningful current market data for identical or similar investments. The inputs in these valuations may include, but are not limited to, capitalization and discount rates, beta and Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) multiples. The information may also include pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

In addition to using the above inputs in investment valuations, the Company employs the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with the Company’s valuation policy, the Company evaluates the source of inputs, including any markets in which the Company’s investments are trading, in determining fair value.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2021:
Type of Investment(1)	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans	$ —	$ —	$244,751,752	$244,751,752
Senior secured second lien term loans	—	—	84,267,041	84,267,041
Subordinated notes	—	—	50,916,394	50,916,394
Equity/warrants	—	—	6,885,477	6,885,477
Total	$—	$—	$386,820,664	$386,820,664
Investments measured at net asset value				$85,963,135
Total Investments, at fair value				$472,783,799
(1)
Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

The following table presents the fair value measurements of the Company’s total investments, by major class according to the fair value hierarchy, as of December 31, 2020:
Type of Investment(1)	Level 1	Level 2	Level 3	Total
Asset
Senior secured first lien term loans	$—	$ —	$315,490,601	$315,490,601
Senior secured first lien notes	—	—	8,548,755	8,548,755
Senior secured second lien term loans	—	—	93,794,917	93,794,917
Subordinated notes	—	—	50,039,500	50,039,500
Equity/warrants	767,144	—	47,190,227	47,957,371
Total	$767,144	$—	$515,064,000	$515,831,144
Investments measured at net asset value				$88,155,336
Total Investments, at fair value				$603,986,480
(1)
Certain investments that are measured at fair value using NAV have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amount presented in the Consolidated Statements of Assets and Liabilities.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2021:
	Senior Secured First Lien Term Loans	Senior Secured First Lien Notes	Senior Secured Second Lien Term Loans	Subordinated Notes	Equity/ Warrants	Total
Balance, December 31, 2020	$315,490,601	$8,548,755	$93,794,917	$50,039,500	$47,190,227	$515,064,000
Purchases	110,183,973	—	16,328,558	5,092,501	601,501	132,206,533
Sales	(183,599,835)	(8,561,250)	(34,143,373)	(13,539,505)	(33,575,435)	(273,419,398)
Transfers in	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—
Amortization of discount/(premium)	296,516	—	110,773	—	—	407,289
Paid-in-kind interest income	1,669,646	—	655,078	—	—	2,324,724
Net realized gains (losses)	(8,531,631)	87,500	(3,440,773)	(541,688)	7,577,771	(4,848,821)
Net change in unrealized appreciation/ (depreciation)	9,242,482	(75,005)	10,961,861	9,865,586	(14,908,587)	15,086,337
Balance, December 31, 2021	$244,751,752	$—	$84,267,041	$50,916,394	$6,885,477	$386,820,664
Change in net unrealized appreciation/ (depreciation) in investments held as of December 31, 2021(1)	$(2,315,631)	$—	$3,460,164	$11,276,754	$(2,991,941)	$9,429,346
(1)	Amount is included in the change in unrealized appreciation/(depreciation) account in Consolidated Statements of Operations.
Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During the year ended December 31, 2021, the Company recorded no transfers from Level 3 to Level 2. During the year ended December 31, 2021, the Company recorded no transfers from Level 2 to Level 3.
The following table provides a reconciliation of the beginning and ending balances for total investments that use Level 3 inputs for the year ended December 31, 2020:
	Senior Secured First Lien Term Loans	Senior Secured First Lien Notes	Senior Secured Second Lien Term Loans	Subordinated Notes	Equity/ Warrants	Total
Balance, December 31, 2019	$328,816,197	$14,354,825	$122,817,885	$63,021,420	$38,521,450	$567,531,777
Purchases	85,861,584	1,000,000	18,050,833	1,723,670	474,802	107,110,889
Sales	(59,531,538)	(2,613,875)	(38,963,177)	(6,418,204)	(2,308,101)	(109,834,895)
Transfers in	—	—	—	—	—	—
Transfers out	—	—	—	—	—	—
Amortization of discount/(premium)	1,098,221	—	(378,606)	—	—	719,615
Paid-in-kind interest income	2,024,218	—	—	—	—	2,024,218
Net realized gains (losses)	(39,684,646)	(5,130,000)	(33,422,085)	(166,476)	(4,567,133)	(82,970,340)
Net change in unrealized appreciation/ (depreciation)	(3,093,435)	937,805	25,690,067	(8,120,910)	15,069,209	30,482,736
Balance, December 31, 2020	$315,490,601	$8,548,755	$93,794,917	$50,039,500	$47,190,227	$515,064,000
Change in net unrealized appreciation/ (depreciation) in investments held as of December 31, 2020(1)	$(11,350,094)	$(15,695)	$(2,890,942)	$(7,191,950)	$9,386,338	$(12,062,343)
(1)	Amount is included in the change in unrealized appreciation/(depreciation) account in Consolidated Statements of Operations.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Transfers between levels of the fair value hierarchy are reported at the beginning of the reporting period in which they occur. During both the year ended December 31, 2021 and 2020, the Company recorded no transfers from Level 3 to Level 2.
The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2021:
Type of Investment(5)	Fair Value	Valuation techniques	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loans(2)	$197,777,790	Income Approach (DCF)	Market Yield	5.6% - 13.3% (8.15%)
Senior Secured First Lien Term Loans	17,279,130	Market Approach	EBITDA Multiple, Revenue Multiple	0.30x - 7.50x (4.62x) / $0.40x - 0.40x (0.40x) /
Senior Secured First Lien Notes	467,506	Liquidation Value	Expected Proceeds	$0.0 - $51.46 ($51.46)
Senior Secured Second Lien Term Loans(3)	39,190,782	Income Approach (DCF)	Market Yield	10.0% - 18.1% (11.8%)
Senior Secured Second Lien Term Loans(4)	10,967,567	Recent Transaction	Recent Transaction	88.00%
Subordinated Notes	796,300	Expected Transaction	Expected Proceeds	796,300
Equity	566,078	Liquidation Value	Expected Proceeds	566,078
Equity	3,069,648	Market Approach	EBITDA Multiple, Revenue Multiple	0.30x - 8.50x (3.31x) 0.40x - 0.95x (0.95x)
Equity	3,249,751	Recent Arms-Length Transaction	Recent Arms-Length Transaction	$0.01 - $207.03 ($205.83)
Total	$273,364,552
(1)	Represents the method used when the Company has determined that market participants would use such inputs when measuring the fair value of these investments.
(2)
Excludes investments with an aggregate fair value amounting to $29,227,326 which the Company valued using unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

(3)
Excludes investments with an aggregate fair value amounting to $34,108,692 which the Company valued using unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

(4)	On January 14, 2022, the company sold its full position for a price of 88.0%.
(5)
Excludes CLO investments with an aggregate fair value amounting to $50,120,094, which the Company valued using unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
The following table presents the quantitative information about Level 3 fair value measurements of the Company’s total investments, as of December 31, 2020:
Type of Investment	Fair Value	Valuation techniques	Unobservable input(1)	Range (weighted average)
Senior Secured First Lien Term Loans	$209,276,266	Income Approach (DCF)	Market Yield	4.61% - 26.41% (7.93%)
Senior Secured First Lien Term Loans	84,351,515	Market Approach (Guideline Comparable)/ Income Approach (DCF)/ Enterprise Value Analysis	EBITDA Multiple, Expected Proceeds, Revenue Multiple, Discount Rate	2.00x - 9.50x (6.21x) / $48.00 - $115.00 ($69.29) / 0.80x - 1.00x (0.90x) / 16.9% - 18.9% (17.9%)
Senior Secured First Lien Term Loans	21,862,820	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Senior Secured First Lien Notes	8,548,755	Income Approach (DCF)	Market Yield	3.42% - 11.86% (10.78%)
Senior Secured Second Lien Term Loans	74,896,187	Income Approach (DCF)	Market Yield	7.53% - 21.50% (13.85%)
Senior Secured Second Lien Term Loans	13,998,730	Market Approach (Guideline Comparable)	EBITDA Multiple, Expected Proceeds	6.50x - 7.50x (7.00x) / $209.70 - $233.00 ($221.35)
Senior Secured Second Lien Term Loans	4,900,000	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Subordinated Notes	48,315,900	Income Approach (DCF)	Discount Rate, Projected Default rates, Recovery Rates, Reinvestment Rates, Prepayment Rates	11.02% - 21.00% (18.72%) / 2.00% - 2.00% (2.00%) / 65.00% - 65.00% (65.00%) / 98.00% - 98.00% (98.00%) / 20.00% - 25.00% (22.50%)
Subordinated Notes	1,723,600	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Equity	38,001,340	Market Approach (Guideline Comparable)/ Income Approach (DCF)/ Enterprise Value Analysis	Book Value Multiple, EBITDA Multiple, Capitalization Rate, Revenue Multiple, Expected Proceeds	0.75x - 1.00x (0.88x) / 2.00x - 9.50 (8.39x) / 7.50x - 9.30x (8.54%) / 0.50x - 1.00x (0.83x) / $0.10 - $66.20 ($2.60)
Equity	9,188,887	Recent Arms-Length Transaction	Recent Arms-Length Transaction	N/A
Total	$515,064,000
(1)	Represents the method used when the Company has determined that market participants would use such inputs when measuring the fair value of these investments.
The significant unobservable inputs used in the fair value measurement of the Company’s debt and derivative investments are market yields. Increases in market yields would result in lower fair value measurements.
The significant unobservable inputs used in the fair value measurement of the Company’s equity/warrants investments are comparable company multiples of revenue or EBITDA for the latest twelve months (“LTM”), next twelve months (“NTM”) or a reasonable period a market participant would consider. Increases in Revenue or EBITDA multiples in isolation would result in higher fair value measurement.
Note 5. Total Return Swap
On August 27, 2013, the Company, through its wholly-owned financing subsidiary, Arbor, entered into a Total Return Swap (“TRS”) with Citibank, N.A. (“Citibank”) that is indexed to a basket of loans.
The TRS with Citibank enabled Arbor to obtain the economic benefit of the loans underlying the TRS, despite the fact that such loans were not directly held or otherwise owned by Arbor, in return for an interest-type payment to Citibank.
SIC Advisors acted as the investment manager of Arbor and had discretion over the composition of the basket of loans underlying the TRS. The terms of the TRS were governed by an ISDA 2002 Master Agreement, the

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Schedule thereto and Credit Support Annex to such Schedule, and the Confirmation exchanged thereunder, between Arbor and Citibank, which collectively established the TRS, and are collectively referred to herein as the “TRS Agreement”.
On July 22, 2019, the TRS with Citibank was terminated, and the TRS was fully wound down during the year ended December 31, 2019.
Arbor was required to pay a minimum usage fee in connection with the TRS of 1.60% on the amount equal to 85% of the average daily unused portion of the maximum amount permitted under the TRS. Such minimum usage fee did not apply during the first 365 days and last 60 days of the term of the TRS. Arbor also paid Citibank customary fees in connection with the establishment and maintenance of the TRS. During the year ended December 31, 2019, Arbor paid no minimum usage fees.
Arbor was required to initially cash collateralize a specified percentage of each loan (generally 20% to 30% of the market value of such loan) included under the TRS in accordance with margin requirements described in the TRS Agreement. Arbor was restricted from removing the cash collateral posted to Citibank and was required to post additional collateral from time to time as a result of a decline in the mark-to-market value of the portfolio of loans subject to the TRS. The obligations of Arbor under the TRS Agreement were non-recourse to the Company and the Company’s exposure under the TRS Agreement was limited to the value of the Company’s investment in Arbor, which generally equaled the value of cash collateral provided by Arbor under the TRS Agreement.
Transactions in TRS contracts during the years ended December 31, 2021, 2020 and 2019 were as follows:
	2021	2020	2019
Interest income and settlement from TRS	$ —	$ —	$309,388
Traded gains/(loss) on TRS loan sales	—	—	(9,632,900)
Net realized gains/(loss) on TRS	$—	$—	$(9,323,512)

Net change in unrealized appreciation/(depreciation) on TRS	$—	$—	$6,524,904
The following table shows the volume of the Company’s derivative transactions for the years ended December 31, 2021, 2020 and 2019:
	2021	2020	2019
Average notional par amount of contracts(1)	$ —	$ —	$18,016,329
(1)
Average notional amount is based on the average month end balances for the years ended December 31, 2021 and 2020, which is representative of the volume of notional contract amounts held during each year.

Note 6. Borrowings
The following table shows the Company's outstanding debt as of December 31, 2021 and 2020:
	December 31, 2021			December 31, 2020
	Total Commitment	Balance Outstanding	Unused Commitment	Total Commitment	Balance Outstanding	Unused Commitment
Alpine Credit Facility	$180,000,000	$44,600,645	$135,399,355	$180,000,000	$145,000,000	$35,000,000
Total before deferred financing costs	180,000,000	44,600,645	135,399,355	180,000,000	145,000,000	35,000,000
Unamortized deferred financing costs	—	—	—	—	(659,266)	—
Total borrowings outstanding, net deferred financing costs	$180,000,000	$44,600,645	$135,399,355	$180,000,000	$144,340,734	$35,000,000

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
As a BDC, the Company is generally allowed to employ leverage to the extent that its asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements under the 1940 Act are met) after giving effect to such leverage. The amount of leverage that the Company employs at any time depends on its assessment of the market and other factors at the time of any proposed borrowing.
ING Credit Facility
On August 12, 2016, the Company amended its existing senior secured syndicated revolving credit facility (the “ING Credit Facility” as amended from time to time as described below) pursuant to a Senior Secured Revolving Credit Agreement (the “Revolving Credit Agreement” as amended from time to time as described below) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING Credit Facility was secured by substantially all of the Company’s assets, subject to certain exclusions as further set forth in an Amended and Restated Guarantee, Pledge and Security Agreement (the “Security Agreement”) entered into in connection with the Revolving Credit Agreement, among the Company, the subsidiary guarantors party thereto, ING Capital LLC, as Administrative Agent, each Financial Agent and Designated Indebtedness Holder party thereto and ING Capital LLC, as Collateral Agent. The ING Credit Facility also included usual and customary representations, covenants and events of default for senior secured revolving credit facilities of this nature.
On May 15, 2020, the Company entered into Amendment No. 4 to the Revolving Credit Agreement to among other things, (i) shorten the maturity date from March 31, 2021 to September 30, 2020, (ii) accelerate the amortization of the Revolving Credit Agreement, and (iii) provide for the prepayment of the outstanding loans under the Revolving Credit Agreement in an aggregate principal amount of not less than $20 million. On July 22, 2020, the Company paid all remaining outstanding obligations under the Revolving Credit Agreement. On July 31, 2020 (the “Termination Date”), the Company terminated the commitments on the Credit Agreement. The repayment of the outstanding obligations under the Revolving Credit Agreement was accounted for as a debt extinguishment in accordance with ASC 470-50, Modifications and Extinguishments, which attributed to a realized loss of $217,950 and was recorded on the Consolidated Statements of Operations as a loss on extinguishment of debt.
The Company was also required to pay a commitment fee to the lenders based on the daily unused portion of the aggregate commitments under the ING Credit Facility. The commitment fee was (i) 1.50% if the used portion of the aggregate commitments is less than or equal to 40%, (ii) 0.75% if the used portion of the aggregate commitments is greater than 40% and less than or equal to 65% or (iii) 0.50% if the used portion of the aggregate commitments is greater than 65%. The ING Credit Facility provided that the Company may use the proceeds of the ING Credit Facility for general corporate purposes, including making investments in accordance with the Company’s investment objective and strategy.
The following table shows additional information about the interest and financing costs related to the ING Credit Facility for the years ended December 31, 2021, 2020 and 2019:
	2021	2020	2019
Interest expense related to the ING Credit Facility	$—	$1,729,271	$5,508,219
Financing expenses related to the ING Credit Facility	—	1,238,677	961,380
Total interest and financing expenses related to the ING Credit Facility	$—	$2,967,948	$6,469,599

Weighted average outstanding debt balance of the ING Credit Facility	$—	$36,873,586	$93,406,301
Weighted average interest rate of the ING Credit Facility	N/A	4.6%	5.8%

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Alpine Credit Facility
On September 29, 2017, the Company’s wholly-owned, special purpose financing subsidiary, Alpine, amended its existing revolving credit facility (the “Alpine Credit Facility”) pursuant to an Amended and Restated Loan Agreement (the “Loan Agreement”) with JPMorgan Chase Bank, National Association (“JPMorgan”), as administrative agent and lender, the Financing Providers from time to time party thereto, SIC Advisors, as the portfolio manager, and the Collateral Administrator, Collateral Agent and Securities Intermediary party thereto. The Loan Agreement was amended to, among other things, (i) extend the reinvestment period until December 29, 2020, (ii) extend the scheduled termination date until March 29, 2022, (iii) decrease the applicable margin for advances to 2.85% per annum and (iv) increase the compliance condition for net advances to 55% of net asset value. Alpine’s obligations to JPMorgan under the Alpine Credit Facility are secured by a first priority security interest in a significant portion of the assets of Alpine, including its portfolio of loans. The obligations of Alpine under the Alpine Credit Facility are non-recourse to the Company.
On November 18, 2020, Alpine entered into Amendment No.1 to the Loan Agreement to, among other things, (i) extend the reinvestment period from December 29, 2020 to May 18, 2021, (ii) increase the applicable margin for advances from 2.85% to 3.10% per annum, (iii) reduce the amount of maximum borrowings in an aggregate principal amount from $300,000,000 to $180,000,000 on a committed basis, (iv) require the Company to maintain a minimum a cash balance of $20,000,000 in Alpine, and (v) decrease the compliance condition for net advances from 55% to 52.5% of net asset value. The maturity date under the Loan Agreement did not change and therefore any amounts borrowed, as well as all accrued and unpaid interest thereunder, were due and payable on March 29, 2022. In connection with the Amendment, the Company repaid $35,000,000 of the outstanding balance under the Loan Agreement on November 18, 2020, reducing the outstanding balance from $180,000,000 to $145,000,000. The Alpine Credit Facility ended its reinvestment period on May 18, 2021 and entered its amortization period. As of December 31, 2021 and December 31, 2020, Alpine’s borrowings under the Alpine Credit Facility totaled $44,600,645 and $145,000,000, respectively, and were recorded as part of revolving credit facilities payable on our Consolidated Statements of Assets and Liabilities.
On January 13, 2022, following the repayment of all borrowings, interest, and fees payable, and at Alpine’s election, the Alpine Facility was terminated, including all commitments and obligations from the lender thereto, to lend and make advances to Alpine Funding LLC.
Pricing under the Alpine Credit Facility for each one month calculation period was based on LIBOR for an interest period of one month, plus a spread of 3.10% per annum. If LIBOR was unavailable, pricing was determined at the greater of the prime rate offered by JPMorgan or the federal funds effective rate plus 50 basis points, plus a spread of 3.10% per annum. Interest was payable monthly in arrears.
Borrowings of Alpine were considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act, applicable to BDCs.
As of December 31, 2021 and 2020, the carrying amount of the Company’s borrowings under the Alpine Credit Facility approximated the fair value of the Company’s debt obligation. The fair value of the Company’s debt obligation is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s borrowings under the Alpine Credit Facility is estimated based upon market interest rates of the Company’s borrowings or entities with similar credit risk, adjusted for nonperformance risk, if any. As of December 31, 2021 and 2020, the Alpine Credit Facility would be deemed to be Level 3, as defined in Note 4.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
As of December 31, 2021 and 2020, $0 and $659,266, respectively, of financing costs related to the Alpine Credit Facility have been capitalized and were being amortized over the respective terms. The following table shows additional information about the interest and financing costs related to the Alpine Credit Facility for the years ended December 31, 2021, 2020 and 2019:
	For the Year Ended December 31,
	2021	2020	2019
Interest expense related to the Alpine Credit Facility	$3,648,527	$7,642,421	$13,049,364
Financing expenses related to the Alpine Credit Facility	659,266	1,225,097	970,254
Total interest and financing expenses related to the Alpine Credit Facility	$4,307,793	$8,867,518	$14,019,618
Weighted average outstanding debt balance of the Alpine Credit Facility	$108,098,133	$182,841,530	$240,000,000
Weighted average interest rate of the Alpine Credit Facility	3.3%	5.4%	5.1%
Note 7. Agreements
Investment Advisory Agreement
On April 5, 2012, the Company entered into an investment advisory agreement (the “Investment Advisory Agreement”) with SIC Advisors to manage the Company’s investment activities. The Investment Advisory Agreement became effective as of April 17, 2012, the date that the Company met its minimum offering requirement. Pursuant to the 1940 Act, the initial term of the Investment Advisory Agreement was for two years from its effective date. Unless earlier terminated pursuant to its terms, the Investment Advisory Agreement will remain in effect from year-to-year thereafter if approved annually at an in-person meeting of the Company’s board of directors by a majority of directors who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Company or the Adviser, and either the Company’s board of directors or the holders of a majority of the Company’s outstanding voting securities.
Pursuant to the Investment Advisory Agreement, SIC Advisors implemented the Company’s business strategy on a day-to-day basis and performed certain services for the Company, subject to oversight by the Company’s board of directors. SIC Advisors was responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the Investment Advisory Agreement, the Company agreed to pay SIC Advisors a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.
The base management fee under the Investment Advisory Agreement was calculated at an annual rate of 1.75% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the proceeds of leverage. “Gross assets” also includes any cash collateral posted with respect to the TRS, adjusted for realized and unrealized appreciation. For the first quarter of the Company’s operations, the base management fee was calculated based on the initial value of the Company’s gross assets. Subsequently, the base management fee was calculated based on the gross assets at the end of each completed calendar quarter. Base management fees for any partial quarter are appropriately pro-rated. For the years ended December 31, 2021, 2020 and 2019, the Company recorded an expense for base management fees of $11,509,112, $12,185,544 and $17,018,479, respectively, of which $2,640,364 and $2,967,857 were payable at December 31, 2021 and 2020, respectively.
The incentive fee consisted of the following two parts:
An incentive fee on net investment income (“Subordinated Incentive Fee on Income”) was calculated and payable quarterly in arrears and was based upon pre-incentive fee net investment income for the immediately preceding quarter. No Subordinated Incentive Fee on Income was payable in any calendar quarter in which pre-incentive fee net investment income did not exceed a quarterly return to stockholders of 1.75% per quarter on the Company’s net assets at the end of the immediately preceding fiscal quarter (the “Preferred Quarterly Return”). All pre-incentive fee net investment income, if any, that exceeds the Preferred Quarterly Return, but

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
was less than or equal to 2.1875% of net assets at the end of the immediately preceding fiscal quarter in any quarter, was payable to SIC Advisors. The Company refers to this portion of its Subordinated Incentive Fee on Income as the “Catch Up”. It was intended to provide an incentive fee of 20% on pre-incentive fee net investment income when pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter in any quarter. For any quarter in which the Company’s pre-incentive fee net investment income exceeds 2.1875% of net assets at the end of the immediately preceding quarter, the Subordinated Incentive Fee on Income shall equal 20% of the amount of pre-incentive fee net investment income, because the Preferred Quarterly Return and Catch Up will have been achieved. There is no incentive fee on net investment income earned on the TRS.
For the years ended December 31, 2021, 2020 and 2019, the Company recorded incentive fees of $0, $0 and $176,061, respectively. As of December 31, 2021 and 2020, the Company recorded no incentive fees payable.
A capital gains incentive fee will be earned on realized investments and shall be payable in arrears as of the end of each calendar year during which the Investment Advisory Agreement is in effect. If the Investment Advisory Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee equals 20% of the realized capital gains, less the aggregate amount of any previously paid capital gains incentive fees. The incentive fee on capital gains is equal to realized capital gains on a cumulative basis from inception, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis.
Under GAAP, the Company calculates capital gains incentive fees as if the Company had realized all assets at their fair values and liabilities at their settlement amounts as of the reporting date. GAAP requires that the capital gains incentive fee accrual assume the cumulative aggregate unrealized capital appreciation is realized, even though such unrealized capital appreciation is not payable under the Investment Advisory Agreement. Accordingly, the Company accrues a provisional capital gains incentive fee taking into account any unrealized gains or losses. There can be no assurance that such unrealized capital appreciation will be realized in the future and that the provisional capital gains incentive fee will become payable.
On April 23, 2021, the Company entered into the Incentive Fee Waiver Agreement with SIC Advisors, pursuant to which SIC Advisors agreed to waive (i) 50% of any incentive fee on income payable to SIC Advisors for any fiscal quarter during the period beginning with the fiscal quarter ending September 30, 2021 and the fiscal quarter ending June 30, 2022, and (ii) 50% of any incentive fee on capital gains payable to SIC Advisors for the fiscal year ending December 31, 2021. For the avoidance of doubt, the Incentive Fee Waiver Agreement does not amend the calculation of the incentive fees as set forth in the Investment Advisory Agreement. Other than the waiver contemplated by the Incentive Fee Waiver Agreement, the terms of the Investment Advisory Agreement remained in full force and effect. Following (i) the fiscal quarter ending June 30, 2022 with respect to the waiver granted by SIC Advisors on any incentive fee payable on income, and (ii) the fiscal year ending December 31, 2021 with respect to the waiver granted by SIC Advisors on any incentive fee payable on capital gains, unless otherwise extended by the Company and SIC Advisors, the Incentive Fee Waiver Agreement will terminate and the original terms of the Investment Advisory Agreement will be in full force and effect.
For the years ended December 31, 2021, 2020 and 2019, the Company recorded no capital gains incentive fee and no capital gains incentive fee were payable.
In connection with the closing of the Merger, the Investment Advisory Agreement was terminated.
Administration Agreement
On April 5, 2012, the Company entered into an administration agreement (the “Administration Agreement”) with Medley Capital LLC, pursuant to which Medley Capital LLC furnished the Company with administrative services necessary to conduct its day-to-day operations. Pursuant to the 1940 Act, the Administration Agreement remained in effect for an initial period of two years from its effective date. The Administration Agreement became effective on April 17, 2012, the date that we met our minimum offering requirement. Under the Administration Agreement, Medley Capital LLC was reimbursed for administrative expenses it incurred on the Company’s behalf in performing its obligations. Such costs were reasonably allocated to the Company on the

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
basis of assets, revenues, time records or other reasonable methods. The Company did not reimburse Medley Capital LLC for any services for which it received a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC.
On April 23, 2021, the Company entered into the Expense Limitation Agreement with Medley Capital LLC, the Company’s administrator, pursuant to which, Medley Capital LLC agreed that the amount of expenses payable and reimbursable by the Company under the Administration Agreement will be capped at $2.2 million for the fiscal year ending December 31, 2021. For the avoidance of doubt, other than the cap contemplated by the Expense Limitation Agreement, the Expense Limitation Agreement does not amend the allocation of costs and expenses that are payable or reimbursable by the Company under the Administration Agreement. Following the quarter ending December 31, 2021, unless otherwise extended by the Company and Medley Capital LLC, the Expense Limitation Agreement will terminate and the original terms of the Administration Agreement will be in full force and effect.
On February 28, 2013, Medley Capital LLC entered into a Sub-Administration Agreement with State Street Bank Global Fund Accounting and Custody to perform certain financial, accounting, administrative and other services on behalf of the Company.
For the years ended December 31, 2022, 2021 and 2019, the Company recorded expenses of $2,040,753, $2,231,015 and $2,538,480, respectively, relating to administrator expenses. As of December 31, 2021 and 2020, the Company had $372,534 and $401,260, respectively, in administrator fees payable.
In connection with the closing of the Merger, the Administration Agreement was terminated.
Note 8. Related Party Transactions
Investment Advisory Agreement
We were party to the Investment Advisory Agreement with SIC Advisors in which our senior management holds an equity interest. Members of our senior management also serve as principals of other investment managers affiliated with SIC Advisors that do, and may in the future, manage investment funds, accounts or other investment vehicles with investment objectives similar to ours.
Administration Agreement
We were party to the Administration Agreement with Medley Capital LLC, pursuant to which Medley Capital LLC furnished us with administrative services necessary to conduct our day-to-day operations. Medley Capital LLC was reimbursed for administrative expenses it incurred on our behalf. We did not reimburse Medley Capital LLC for any services for which it received a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of Medley Capital LLC. Medley Capital LLC is an affiliate of SIC Advisors. In addition, we entered in the Expense Limitation Agreement with Medley Capital LLC (as described and for the period set forth in Note 7).
Commitment Letter
On March 7, 2021, Medley LLC, the parent of the Company’s investment adviser and administrator, commenced a voluntary case (the “Chapter 11 Case”) under chapter 11 of title 11 of the United States Code in the Bankruptcy Court. The Chapter 11 Case is captioned In re Medley LLC, No, 21-10526 (KBO) (Bankr. D. Del. Mar. 7, 2021).
In connection with the Chapter 11 Case, on August 11, 2021 the Company entered into a commitment letter (the “Commitment Letter”) among the Company, Medley LLC, Medley Capital LLC, and SIC Advisors, pursuant to which the Company has agreed to contribute $2.1 million, subject to certain conditions, to an employee compensation and retention plan (the “Compensation Plan”) to be established by Medley Capital LLC. The Compensation Plan is an element of a Term Sheet dated July 21, 2021 (the “Term Sheet”) filed by Medley LLC with the Bankruptcy Court as Docket No. 276 in the Chapter 11 Case.
Pursuant to the Commitment Letter, the Company’s contribution is to be made in three equal installments of $700,000 in September 2021, December 2021, and January 2022, and the contributions are to be used solely to

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
fund payments to employees of Medley Capital LLC under the Compensation Plan. To the extent any such employee forfeits a compensation payment to which he or she would otherwise be entitled or is obligated to return a payment received, the Company is entitled to recoup the amount in its sole discretion.
The Company may terminate the Commitment Letter by written notice to Medley LLC, Medley Capital LLC, and SIC Advisors upon the occurrence of certain events, including, but not limited to, the entry by the Bankruptcy Court of an order materially inconsistent with the Term Sheet; the failure by the Bankruptcy Court to have entered an appropriate order by November 30, 2021; or the failure by SIC Advisors to comply with any covenant or agreement in the Investment Advisory Agreement dated April 5, 2012 between SIC Advisors and the Company. For the year ended December 31, 2021, the Company paid and recognized as general and administrative expense in the Company’s Consolidated Statements of Operations, $1.3 million of the contributions pursuant to the Commitment Letter.
License Agreement
We were party to a license agreement with SIC Advisors under which SIC Advisors agreed to grant us a non-exclusive, royalty-free license to use the name “Sierra” for specified purposes in our business. Under this license agreement, we have a right to use the “Sierra” name, subject to certain conditions, for so long as SIC Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Sierra” name.
Co-Investment Transactions
Opportunities for co-investments may arise when SIC Advisors or an affiliated adviser becomes aware of investment opportunities that may be appropriate for the Company and other clients or affiliated funds. The Company obtained an exemptive order from the SEC on November 25, 2013 (the “Prior Exemptive Order”). On March 29, 2017, the Company, SIC Advisors and certain other affiliated funds and investment advisers received an exemptive order (the "Exemptive Order") that supersedes the Prior Exemptive Order and allows affiliated registered investment companies to participate in co-investment transactions with us that would otherwise have been prohibited under Section 17(d) and 57(a)(4) and Rule 17d-1. On October 4, 2017, the Company, SIC Advisors and certain of our affiliates received an exemptive order that supersedes the Exemptive Order (the “Current Exemptive Order”) and allows, in addition to the entities already covered by the Exemptive Order, Medley LLC and its subsidiary, Medley Capital LLC, to the extent they hold financial assets in a principal capacity, and any direct or indirect, wholly- or majority-owned subsidiary of Medley LLC that is formed in the future, to participate in co-investment transactions with us that would otherwise be prohibited by either or both of Sections 17(d) and 57(a)(4) of the 1940 Act. Co-investment under the Current Exemptive Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the board of directors determines that it would be in the Company’s best interest to participate in the transaction. However, neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them. See the footnotes to the consolidated schedule of investments as of December 31, 2021 and December 31, 2020 for disclosures regarding securities also held by affiliated funds.
Note 9. Directors Fees
For the years ended December 31, 2021, 2020 and 2019, the Company recorded directors' fees expenses in General and Administrative expenses on the Consolidated Statements of Operations of $1,317,826, $1,068,875 and $1,030,500, respectively, of which no amount was payable at December 31, 2021, 2020 and 2019, respectively.
Note 10. Earnings Per Share
In accordance with the provisions of ASC Topic 260 - Earnings per Share , basic earnings per share is computed by dividing earnings available to common shareholders by the weighted average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
The following table sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the years ended December 31, 2021, 2020 and 2019:
	2021	2020	2019
Net increase/(decrease) in net assets from operations	$34,242,454	$(53,116,846)	$(29,580,903)
Weighted average common stock outstanding	102,408,063	102,744,642	100,582,788
Weighted average basic and diluted earnings/(loss) per common share	$0.33	$(0.52)	$(0.29)
Note 11. Commitments
As of December 31, 2021 and 2020, the Company had $14,185,394 and $17,393,369, respectively, of unfunded commitments under loan and financing agreements. These amounts are primarily composed of commitments for senior secured term loans and revolvers. The unrealized gain or loss associated with unfunded commitments is recorded in the financial statements and reflected as an adjustment to the valuation of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments are not recognized by the Company until the commitment is funded. As of December 31, 2021, the Company believed that it had adequate financial resources to satisfy its unfunded commitments.
	As of December 31,
	2021	2020
1888 Industrial Services, LLC	$376,856	$376,856
Black Angus Steakhouses, LLC	416,667	1,111,111
Brook & Whittle Holding Corp.	941,423	—
DataOnline Corp.	—	321,429
Isola USA Corp.	1,138,277	1,138,277
Kemmerer Operations LLC	908,475	908,475
Lifestyle Intermediate II, LLC	1,166,667	—
RA Outdoors, LLC	1,234,568	—
Redwood Services Group, LLC	—	2,587,500
RTIC Subsidiary Holdings, LLC	2,380,952	3,174,603
SFP Holdings, Inc.	—	3,081,900
Thermacell Repellents, Inc.	1,540,000	—
West Dermatology, LLC	4,081,509	4,693,218
Total Commitments	$14,185,394	$17,393,369
Insurance Reimbursements
During the year ended December 31, 2020, the Company has received insurance proceeds under its insurance policy relating to the legal expenses associated with the dismissed stockholder class action, captioned as FrontFour Capital Group LLC, et al. v Brook Taube et al. During the year ended December 31, 2020, the Company received $2.7 million of insurance proceeds. The reimbursement has been recorded as an offset or reduction in professional fees and expenses on the Consolidated Statements of Operations.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Note 12. Fee Income
Fee income consists of origination fees, amendment fees, prepayment fees, administrative agent fees and other miscellaneous fees. Origination fees, prepayment fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income. The following table shows the Company’s fee income for the years ended December 31, 2021, 2020 and 2019:
	2021	2020	2019
Origination fee	$489,707	$799,838	$467,783
Prepayment fee	60,000	—	2,870,918
Amendment fee	550,519	328,716	589,236
Administrative agent fee	22,720	31,342	106,162
Other fees	240,751	77,038	5,767
Total fee income	$1,363,697	$1,236,934	$4,039,866
Note 13. Distributions and Share Repurchase Program
Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Company’s board of directors.
The Company has adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which, prior to the suspension of the DRIP (as described below), the Company’s stockholders could elect to have the full amount of any cash distributions reinvested in additional shares of the Company’s common stock. If the Company declared a cash dividend or other distribution, each stockholder that has “opted in” to the DRIP would have their distributions automatically reinvested in additional shares of the Company’s common stock rather than receiving cash distributions, at a reinvestment purchase price of 94.5% of NAV per share of the Company’s common stock on the distribution date. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions.
On September 21, 2021, the Company’s board of directors approved the suspension of the DRIP pursuant to the Merger Agreement. As a result, beginning with the Company’s first distribution following the September 2021 distribution, any distributions declared by the Company will be paid in cash to all stockholders unless and until the DRIP is reinstated. For the year ended December 31, 2021, the Company distributed a total of $12,287,751 of which $9,240,988 was in cash and $3,046,763 was in the form of common stock issued under the DRIP.
For the year ended December 31, 2020, the Company distributed a total of $13,838,034 of which $8,952,100 was in cash and $4,885,934 was in the form of common stock associated with the DRIP. For the year ended December 31, 2019, the Company distributed a total of $64,162,404 of which $39,887,810 was in cash and $24,274,594 was in the form of common stock associated with the DRIP.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
The following table reflects the cash distributions per share that the Company has declared or paid to its stockholders during 2021, 2020 and 2019. Stockholders of record as of each respective record date were entitled to receive the distribution.
Record Date	Payment Date	Amount per share
January 25, 2019	January 31, 2019	0.05334
February 11, 2019	February 28, 2019	0.05334
March 11, 2019	March 29, 2019	0.05334
April 29, 2019	April 30, 2019	0.05334
May 30, 2019	May 31, 2019	0.05334
June 27, 2019	June 28, 2019	0.05334
July 30, 2019	July 31, 2019	0.05334
August 29, 2019	August 30, 2019	0.05334
September 27, 2019	September 30, 2019	0.05334
October 30, 2019	October 31, 2019	0.05334
November 28, 2019	November 29, 2019	0.05334
December 30, 2019	December 31, 2019	0.05334
January 30, 2020	January 31, 2020	0.03500
February 27, 2020	February 28, 2020	0.03500
March 30, 2020	March 31, 2020	0.03500
October 29, 2020	October 30, 2020	0.01000
November 27, 2020	November 30, 2020	0.01000
December 30, 2020	December 31, 2020	0.01000
January 28, 2021	January 29, 2021	0.01000
February 25, 2021	February 26, 2021	0.01000
March 30, 2021	March 31, 2021	0.01000
April 29, 2021	April 30, 2021	0.01000
May 28, 2021	May 31, 2021	0.01000
June 29, 2021	June 30, 2021	0.01000
July 29, 2021	July 30, 2021	0.01000
August 30, 2021	August 31, 2021	0.01000
September 29, 2021	September 30, 2021	0.01000
November 15, 2021	November 16, 2021	0.01000
November 29, 2021	November 30, 2021	0.01000
December 30, 2021	December 31, 2021	0.01000
The Company’s distributions may be funded from borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment, and historically may have been funded from offering proceeds or borrowings. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. On July 31, 2020, our board of directors temporarily suspended the monthly distributions on the shares of the Company’s common stock. On October 22, 2020, our board of directors determined to reinstate the monthly distributions on the shares of the Company’s common stock.
The determination of the tax attributes (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in-capital surplus which is a nontaxable distribution) of distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income earned and distributions paid during the fiscal year.
Share Repurchase Program
In June 2013, the Company commenced a share repurchase program pursuant to which it conducted quarterly share repurchases of up to 2.5% of the weighted average number of outstanding shares of its common stock in the prior four calendar quarters or 10% of the weighted average number of outstanding shares in the prior

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
12-month period. In connection with the Proposed Mergers, the Company suspended the Share Repurchase Program. The purpose of the share repurchase program was to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed NAV per share of the Company's common stock immediately prior to the date of repurchase. Shares were purchased from stockholders participating in the program on a pro-rata basis. Unless the Company's board of directors determined otherwise, the number of shares repurchased during any calendar year were limited to the proceeds received in association with the sale of shares of common stock under the DRIP.
Notwithstanding the suspension of the share repurchase program, the Company’s board of directors previously approved the repurchase of shares of our common stock from our stockholders who have requested repurchases in connection with such stockholder’s death or disability. In the event of the death or disability of a stockholder, the Company would repurchase the shares held by such stockholder at a price equal to the NAV per share of our shares as disclosed in the periodic report the Company files with the SEC immediately following the date of the death or disability of such stockholder. The Company's board of directors has the right to suspend or terminate repurchases due to death or disability to the extent that it determines that it is in the Company's best interest to do so.
In addition, on April 28, 2021, our board of directors authorized a share repurchase program, pursuant to which the Company conducted quarterly share repurchases, beginning in the second quarter of 2021, of the lesser of: (i) the number of shares of common stock, par value $0.001 per share, that the Company can purchase with the proceeds received under the DRIP from the prior quarter; or (ii) 2.5% of the weighted average number of shares outstanding in the prior four calendar quarters (the “Share Repurchase Program”). Notwithstanding the foregoing, in connection with the first share repurchase offer for the quarter ended June 30, 2021, the Company intended to repurchase the number of shares that the Company can purchase with the proceeds received under the DRIP from the prior two quarters. The purpose of the Share Repurchase Program was to allow stockholders to sell their shares back to the Company at a price equal to the most recently disclosed net asset value per share of the Company’s common stock immediately prior to the date of such share repurchase. Shares were purchased from stockholders participating in the Share Repurchase Program on a pro rata basis. The Share Repurchase Program may be suspended, extended, modified or discontinued by our board of directors at any time.
As previously disclosed on September 22, 2021, pursuant to the Merger Agreement (as described in Note 1), the Company’s board of directors determined to suspend the share repurchase program and repurchase in the event of death or disability.
During the years ended December 31, 2021, 2020 and 2019, the Company repurchased 964,494, 647,252 and 248,704, respectively, in accordance with the share repurchase program.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Note 14. Financial Highlights
The following is a schedule of financial highlights of the Company for the years ended December 31, 2021, 2020, 2019, 2018 and 2017:
	For the years ended December 31,
	2021	2020	2019	2018	2017
Per Share Data:(1)
Net asset value at beginning of period	$5.12	$5.78	$6.72	$7.66	$8.17
Net investment income/(loss)	0.11	(0.02)	0.32	0.48	0.55
Net realized gains/(losses) on investments and total return swap	0.06	(0.72)	(0.28)	(0.59)	(0.27)
Net unrealized appreciation/(depreciation) on investments and total return swap	0.17	0.22	(0.34)	(0.18)	(0.14)
Net increase/(decrease) in net assets	0.34	(0.52)	(0.30)	(0.29)	0.14
Distribution from tax return of capital(2)	(0.02)	(0.14)	(0.26)	—	—
Distributions declared from net investment income(2)	(0.10)	—	(0.38)	(0.64)	(0.64)
Total distributions to shareholders	(0.12)	(0.14)	(0.64)	(0.64)	(0.64)
Issuance of common shares above net asset value(3)	—	—	—	(0.01)	(0.01)
Net asset value at end of period	$5.34	$5.12	$5.78	$6.72	$7.66
Total return based on net asset value(4)	6.69%	(9.04)%	(4.43)%	(4.04)%	1.53%
Portfolio turnover rate	20.48%	23.73%	34.92%	23.42%	36.31%
Shares outstanding at end of period	102,276,889	102,630,605	102,282,366	98,502,907	96,620,231
Net assets at end of period	$545,693,343	$525,740,939	$591,062,721	$662,080,199	$739,986,569
Ratio/Supplemental Data:
Ratio of net investment income/(loss) to average net assets	2.14%	(0.49)%	5.05%	6.62%	6.84%
Ratio of net expenses (including incentive fees) to average net assets	7.00%	10.07%	7.54%	7.15%	7.13%
Ratio of incentive fees to average net assets	—%	—%	0.03%	—%	0.61%
Supplemental Data:
Asset coverage ratio per unit(5)	$13,174	$4,626	$2,801	$2,656	$2,330
Percentage of non-recurring fee income(6)	2.72%	2.52%	4.91%	3.63%	6.79%
Ratio of net expenses (excluding incentive fees) to average net assets	7.00%	10.07%	7.52%	7.15%	6.52%
Ratio of interest and financing related expenses to average net assets	0.80%	2.37%	3.22%	3.03%	2.38%
Total Debt Outstanding:(7)(8)
Revolving Credit Facility	$44,600,645	$145,000,000	$328,100,000	$355,000,000	$435,000,000
Total Return Swap(9)	—	—	—	51,776,760	127,519,693
(1)
The per share data was derived by using the weighted average shares outstanding during the years ended December 31, 2021, 2020, 2019, 2018 and 2017 which were 102,408,063, 102,744,642, 100,582,788, 97,404,685 and 96,248,024, respectively. Table may not foot due to rounding.

(2)	The per share data for distributions is the actual amount of paid distributions per share during the period.
(3)
Shares issued under the DRIP (see Note 13) may cause on incremental increase/decrease in NAV per share due to the effect of issuing shares at amounts that differ from the prevailing NAV at each issuance.

(4)	Total annual returns are historical and assume reinvestments of all dividends and distributions at prices obtained under the DRIP, and no sales charge.
(5)
Asset coverage per unit is the ratio of the carrying value of the Company's total consolidated assets for regulatory purposes, which includes the underlying fair value of net TRS, less all liabilities and indebtedness not represented by senior securities to the aggregate amount of senior securities representing indebtedness and the implied leverage on the TRS. Asset coverage per unit is expressed in terms of dollars per $1,000 of indebtedness. For the years ended December 31, 2021, 2020, 2019, 2018 and 2017, the Company's Asset Coverage Per Unit including unfunded commitments was $10,069, $4,130, $2,547, $2,363 and $2,054, respectively.

(6)	Represents the impact of non-recurring fees over total investment income.

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
(7)	Total amount of each class of senior securities outstanding at the end of the period excluding debt issuance costs.
(8)	Average market value per unit is not applicable as these classes of securities are not registered for public trading.
(9)	The TRS amount is comprised of the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted by Arbor under the TRS.
Note 15. Selected Quarterly Financial Data (unaudited)
	Quarter Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total investment income	$9,841,479	$12,596,856	$14,981,562	$11,924,655
Total investment income per common share	0.09	0.12	0.15	0.12
Net investment income	2,045,089	1,477,875	5,112,469	2,938,759
Net investment income per common share	0.02	0.01	0.05	0.03
Net realized and unrealized gain/(loss)	2,674,777	(9,206,385)	13,300,382	15,899,488
Net realized and unrealized gain/(loss) per common share	0.03	(0.09)	0.13	0.15
Net increase/(decrease) in net assets resulting from operations	4,719,866	(7,728,510)	18,412,851	18,838,247
Basic and diluted earnings/(loss) per common share	0.05	(0.08)	0.18	0.18
Net asset value per common share at end of quarter	5.34	5.32	5.43	5.28
	Quarter Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020
Total investment income	$12,081,523	$12,935,319	$11,699,454	$11,176,811
Total investment income per common share	0.12	0.13	0.11	0.11
Net investment income	5,389,550	6,081,232	(14,767,663)	823,800
Net investment income per common share	0.05	0.06	(0.14)	0.01
Net realized and unrealized gain/(loss)	19,937,287	26,039,189	23,444,565	(120,064,806)
Net realized and unrealized gain/(loss) per common share	0.19	0.25	0.23	(1.17)
Net increase/(decrease) in net assets resulting from operations	25,326,837	32,120,421	8,676,902	(119,241,006)
Basic and diluted earnings/(loss) per common share	0.25	0.31	0.08	(1.16)
Net asset value per common share at end of quarter	5.11	4.91	4.60	4.51
	Quarter Ended
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Total investment income	$17,119,758	$18,160,825	$23,906,563	$20,910,460
Total investment income per common share	0.17	0.18	0.24	0.21
Net investment income	5,670,095	5,757,586	11,859,528	8,794,693
Net investment income per common share	0.06	0.06	0.12	0.09
Net realized and unrealized gain/(loss)	(14,297,904)	(24,569,974)	(28,913,606)	6,118,679
Net realized and unrealized gain/(loss) per common share	(0.15)	(0.24)	(0.29)	0.06
Net increase/(decrease) in net assets resulting from operations	(8,627,809)	(18,812,388)	(17,054,078)	14,913,372
Basic and diluted earnings/(loss) per common share	(0.09)	(0.19)	(0.17)	0.15
Net asset value per common share at end of quarter	5.78	6.03	6.37	6.71

SIERRA INCOME CORPORATION
Notes to Consolidated Financial Statements— (Continued)
Note 16. Subsequent Events
Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2021, except as disclosed below.
On January 13, 2022, following the repayment of all borrowings, interest, and fees payable, and at Alpine’s election, the Alpine Facility was terminated, including all commitments and obligations from the lender thereto, to lend and make advances to Alpine Funding LLC.
On January 31, 2022 and February 17, 2022, the Company's board of directors declared two monthly distributions for January and February 2022 in the amounts of $0.010 per share and $0.009 per share, respectively. Stockholders of record as of each respective monthly record date were entitled to receive the distribution. Below are the details for each respective distribution:
Record Date	Payment Date	Amount per share
January 31, 2022	February 15, 2022	$0.010
February 17, 2022	February 18, 2022	$0.009
On February 25, 2022, the Company completed its merger with BBDC pursuant to the terms and conditions of the Merger Agreement. The Merger has been treated as a “reorganization” within the meaning of Section 368(a)(1)(A) of the Code. See Note 1 for more information.
On February 25, 2022, in connection with the closing of the Merger, the Investment Advisory Agreement and the Administration Agreement were terminated.

PART C
OTHER INFORMATION
Item 15.	Indemnification.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our charter contains a provision that limits the liability of our directors and officers to us and our stockholders for money damages and our charter requires us to indemnify and advance expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) to (i) any present or former director or officer or (ii) any individual who, while a director or officer and, at our request, serves or has served as a director, officer, partner, member, manager or trustee of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in such capacity from and against any claim or liability to which such person may become subject or which such person may incur.
Separately, our Investment Advisory Agreement provides that we will indemnify and hold harmless our Adviser and its affiliates from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such indemnified parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) in connection with the performance of the Adviser’s duties as our investment adviser to the extent that such person’s liabilities are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with our charter, Maryland law or the 1940 Act, which prohibits indemnification for certain breaches of fiduciary duties. In addition, the Investment Advisory Agreement provides that we may not indemnify an indemnitee for any liability or loss suffered by such indemnitee nor hold harmless such indemnitee for any loss or liability suffered by us unless (1) the indemnitee has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of our Company, (2) the indemnitee was acting on behalf of or performing services for us, (3) the liability or loss suffered was not the result of negligence or misconduct by our Adviser, an affiliate of our Adviser or director of the Company and (4) the indemnification or agreement to hold harmless is only recoverable out of our net assets and not from our stockholders. In addition, we expect that our Adviser will indemnify us for losses or damages arising out of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
In addition, pursuant to the Investment Advisory Agreement and our indemnification agreements, we will not provide indemnification to a person for any loss or liability arising from an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (1) there has been a successful adjudication on the merits of each count involving alleged material securities law violations; (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or (3) a court of competent jurisdiction approves a settlement of the claims against the indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which the securities were offered and sold as to indemnification for violations of securities laws.
We may advance funds to an indemnitee for legal expenses and other costs incurred as a result of legal action for which indemnification is being sought only if all of the following conditions are met: (i) the legal action relates to acts or omissions with respect to the performance of duties or services on our behalf; (ii) the indemnitee has provided us with written affirmation of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification; (iii) the legal action is initiated by a third party who is not a stockholder or the legal action is initiated by a stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iv) the indemnitee undertakes to repay the advanced funds to us, together with the applicable legal rate of interest thereon, in cases in which he or she is found not to be entitled to indemnification. We may not incur the cost of that portion of liability insurance which insures the indemnitee for any liability as to which the indemnitee is prohibited from being indemnified under our charter and bylaws.
Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Company pursuant to the provisions described above, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue”.

Item 16.	Exhibits.
(2) Exhibits
(1)(a)
Form of Articles of Amendment and Restatement of the Registrant (Filed as Exhibit (a)(3) to the Registrant's Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-138418) filed with the Securities and Exchange Commission on December 29, 2006 and incorporated herein by reference).

(1)(b)
Articles of Amendment of the Registrant (Filed as Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(1)(c)	Articles Supplementary (Filed as Exhibit 3.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).
(2)
Seventh Amended and Restated Bylaws of the Registrant (Filed as Exhibit 3.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(3)	Not applicable
(4)	Not applicable.
(5)(a)
Base Indenture between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), dated as of November 23, 2021 (incorporated by reference to Exhibit 4.1 of the Current Report on Form 8-K filed on November 24, 2021).

(5)(b)
First Supplemental Indenture, dated as of November 23, 2021, relating to the 3.300% Notes due 2026, by and between the Company and U.S. Bank Trust Company, National Association, (as successor in interest to U.S. Bank National Association), as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on November 24, 2021).

(5)(c)	Form of 3.300% Notes due 2026 (previously filed as Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on November 24, 2021 and herein incorporated by reference).
(5)(d)
Registration Rights Agreement, dated as of November 23, 2021, by and among the Company and J.P. Morgan Securities LLC, ING Financial Markets LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC (previously filed as Exhibit 4.4 to the Company’s Current Report on Form 8-K filed on November 24, 2021 and herein incorporated by reference).

(6)(a)
Second Amended and Restated Investment Advisory Agreement, dated February 25, 2022, by and between Barings BDC, Inc. and Barings LLC (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2022 and incorporated herein by reference).

(6)(b)
Administration Agreement, dated August 2, 2018 by and between Triangle Capital Corporation and Barings LLC (Filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 2, 2018 and incorporated herein by reference).

(7)	Not applicable
(8)	Not applicable
(9)
Master Custodian Agreement, dated August 2, 2018, between the Company and State Street Bank and Trust Company (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2018 and incorporated herein by reference).

(10)	Not applicable
(11)(a)	Opinion of Dechert LLP. (incorporated by reference to Exhibit 11 to the Company’s Registration Statement on Form N-14 filed on September 16, 2022).
(11)(b)	Opinion of Dechert LLP.*(Tax)
(13)(a)
Senior Secured Revolving Credit Facility, dated as of February 21, 2019, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference).

(13)(b)
Guarantee, Pledge and Security Agreement, dated as of February 21, 2019, by and among the Company, as borrower, the subsidiary guarantors party thereto, ING Capital LLC, as revolving administrative agent for the revolving lenders and collateral agent, and the other parties signatory thereto (Filed as Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 filed with the Securities and Exchange Commission on May 9, 2019 and incorporated herein by reference).

(13)(c)
Amendment No. 1 to the Senior Secured Revolving Credit Agreement dated as of December 3, 2019, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto (Filed as Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission on February 27, 2020 and incorporated herein by reference).

(13)(d)
Amendment No. 2 to the Senior Secured Revolving Credit Agreement dated as of December 29, 2021, by and among the Company, as borrower, the lenders party thereto, ING Capital LLC, as administrative agent, and the other parties signatory thereto. (Filed as Exhibit 10.17 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission on February 23, 2022 and incorporated herein by reference).

(13)(e)
Amendment No. 3 to Senior Secured Revolving Credit Agreement, dated as of February 25, 2022, by and among Barings BDC, Inc., the subsidiary guarantors party thereto, the lenders party thereto and ING Capital LLC, as administrative agent (Filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 3, 2022 and incorporated herein by reference).

(13)(f)
Credit Support Agreement, dated December 23, 2020, by and between the Company and Barings LLC (Filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 23, 2020 and incorporated herein by reference).

(13)(g)
Note Purchase Agreement by and between the Company and the purchasers party thereto, dated August 3, 2020 (Filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2020 and incorporated herein by reference).

(13)(h)
Amendment No. 1 to August 3, 2020 Note Purchase Agreement by and between the Company and the purchasers party thereto, dated November 4, 2020 (Filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference).

(13)(i)
Note Purchase Agreement by and between the Company and the purchasers party thereto, dated November 4, 2020 (Filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 4, 2020 and incorporated herein by reference).

(13)(j)
Note Purchase Agreement by and between the Company and the purchasers party thereto, dated February 25, 2021 (Filed as Exhibit 10.1 to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2021 and incorporated herein by reference).

(14)(a)	Consent of KPMG LLP (Barings BDC, Inc.)*
(14)(b)	Consent of Ernst & Young LLP (Barings BDC, Inc.)*
(14)(c)
Report of KPMG LLP regarding the senior securities table contained herein (Barings BDC, Inc.) (Filed as Exhibit 99.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission on March 23, 2021 and incorporated herein by reference).

(14)(d)	Consent of Ernst & Young LLP (Sierra Income Corporation)*
(14)(e)	Consent of KPMG LLP (Sierra Income Corporation)
(15)	Not applicable
(16)	Power of Attorney*
(17)(a)	Statement of Eligibility of Trustee on Form T-1 (incorporated by reference to Exhibit 17(a) to the Company’s Registration Statement on Form N-14 filed on September 16, 2022).
(17)(b)	Form of Letter of Transmittal (incorporated by reference to Exhibit 17(b) to the Company’s Registration Statement on Form N-14 filed on September 16, 2022).
(18)	Filing Fees Table (incorporated by reference to Exhibit 107 to the Company’s Registration Statement on Form N-14 filed on September 16, 2022).
*	Filed herewith.

Item 17.	Undertakings.
(1)
The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the day of October 19, 2022.
BARINGS BDC, INC.
By:	/s/ Jonathan Bock
Name:	Jonathan Bock
Title:	Chief Executive Officer
As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Eric Lloyd	Executive Chairman of the Board	October 19, 2022
Eric Lloyd

/s/ Jonathan Bock	Chief Executive Officer (Principal Executive Officer)	October 19, 2022
Jonathan Bock

/s/ Jonathan Landsberg	Chief Financial Officer (Principal Financial Officer)	October 19, 2022
Jonathan Landsberg

/s/ Elizabeth A. Murray	Chief Operating Officer and Chief Accounting Officer (Principal Accounting Officer)	October 19, 2022
Elizabeth A. Murray

*	Director	October 19, 2022
Mark F. Mulhern

*	Director	October 19, 2022
Robert Knapp

*	Director	October 19, 2022
Dr. Bernard Harris, Jr.

*	Director	October 19, 2022
Steve Byers

*	Director	October 19, 2022
Valerie Lancaster-Beal

*	Director	October 19, 2022
John A. Switzer

*	Director	October 19, 2022
David Mihalick

*	Director	October 19, 2022
Thomas W. Okel

*	Director	October 19, 2022
Jill Olmstead
*By:	/s/ Elizabeth A. Murray
Name: Elizabeth A. Murray
Title: Attorney-in-fact